SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.                                              [ ]

Post-Effective Amendment No.      40   (File No. 33-25824)              [X]
                              ---------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.       42    (File No. 811-5696)                            [X]
                  -------

AXP GLOBAL SERIES, INC.
50606 AXP Financial Center
Minneapolis, Minnesota  55474

Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on Dec. 30, 2003 pursuant to  paragraph  (b)
[ ] 60 days after filing pursuant to paragraph  (a)(1)
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing  pursuant to paragraph  (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

AXP Emerging Markets Fund, AXP Global Bond Fund, AXP Global Equity Fund (formerly AXP Global Growth Fund) and AXP Global Technology Fund, series of the Registrant, have adopted a master/feeder operating structure. This Post-Effective Amendment includes a signature page for World Trust, the master fund.

AXP(R)
  Emerging Markets
            Fund

AXP Emerging Markets Fund seeks to provide shareholders with long-term capital growth.

Prospectus

Dec. 30, 2003

Please note that this Fund:

o   is not a bank deposit

o   is not federally insured

o   is not endorsed by any bank or government agency

o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                    3p

Goal                                                        3p

Principal Investment Strategies                             3p

Principal Risks                                             5p


Past Performance                                            6p


Fees and Expenses                                           9p

Investment Manager                                         11p

Other Securities and Investment Strategies                 12p

Buying and Selling Shares                                  12p

Valuing Fund Shares                                        12p

Investment Options                                         13p

Purchasing Shares                                          14p

Transactions Through Third Parties                         17p

Sales Charges                                              17p

Exchanging/Selling Shares                                  20p

Distributions and Taxes                                    23p

Master/Feeder Structure                                    25p

Financial Highlights                                       26p

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2p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Emerging Markets Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of emerging markets companies. Emerging markets are countries characterized as developing or emerging by either the World Bank or the United Nations. Under normal market conditions, at least 80% of the Fund's net assets will be invested in securities of companies that are located in emerging market countries, or that earn 50% or more of their total revenues from goods or services produced in emerging market countries or from sales made in emerging market countries. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the investment process. AEFC has entered into an agreement with American Express Asset Management International, Inc. (AEAMI), a wholly-owned subsidiary, to act as subadviser to the Fund. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Threadneedle chooses investments by:

o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

o Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

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3p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio by selecting geographic regions in which to invest and by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.


o The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:


    o  Evaluating the opportunities and risks within regions and sectors;

    o  Assessing valuations; and

    o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

    The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.


o Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.


A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark, a change in sector strategy, or a change in the economic or political conditions in a particular country. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.


Unusual Market Conditions


During weak or declining markets, the Fund may invest more of its assets in money market securities. The Fund will invest in these securities primarily to avoid losses, however this type of investment also could prevent the Fund from achieving its investment objective. During these times, the Fund may make frequent securities trades that could result in increased fees, expenses, and taxes.

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4p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Foreign/Emerging Markets Risk

    Issuer Risk


    Sector/Concentration Risk


    Liquidity Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

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5p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Sector/Concentration Risk


Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                              CLASS A PERFORMANCE
                           (based on calendar years)

  80%                                               +79.03%

  70%

  60%

  50%

  40%

  30%

  20%

  10%
                                     +6.26%
   0%
                                                                   -3.85% -3.06%
 -10%

 -20%

 -30%                                        -30.26%       -33.03%

 -40%
       1993    1994    1995   1996    1997    1998   1999    2000    2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +37.49% (quarter ending December 1999) and the lowest return for a calendar quarter was -27.03% (quarter ending September 1998).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.


The Fund's Class A year to date return as of Sept. 30, 2003 was +21.84%.


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6p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                    Since             Since
                                                 1 year           5 years     inception (A,B&Y)   inception (C)
Emerging Markets:
   Class A
     Return before taxes                         -8.63%            -5.98%           -3.57%(a)          N/A
     Return after taxes on distributions         -8.63%            -6.00%           -3.76%(a)          N/A
     Return after taxes on distributions
     and sale of fund shares                     -5.30%            -4.67%           -2.88%(a)          N/A
   Class B
     Return before taxes                         -7.75%            -5.78%           -3.37%(a)          N/A
   Class C
     Return before taxes                         -3.66%              N/A              N/A            -13.20%(c)
   Class Y
     Return before taxes                         -3.03%            -4.65%           -2.46%(a)          N/A
MSCI Emerging Markets Free Index                 -6.00%            -4.58%           -5.64%(b)        -13.69%(d)
Lipper Emerging Markets Funds Index              -4.63%            -4.71%           -5.44%(b)        -13.12%(d)


(a) Inception date was Nov. 13, 1996.

(b) Measurement period started Dec. 1, 1996.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

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7p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares,

o   no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged market capitalization-weighted index, is compiled from a composite of securities markets of 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Emerging Markets Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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8p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                    Class A      Class B      Class C       Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                5.75%(b)         none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)             none             5%          1%(c)         none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(e)                              1.05%    1.05%   1.05%    1.05%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.74%    0.75%   0.75%    0.82%
Total                                           2.04%    2.80%   2.80%    1.87%
Fee waiver/expense reimbursement                0.05%    0.05%   0.05%    0.05%
Net expenses                                    1.99%    2.75%   2.75%    1.82%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management." Other expenses are based on estimated amounts for the current fiscal year. AEFC has contractually agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2004. Under this agreement, total expenses will not exceed 1.99% for Class A; 2.75% for Class B; 2.75% for Class C and 1.82% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.05% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.

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9p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year      3 years      5 years        10 years
Class A(a)        $765        $1,174       $1,607          $2,808
Class B           $678(b)     $1,164(b)    $1,575(b)       $2,946(c)
Class C           $278        $  864       $1,475          $3,128
Class Y           $185        $  583       $1,007          $2,191


(a) Includes a 5.75% sales charge.


(b) Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year      3 years      5 years        10 years
Class A(a)        $765        $1,174       $1,607          $2,808
Class B           $278        $  864       $1,475          $2,946(b)
Class C           $278        $  864       $1,475          $3,128
Class Y           $185        $  583       $1,007          $2,191


(a) Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

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10p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

INVESTMENT MANAGER

The Fund's assets are invested in Emerging Markets Portfolio (the Portfolio).

The team that manages the Portfolio is led by:

Julian A.S. Thompson, Portfolio Manager


o   Managed the Portfolio since 2000.


o   Joined AEFC in 1999.


o Began investment career in 1993 as an Investment Manager for Stewart Ivory, a Scottish investment company, from 1993 to 1999.

o   BA and Ph.D., Magdalene College, Cambridge University.


and

Jules Mort, Deputy Portfolio Manager

o   Managed the Portfolio since 2003.


o   Joined Threadneedle in 2001 as a fund manager.

o Began investment career in 1997 as an Analyst and Portfolio Manager, Baillie Gifford & Co., 1997 to 2001.


o   MSc, University of Stirling.


The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 1.05% of the Portfolio's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Portfolio, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


American Express Asset Management International Inc. (Subadviser), a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, Minnesota 55474, subadvises the Fund's assets.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

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11p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments such as money market securities and debt securities. Additionally, the Fund may use derivative instruments such as futures, options, and forward contracts to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.


The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


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12p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

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13p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o   a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

--------------------------------------------------------------------------------
14p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------
Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837
--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

  * $1,000 for tax qualified accounts.

 ** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

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15p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

  * $100 for direct at fund accounts.

 ** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts

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16p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested
Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.50                         3.63
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00                         2.04
$1,000,000 or more                 0.00                         0.00

* Offering price includes the sales charge.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,

o   your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge.

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17p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.

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18p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

o   purchases made:

    o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

    o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

    o  within the University of Texas System ORP,

    o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

    o  within the University of Massachusetts After-Tax Savings Program, or

    o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                   The CDSC percentage rate is:
First year                                                     5%
Second year                                                    4%
Third year                                                     4%
Fourth year                                                    3%
Fifth year                                                     2%
Sixth year                                                     1%
Seventh year                                                   0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
19p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3-1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,

o   held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    o  at least 59-1/2 years old AND

    o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

    o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgment has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

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20p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o   Once we receive your exchange request, you cannot cancel it.

o   Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

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21p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o   your account number

o   the name of the fund(s)

o   the class of shares to be exchanged or sold

o   your Social Security number or Employer Identification number

o   the dollar amount or number of shares you want to exchange or sell

o   specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o   delivery instructions, if applicable

o   any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

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22p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

By wire


You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.


o   Minimum amount: $1,000

o   Pre-authorization is required.

o   A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o   Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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23p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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24p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

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25p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.00        $3.69       $ 4.81        $4.99        $3.44
Income from investment operations:
Net investment income (loss)                                        .02         (.01)          --         (.02)         .02
Net gains (losses) (both realized and unrealized)                  1.44          .32        (1.12)        (.16)        1.54
Total from investment operations                                   1.46          .31        (1.12)        (.18)        1.56
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.01)
Net asset value, end of period                                    $5.46        $4.00       $ 3.69        $4.81        $4.99

Ratios/supplemental data
Net assets, end of period (in millions)                            $155         $132         $143         $234         $251
Ratio of expenses to average daily net assets(c)                  2.02%        2.05%        2.02%        1.83%        2.03%
Ratio of net investment income (loss)
  to average daily net assets                                      .39%        (.19%)       (.02%)       (.38%)        .14%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  36.50%        8.40%      (23.28%)      (3.60%)      45.13%

See accompanying notes to financial highlights.


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26p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.83        $3.56       $ 4.67        $4.88        $3.39
Income from investment operations:
Net investment income (loss)                                       (.02)        (.04)        (.04)        (.07)        (.05)
Net gains (losses) (both realized and unrealized)                  1.38          .31        (1.07)        (.14)        1.54
Total from investment operations                                   1.36          .27        (1.11)        (.21)        1.49
Net asset value, end of period                                    $5.19        $3.83       $ 3.56        $4.67        $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                             $72          $65          $73         $120         $130
Ratio of expenses to average daily net assets(c)                  2.80%        2.83%        2.79%        2.60%        2.81%
Ratio of net investment income (loss)
  to average daily net assets                                     (.39%)       (.95%)       (.80%)      (1.14%)       (.63%)
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  35.51%        7.58%      (23.77%)      (4.30%)      43.87%

See accompanying notes to financial highlights.


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27p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $3.84        $3.56       $ 4.68        $5.64
Income from investment operations:
Net investment income (loss)                                       (.02)        (.03)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                  1.38          .31        (1.08)        (.95)
Total from investment operations                                   1.36          .28        (1.12)        (.96)
Net asset value, end of period                                    $5.20        $3.84       $ 3.56        $4.68

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  2.80%        2.85%        2.79%        2.60%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     (.41%)      (1.13%)       (.63%)      (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%
Total return(e)                                                  35.42%        7.87%      (23.93%)     (17.02%)(f)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
28p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.04        $3.72       $ 4.83        $4.99        $3.45
Income from investment operations:
Net investment income (loss)                                        .03           --          .01         (.01)         .02
Net gains (losses) (both realized and unrealized)                  1.45          .32        (1.12)        (.15)        1.53
Total from investment operations                                   1.48          .32        (1.11)        (.16)        1.55
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.01)
Net asset value, end of period                                    $5.52        $4.04       $ 3.72        $4.83        $4.99

Ratios/supplemental data
Net assets, end of period (in millions)                             $18          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.87%        1.59%        1.84%        1.66%        1.88%
Ratio of net investment income (loss)
  to average daily net assets                                      .54%         .19%         .21%        (.29%)       1.18%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  36.63%        8.60%      (22.98%)      (3.21%)      45.29%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.


--------------------------------------------------------------------------------
29p -- AXP EMERGING MARKETS FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

Ticker Symbol
Class A: IDEAX    Class B: IEMBX
Class C: --       Class Y: --

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6354-99 L (12/03)

                          AXP(R) Emerging Markets Fund
                   Supplement to the Dec. 30, 2003 Prospectus

This supplement describes the Fund's Class I shares and it supplements certain information in the Fund's prospectus dated Dec. 30, 2003. The caption headings used in this Supplement correspond with the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I is new as of the date of this supplement and therefore performance information is not available. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for Class A shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to the date the class began operations may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. The use of blended performance generally results in lower performance than Class I shares would have experienced had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                              Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                            none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none

Annual Fund operating expenses(a) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                Class I
Management fees                                             1.10 %
Distribution (12b-1) fees                                   0.00 %
Other expenses(b)                                           0.29 %
Total                                                       1.39 %

(a)  Other expenses are based on estimated amounts for the current fiscal year.

(b) Other expenses include an administrative services fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                            1 year                3 years
Class I                      $142                  $440

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by AEFA, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

AXP(R)
         Global Balanced
                  Fund

AXP Global Balanced Fund seeks to provide shareholders with a balance of growth of capital and current income.

Prospectus
Dec. 30, 2003

Please note that this Fund:

o   is not a bank deposit

o   is not federally insured

o   is not endorsed by any bank or government agency

o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                    3p

Goal                                                        3p

Principal Investment Strategies                             3p

Principal Risks                                             5p

Past Performance                                            7p

Fees and Expenses                                          10p


Investment Manager                                         12p

Other Securities and Investment Strategies                 13p

Buying and Selling Shares                                  14p

Valuing Fund Shares                                        14p

Investment Options                                         14p

Purchasing Shares                                          16p

Transactions Through Third Parties                         18p

Sales Charges                                              18p

Exchanging/Selling Shares                                  21p

Distributions and Taxes                                    24p

Financial Highlights                                       26p


--------------------------------------------------------------------------------
2p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Global Balanced Fund (the Fund) seeks to provide shareholders with a balance of growth of capital and current income. Because any investment involves risk, achieving this goal cannot be guaranteed.

PRINCIPAL INVESTMENT STRATEGIES


The Fund's assets are primarily invested in a combination of equity and debt securities of issuers throughout the world. No less than 25% of the Fund's total assets will be invested in government, agency and corporate debt securities or debt convertible securities. These securities may be of any maturity. No more than 20% of the Fund's net assets will be invested in bonds rated below investment grade (junk bonds).


American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the investment process.

With respect to equity securities, AEFC has entered into an agreement with American Express Asset Management International, Inc. (AEAMI), a wholly-owned subsidiary, to act as subadviser to the Fund. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Threadneedle chooses investments by:

o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

o Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

--------------------------------------------------------------------------------
3p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

The equity portfolio is constructed using the global sector strategy and contains securities primarily from two lists of holdings. Core securities include all stocks on the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.


o The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by:


    o  Evaluating the opportunities and risks within regions and sectors;

    o  Assessing valuations; and

    o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

    The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.


o Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.


A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

With respect to debt securities, AEFC chooses debt obligations by:

o   Considering opportunities and risks by credit ratings and currency.

o   Identifying investment-grade U.S. and foreign bonds.

o   Identifying below investment-grade U.S. and foreign bonds.

o   Focusing on bonds that contribute to portfolio diversification.

o Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

o   The security is overvalued relative to alternative investments.

o   The security has reached AEFC's price objective.

o   The company or the security continues to meet the standards described above.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.

--------------------------------------------------------------------------------
4p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Unusual Market Conditions


During weak or declining markets, the Fund may invest more of its assets in money market securities. The Fund will invest in these securities primarily to avoid losses, however this type of investment also could prevent the Fund from achieving its investment objective. During these times, the Fund may make frequent securities trades that could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Foreign Risk

    Interest Rate Risk

    Sector/Concentration Risk

    Liquidity Risk

    Credit Risk

    Issuer Risk


    Small and Medium Company Risk


Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Foreign Risk

The following are all components of foreign risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

--------------------------------------------------------------------------------
5p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.


Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


--------------------------------------------------------------------------------
6p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                              CLASS A PERFORMANCE
                           (based on calendar years)

  20%                                       +19.54% +18.64%
  15%
  10%                                +10.09%
   5%
   0%
  -5%
 -10%                                                       -10.36%      -10.38%
 -15%                                                              -16.50%
 -20%
       1993    1994    1995   1996    1997    1998   1999    2000    2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +16.18% (quarter ending December 1999) and the lowest return for a calendar quarter was -12.40% (quarter ending March 2001).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.


The Fund's Class A year to date return as of Sept. 30, 2003 was +11.80%.


--------------------------------------------------------------------------------
7p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                    Since             Since
                                                 1 year           5 years     inception (A,B&Y)   inception (C)
Global Balanced:
   Class A
     Return before taxes                        -15.53%            -2.16%           -0.29%(a)          N/A
     Return after taxes on distributions        -15.60%            -3.40%           -1.47%(a)          N/A
     Return after taxes on distributions
     and sale of fund shares                     -9.53%            -1.97%           -0.52%(a)          N/A
   Class B
     Return before taxes                        -14.69%            -1.91%           -0.09%(a)          N/A
   Class C
     Return before taxes                        -11.16%              N/A              N/A            -14.28%(c)
   Class Y
     Return before taxes                        -10.43%            -0.79%           +0.87%(a)          N/A
MSCI All Country World Free Index               -18.98%            -1.94%           +0.45%(b)        -18.34%(d)
CitiGroup World Government Bond Index Index     +19.49%            +5.82%           +4.66%(b)         +7.62%(d)
Lipper Global Flexible Funds Index               -8.82%            +1.45%           +3.14%(b)         -8.79%(d)


(a) Inception date was Nov. 13, 1996.

(b) Measurement period started Dec. 1, 1996.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

--------------------------------------------------------------------------------
8p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares,

o   no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index of equity securities, is compiled from a composite of securities markets of 47 countries, including Canada, the United States, and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.


CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Flexible Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
9p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                    Class A      Class B      Class C       Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                5.75%(b)         none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)             none             5%          1%(c)         none

Annual Fund operating expenses (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(d)                              0.77%    0.77%   0.77%    0.77%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(e)                               0.58%    0.60%   0.59%    0.66%
Total                                           1.60%    2.37%   2.36%    1.43%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.02% for the most recent fiscal year.


(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.

--------------------------------------------------------------------------------
10p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $728        $1,051       $1,397          $2,371
Class B           $640(b)     $1,040(b)    $1,366(b)       $2,519(c)
Class C           $239        $  737       $1,261          $2,700
Class Y           $146        $  453       $  783          $1,718


(a) Includes a 5.75% sales charge.


(b) Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years
Class A(a)        $728        $1,051       $1,397          $2,371
Class B           $240        $  740       $1,266          $2,519(b)
Class C           $239        $  737       $1,261          $2,700
Class Y           $146        $  453       $  783          $1,718


(a) Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
11p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

INVESTMENT MANAGER


The team that manages the equity portion of the Fund's portfolio is led by:

Alex Lyle, Portfolio Manager

o   Head of managed funds.

o   Managed the Fund since 2003.

o Joined Threadneedle in 1994, where he managed the U.K. equity investments for some large insurance clients and has run a wide range of portfolios.

o   Began investment career in 1980.

o   MA, Oxford University.

and

Stephen Thornber, Deputy Portfolio Manager

o   Head of the global oil sector.

o   Managed the Fund since 2003.

o   Joined Threadneedle in 1993.

o   Began investment career in 1987.

o   BA, Plymouth Polytechnic.


The team that manages the fixed income portion of the Fund's portfolio is led by:

Nicholas Pifer, CFA, Co-Portfolio Manager


o   Managed the Fund since 2003.


o   Leader of the global sector team.

o   Joined AEFC in 2000.

o Prior to that, Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

o   Began investment career in 1990.

o   MA, Johns Hopkins University School of Advanced International Studies.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.


--------------------------------------------------------------------------------
12p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.77% of the Fund's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.08% of the Fund's average net assets on an annual basis. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


American Express Asset Management International Inc. (Subadviser), a wholly-owned subsidiary of AEFC, at 50192 AXP Financial Center, Minneapolis, Minnesota 55474, subadvises the Fund's assets.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investments in other instruments, such as preferred stocks, convertible securities and money market securities. Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

--------------------------------------------------------------------------------
13p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.


The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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

Investment options summary

The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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

PURCHASING SHARES

To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o   a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN
For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------
Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837
--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

By scheduled investment plan
Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**
Account balances:                   none (on a scheduled investment plan with
                                    monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts

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17p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested
Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.50                         3.63
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00                         2.04
$1,000,000 or more                 0.00                         0.00

* Offering price includes the sales charge.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,

o   your previous investment in this Fund, and


o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge.


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

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.


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19p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

o   purchases made:

    o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

    o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

    o  within the University of Texas System ORP,

    o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

    o  within the University of Massachusetts After-Tax Savings Program, or

    o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                   The CDSC percentage rate is:
First year                                                     5%
Second year                                                    4%
Third year                                                     4%
Fourth year                                                    3%
Fifth year                                                     2%
Sixth year                                                     1%
Seventh year                                                   0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
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

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3-1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,

o   held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    o  at least 59-1/2 years old AND

    o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

    o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgment has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

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

Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o   Once we receive your exchange request, you cannot cancel it.

o   Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

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

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o   your account number

o   the name of the fund(s)

o   the class of shares to be exchanged or sold

o   your Social Security number or Employer Identification number

o   the dollar amount or number of shares you want to exchange or sell

o   specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o   delivery instructions, if applicable

o   any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

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

By wire


You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.


o   Minimum amount: $1,000

o   Pre-authorization is required.

o   A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o   Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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

Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.08        $4.53       $ 6.27        $6.61        $5.79
Income from investment operations:
Net investment income (loss)                                        .05          .07          .07          .08          .09
Net gains (losses) (both realized and unrealized)                   .64         (.50)       (1.27)         .12          .82
Total from investment operations                                    .69         (.43)       (1.20)         .20          .91
Less distributions:
Dividends from net investment income                               (.04)        (.02)        (.03)        (.03)        (.07)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                (.04)        (.02)        (.54)        (.54)        (.09)
Net asset value, end of period                                    $4.73        $4.08       $ 4.53        $6.27        $6.61

Ratios/supplemental data
Net assets, end of period (in millions)                             $53          $54          $80         $110         $100
Ratio of expenses to average daily net assets(c)                  1.60%        1.48%        1.45%        1.31%        1.40%
Ratio of net investment income (loss)
  to average daily net assets                                     1.03%        1.38%        1.18%        1.26%        1.43%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  16.91%       (9.48%)     (20.63%)       2.62%       15.53%

See accompanying notes to financial highlights.


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26p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.01        $4.47       $ 6.21        $6.58        $5.77
Income from investment operations:
Net investment income (loss)                                         --          .04          .01          .04          .03
Net gains (losses) (both realized and unrealized)                   .64         (.49)       (1.24)         .12          .83
Total from investment operations                                    .64         (.45)       (1.23)         .16          .86
Less distributions:
Dividends from net investment income                                 --         (.01)          --         (.02)        (.03)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                  --         (.01)        (.51)        (.53)        (.05)
Net asset value, end of period                                    $4.65        $4.01       $ 4.47        $6.21        $6.58

Ratios/supplemental data
Net assets, end of period (in millions)                             $33          $36          $53          $77          $68
Ratio of expenses to average daily net assets(c)                  2.37%        2.25%        2.21%        2.07%        2.16%
Ratio of net investment income (loss)
  to average daily net assets                                      .27%         .61%         .42%         .51%         .66%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  15.96%      (10.19%)     (21.21%)       1.95%       14.89%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
27p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $3.99        $4.46       $ 6.21        $6.58
Income from investment operations:
Net investment income (loss)                                         --          .03          .02          .01
Net gains (losses) (both realized and unrealized)                   .65         (.49)       (1.24)        (.38)
Total from investment operations                                    .65         (.46)       (1.22)        (.37)
Less distributions:
Dividends from net investment income                                 --         (.01)        (.02)          --
Distributions from realized gains                                    --           --         (.51)          --
Total distributions                                                  --         (.01)        (.53)          --
Net asset value, end of period                                    $4.64        $3.99       $ 4.46        $6.21

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1           $1          $--
Ratio of expenses to average daily net assets(c)                  2.36%        2.24%        2.21%        2.07%(d)
Ratio of net investment income (loss)
  to average daily net assets                                      .26%         .60%         .41%         .47%(d)
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%
Total return(e)                                                  16.29%      (10.34%)     (21.17%)      (5.62%)(f)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
28p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.10        $4.56       $ 6.30        $6.62        $5.79
Income from investment operations:
Net investment income (loss)                                        .07          .07          .08          .10          .09
Net gains (losses) (both realized and unrealized)                   .64         (.50)       (1.28)         .13          .84
Total from investment operations                                    .71         (.43)       (1.20)         .23          .93
Less distributions:
Dividends from net investment income                               (.05)        (.03)        (.03)        (.04)        (.08)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                (.05)        (.03)        (.54)        (.55)        (.10)
Net asset value, end of period                                    $4.76        $4.10       $ 4.56        $6.30        $6.62

Ratios/supplemental data
Net assets, end of period (in millions)                              $7           $4           $2           $1          $--
Ratio of expenses to average daily net assets(c)                  1.43%        1.30%        1.31%        1.20%        1.15%
Ratio of net investment income (loss)
  to average daily net assets                                     1.21%        1.52%        1.35%        1.51%        1.65%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  17.32%       (9.55%)     (20.40%)       2.99%       15.76%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.


--------------------------------------------------------------------------------
29p -- AXP GLOBAL BALANCED FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

Ticker Symbol
Class A: IDGAX    Class B: IGBBX
Class C: --       Class Y: AGBYX

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6352-99 K (12/03)

AXP(R)
   Global Bond
           Fund

AXP Global Bond Fund seeks to provide shareholders with high total return through income and growth of capital.

Prospectus


Dec. 30, 2003


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank  or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                    3p

Goal                                                        3p

Principal Investment Strategies                             3p

Principal Risks                                             4p

Past Performance                                            5p

Fees and Expenses                                           8p

Investment Manager                                          9p

Other Securities and
  Investment Strategies                                    10p

Buying and Selling Shares                                  11p

Valuing Fund Shares                                        11p

Investment Options                                         11p

Purchasing Shares                                          13p


Transactions Through Third Parties                         15p


Sales Charges                                              15p

Exchanging/Selling Shares                                  18p

Distributions and Taxes                                    21p

Master/Feeder Structure                                    23p

Financial Highlights                                       24p

--------------------------------------------------------------------------------
2p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Global Bond Fund (the Fund) seeks to provide shareholders with high total return through income and growth of capital. Because any investment involves risk, achieving this goal cannot be guaranteed.

The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund is a non-diversified mutual fund that invests primarily in debt obligations of U.S. and foreign issuers. Under normal market conditions, at least 80% of the Fund's net assets will be invested in investment-grade corporate or government debt obligations, including money market instruments, of issuers located in at least three different countries. Although the Fund emphasizes high and medium-quality debt securities, it may assume some credit risk to achieve higher dividends and /or capital appreciation by buying below investment-grade bonds (junk bonds). The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o    Considering opportunities and risks by credit rating and currency.

o    Identifying investment-grade U.S. and foreign bonds.

o    Identifying below investment-grade U.S. and foreign bonds.

o Identifying bonds that can take advantage of currency movements and interest rate differences among nations.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The security is overvalued.

     o    The security continues to meet the standards described above.

AEFC closely monitors the Fund's exposure to foreign currency fluctuations. From time to time, AEFC may purchase derivative instruments to hedge against currency fluctuations.


Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


--------------------------------------------------------------------------------
3p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

PRINCIPAL RISKS


Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:


     Interest Rate Risk

     Foreign/Emerging Markets Risk

     Credit Risk


     Liquidity Risk

     Sector/Concentration Risk


Interest Rate Risk


The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.


Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. They have greater price fluctuations and are more likely to experience a default.

--------------------------------------------------------------------------------
4p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.


Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).


PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o    how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                             CLASS A PERFORMANCE
                          (based on calendar years)

 20%

 15%  +16.43%       +19.20%

 10%                                                                     +14.02%

 5%                        +7.78%          +7.49%

 0%                                +2.98%                 +2.40%   +1.51%

-5%          -4.73%                               -4.11%

      1993    1994   1995   1996    1997    1998   1999    2000     2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +6.97% (quarter ending June 1995) and the lowest return for a calendar quarter was -4.49% (quarter ending March 1994).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.


The Fund's Class A year to date return as of Sept. 30, 2003 was +8.85%.


--------------------------------------------------------------------------------
5p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                          Since             Since
                                                1 year      5 years   10 years       inception (B&Y)    inception (C)
Global Bond:
   Class A
     Return before taxes                        +8.60%      +3.08%     +5.50%              N/A               N/A
     Return after taxes on distributions        +7.80%      +1.64%     +3.46%              N/A               N/A
     Return after taxes on distributions
     and sale of fund shares                    +5.26%      +1.72%     +3.38%              N/A               N/A
   Class B
     Return before taxes                        +9.21%      +3.11%       N/A            +5.21%(a)            N/A
   Class C
     Return before taxes                       +13.16%        N/A        N/A               N/A            +6.93%(c)
   Class Y
     Return before taxes                       +14.49%      +4.26%       N/A            +5.96%(a)            N/A
Lehman Brothers Global Aggregate Index         +16.53%      +5.66%     +6.69%           +6.14%(b)         +8.08%(d)
CitiGroup World Government Bond Index          +19.49%      +5.82%     +6.64%           +5.18%(b)         +7.62%(d)
Lipper Global Income Funds Index               +11.68%      +4.28%     +5.91%           +6.16%(b)         +7.05%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

After-Tax Returns


After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.


--------------------------------------------------------------------------------
6p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


The Lehman Brothers Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects the reinvestment of all income and changes in market prices, but excludes brokerage commissions or other fees.

CitiGroup World Government Bond Index, an unmanaged market capitalization weighted benchmark, tracks the performance of the 17 government bond markets around the world. It is widely recognized by investors as a measurement index for portfolios of government bond securities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Income Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the CitiGroup World Government Bond Index to the Lehman Brothers Global Aggregate Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, however, only the Lehman Brothers Global Aggregate Index will be included.



--------------------------------------------------------------------------------
7p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                    Class A  Class B Class C  Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                4.75%(b)   none    none     none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)              none      5%     1%(c)    none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees                                 0.76%    0.76%   0.76%    0.76%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(e)                               0.36%    0.37%   0.39%    0.43%
Total                                           1.37%    2.13%   2.15%    1.19%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.


(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management."


(e) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.


--------------------------------------------------------------------------------
8p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:

                                   1 year    3 years    5 years    10 years
Class A(a)                          $608      $889      $1,190      $2,048
Class B                             $616(b)   $967(b)   $1,245(b)   $2,273(c)
Class C                             $218      $673      $1,155      $2,487
Class Y                             $121      $378      $  655      $1,448


(a)  Includes a 4.75% sales charge.


(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                                   1 year    3 years    5 years    10 years
Class A(a)                          $608      $889      $1,190      $2,048
Class B                             $216      $667      $1,145      $2,273(b)
Class C                             $218      $673      $1,155      $2,487
Class Y                             $121      $378      $  655      $1,448

(a)  Includes a 4.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

The Fund's assets are invested in World Income Portfolio (the Portfolio), which is managed by AEFC.


The team that manages the Fund's portfolio is led by:

Nicholas Pifer, CFA, Portfolio Manager

o    Managed the Portfolio since 2000.

o    Leader of the global sector team.

o    Joined AEFC in 2000.

o Prior to that, Fixed Income Portfolio Manager, Investment Advisers, Inc., 1997 to 2000.

o    Began investment career in 1990.

o    MA, Johns Hopkins University School of Advanced International
     Studies.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.


--------------------------------------------------------------------------------
9p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.76% of the Portfolio's average daily net assets. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Portfolio, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.

The Fund has received an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. Before the Fund may rely on the order, a majority of the Fund's outstanding voting securities will need to approve operating the Fund in this manner. If shareholder approval is received, the Fund may add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.


OTHER SECURITIES AND INVESTMENT STRATEGIES


The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks and convertible securities. Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.


For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

--------------------------------------------------------------------------------
10p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.

The Fund's assets are valued primarily on the basis of market quotations. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.

The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.


The Fund also offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares are made available through a separate prospectus supplement provided to investors eligible to purchase the shares.


--------------------------------------------------------------------------------
11p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Investment options summary


The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.


The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------

Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.

--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

--------------------------------------------------------------------------------
12p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

PURCHASING SHARES


To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------

Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837

--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

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13p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Methods of purchasing shares

By mail


Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474


Minimum amounts
Initial investment:                         $2,000*
Additional investments:                     $500**
Account balances:                           $300
Qualified account balances:                 none

If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 *   $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

By scheduled investment plan

Minimum amounts
Initial investment:                         $2,000*
Additional investments:                     $100**
Account balances:                           none (on a scheduled investment
plan with monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 *   $100 for direct at fund accounts.

** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts


--------------------------------------------------------------------------------
14p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES


You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                      Sales charge as percentage of:
Total market value      Public offering price*               Net amount invested
Up to $49,999                      4.75%                               4.99%
$50,000-$99,999                    4.25                                4.44
$100,000-$249,999                  3.50                                3.63
$250,000-$499,999                  2.50                                2.56
$500,000-$999,999                  2.00                                2.04
$1,000,000 or more                 0.00                                0.00


* Offering price includes the sales charge.


The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:


o    your current investment in this Fund,

o    your previous investment in this Fund, and


o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under
     21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge.


--------------------------------------------------------------------------------
15p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
     (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.


o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.


--------------------------------------------------------------------------------
16p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings
         Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
17p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o   at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.


To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgment has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


--------------------------------------------------------------------------------
18p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.


o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.


Selling Shares


You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.


--------------------------------------------------------------------------------
19p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Ways to request an exchange or sale of shares


By regular or express mail


American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474


Include in your letter:


o    your account number


o    the name of the fund(s)


o    the class of shares to be exchanged or sold


o    your Social Security number or Employer Identification number

o    the dollar amount or number of shares you want to exchange or sell


o    specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o    delivery instructions, if applicable


o    any paper certificates of shares you hold


Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.


o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100


Maximum sale amount:       $100,000


--------------------------------------------------------------------------------
20p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o    Minimum amount: $1,000

o    Pre-authorization is required.

o    A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o    Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.


Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends will generally be composed of ordinary dividend income (which may include interest income, short-term capital gains and non-qualifying dividends). It is unlikely the Fund will distribute qualifying dividend income, which is eligible for preferential tax rates under current tax law. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


--------------------------------------------------------------------------------
#p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares. Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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22p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

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23p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $6.00    $5.81     $5.39     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .18      .19       .27       .34     .33
Net gains (losses) (both realized and unrealized)                       .60      .17       .30      (.63)   (.36)
Total from investment operations                                        .78      .36       .57      (.29)   (.03)
Less distributions:
Dividends from net investment income                                   (.21)    (.17)     (.15)     (.19)   (.26)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.21)    (.17)     (.15)     (.19)   (.27)
Net asset value, end of period                                        $6.57    $6.00     $5.81     $5.39   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                $380     $348      $355      $389    $598
Ratio of expenses to average daily net assets(c)                      1.36%    1.34%     1.32%     1.30%   1.22%
Ratio of net investment income (loss) to average daily net assets     2.73%    3.12%     4.75%     5.49%   5.49%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      13.25%    6.24%    10.83%    (5.16%)  (.35%)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
24p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $5.99    $5.79     $5.38     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .12      .13       .21       .29     .28
Net gains (losses) (both realized and unrealized)                       .62      .19       .31      (.62)   (.35)
Total from investment operations                                        .74      .32       .52      (.33)   (.07)
Less distributions:
Dividends from net investment income                                   (.16)    (.12)     (.11)     (.16)   (.22)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.16)    (.12)     (.11)     (.16)   (.23)
Net asset value, end of period                                        $6.57    $5.99     $5.79     $5.38   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                $158     $152      $145      $155    $235
Ratio of expenses to average daily net assets(c)                      2.12%    2.10%     2.09%     2.07%   1.98%
Ratio of net investment income (loss) to average daily net assets     1.97%    2.36%     3.99%     4.73%   4.72%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      12.39%    5.59%     9.73%    (5.77%) (1.10%)

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001     2000(b)
Net asset value, beginning of period                                  $5.98    $5.79     $5.38     $5.52
Income from investment operations:
Net investment income (loss)                                            .13      .14       .21       .10
Net gains (losses) (both realized and unrealized)                       .60      .18       .31      (.24)
Total from investment operations                                        .73      .32       .52      (.14)
Less distributions:
Dividends from net investment income                                   (.16)    (.13)     (.11)       --
Net asset value, end of period                                        $6.55    $5.98     $5.79     $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                                  $5       $3        $1       $--
Ratio of expenses to average daily net assets(c)                      2.14%    2.10%     2.09%     2.07%(d)
Ratio of net investment income (loss) to average daily net assets     1.89%    2.29%     3.84%     4.80%(d)
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%
Total return(e)                                                      12.41%    5.51%     9.84%    (2.49%)(f)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
25p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $6.01    $5.80     $5.40     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .19      .20       .29       .35     .34
Net gains (losses) (both realized and unrealized)                       .61      .19       .27      (.62)   (.36)
Total from investment operations                                        .80      .39       .56      (.27)   (.02)
Less distributions:
Dividends from net investment income                                   (.22)    (.18)     (.16)     (.20)   (.27)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.22)    (.18)     (.16)     (.20)   (.28)
Net asset value, end of period                                        $6.59    $6.01     $5.80     $5.40   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--      $--       $--       $--     $--
Ratio of expenses to average daily net assets(c)                      1.18%    1.17%     1.16%     1.14%   1.07%
Ratio of net investment income (loss) to average daily net assets     2.69%    3.29%     4.90%     5.75%   5.63%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      13.54%    6.72%    10.71%    (4.88%)  (.19%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.


--------------------------------------------------------------------------------
26p -- AXP GLOBAL BOND FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:


americanexpress.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

Ticker Symbol
Class A:     IGBFX        Class B:  IGLOX
Class C:     --           Class Y:  --

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474


                                                             S-6309-99 X (12/03)

                             AXP(R) Global Bond Fund
                   Supplement to the Dec. 30, 2003 Prospectus

This supplement describes the Fund's Class I shares and it supplements certain information in the Fund's prospectus dated Dec. 30, 2003. The caption headings used in this Supplement correspond with the caption headings used in the prospectus.

You may purchase Class I shares only if you are an eligible investor, as described under the caption "Buying and Selling Shares" below.

PAST PERFORMANCE

Class I is new as of the date of this supplement and therefore performance information is not available. The performance table is intended to indicate some of the risks of investing in the Fund by showing changes in the Fund's performance over time. Please note that you will find performance returns, after the deduction of certain taxes, for Class A shares of the Fund, together with returns of one or more broad measures of market performance, in the performance table of the prospectus.

Past performance for Class I for the period prior to the date the class began operations may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. The use of blended performance generally results in lower performance than Class I shares would have experienced had they been offered for the entire period.

FEES AND EXPENSES

Fund investors pay various expenses. The table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is supplemented as follows:

Shareholder Fees (fees paid directly from your investment)
                                                                        Class I
Maximum sales charge (load) imposed on purchases
(as a percentage of offering price)                                      none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                  none

Annual Fund operating expenses(a) (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:                            Class I
Management fees                                                          0.75 %
Distribution (12b-1) fees                                                0.00 %
Other expenses(b)                                                        0.10 %
Total                                                                    0.85 %

(a)  Other expenses are based on estimated amounts for the current fiscal year.

(b) Other expenses include an administrative services fee and other nonadvisory expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table is supplemented as follows:

                            1 year                3 years
Class I                       $87                  $270

BUYING AND SELLING SHARES

The description of Investment Options is supplemented as follows:

If you are an eligible investor, you may purchase Class I shares at net asset value without an initial sales charge or CDSC on redemption. Class I shares do not have annual distribution and service fees, and do not convert to any other class of shares.

The following eligible investors may purchase Class I shares:

o Any fund distributed by AEFA, if the fund seeks to achieve its investment objective by investing primarily in shares of the Fund and other American Express Funds.

The discussion of buying and selling shares is supplemented as follows:

You may purchase, redeem or exchange Class I shares only through AEFA (see the back cover of the prospectus for address and telephone number). You may exchange your Class I shares only for Class I shares of another American Express Fund.

AXP(R)
     Global Equity
                Fund

AXP Global Equity Fund seeks to provide shareholders with long-term capital growth.

Prospectus
Dec. 30, 2003

Please note that this Fund:

o   is not a bank deposit

o   is not federally insured

o   is not endorsed by any bank or government agency

o   is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)
American                                                            AMERICAN
  Express(R)                                                         EXPRESS(R)
 Funds
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                                    3p

Goal                                                        3p

Principal Investment Strategies                             3p

Principal Risks                                             5p

Past Performance                                            6p

Fees and Expenses                                           9p

Investment Manager                                         10p

Other Securities and Investment Strategies                 11p

Buying and Selling Shares                                  12p

Valuing Fund Shares                                        12p

Investment Options                                         12p

Purchasing Shares                                          14p

Transactions Through Third Parties                         16p

Sales Charges                                              16p

Exchanging/Selling Shares                                  19p

Distributions and Taxes                                    22p

Master/Feeder Structure                                    24p

Financial Highlights                                       25p

--------------------------------------------------------------------------------
2p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

The Fund

GOAL

AXP Global Equity Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of companies around the world, including companies located in developed and emerging countries.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the investment process. AEFC has entered into an agreement with American Express Asset Management International, Inc. (AEAMI), a wholly owned subsidiary, to act as subadviser to the Fund. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly owned subsidiary of AEFC.

Threadneedle chooses investments by:

o Deploying an integrated approach to equity research that incorporates regional analyses, a global sector strategy, and stock specific perspectives.

o Conducting detailed research on companies in a consistent strategic and macroeconomic framework.

o Looking for catalysts of change and identifying the factors driving markets, which will vary over economic and market cycles.

o Implementing rigorous risk control processes that ensure that the risk and return characteristics of the Fund's portfolio are consistent with established portfolio management parameters.

--------------------------------------------------------------------------------
3p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Using the global sector strategy, the Fund's portfolio management team constructs the portfolio by investing in most of the stocks on two core lists of holdings, the Largest Companies List and the Preferred List. In addition, the portfolio will hold other securities selected by the portfolio management team. These discretionary holdings will typically make up a much smaller portion of the Fund.


o The Largest Companies List includes the largest stocks in the Fund's benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index. Threadneedle's research on regions, sectors, and specific companies is used to determine recommended weightings for each stock.

o The Preferred List includes the stocks not included in the Largest Companies List that represent the best ideas generated by Threadneedle's research area. Stocks on the Preferred List are selected by


    o  Evaluating the opportunities and risks within regions and sectors;

    o  Assessing valuations; and

    o Evaluating one or more of the following: balance sheets and cash flows, the demand for a company's products or services, its competitive position, or its management.

    The Fund will normally be overweight in the stocks on the Preferred List compared to the benchmark.


o Discretionary holdings are selected by the individual portfolio management team based on the same criteria used to generate the Preferred List. These stocks are assigned ratings based on their ability to outperform within their sector. The team typically selects the highest rated stocks outside the core category.


A number of factors may prompt the portfolio management team to sell securities. A sale may result from a change in the composition of the Fund's benchmark or a change in sector strategy. A sale may also be prompted by factors specific to a stock, such as valuation or company fundamentals.

The Fund will normally have exposure to foreign currencies. The portfolio management team closely monitors the Fund's exposure to foreign currency. From time to time the team may use forward currency transactions or other derivative instruments to hedge against currency fluctuations.


Unusual Market Conditions


During weak or declining markets, the Fund may invest more of its assets in money market securities. The Fund will invest in these securities primarily to avoid losses, however this type of investment also could prevent the Fund from achieving its investment objective. During these times, the Fund may make frequent securities trades that could result in increased fees, expenses, and taxes.

--------------------------------------------------------------------------------
4p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for long-term investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

    Market Risk

    Foreign/Emerging Markets Risk


    Small and Medium Company Risk


    Issuer Risk

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.


Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.


--------------------------------------------------------------------------------
5p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o   how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                              CLASS A PERFORMANCE
                           (based on calendar years)

 40%  +39.13%
 35%                                              +37.02%
 30%
 25%                                       +26.16%
 20%
 15%                       +14.89%
 10%
  5%                 +6.36%         +7.18%
  0%
 -5%         -7.39%
-10%
-15%
-20%                                                     -23.37% -22.29% -23.38%
-25%
      1993    1994    1995   1996    1997    1998   1999   2000    2001   2002


During the period shown in the bar chart, the highest return for a calendar quarter was +32.17% (quarter ending December 1999) and the lowest return for a calendar quarter was -18.41% (quarter ending September 2001).


The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.


The Fund's Class A year to date return as of Sept. 30, 2003 was +12.56%.


--------------------------------------------------------------------------------
6p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                                                      Since            Since
                                                 1 year           5 years         10 years       inception (B&Y)   inception (C)


Global Equity:
   Class A
     Return before taxes                        -27.79%            -5.76%           +2.29%              N/A              N/A
     Return after taxes on distributions        -27.79%            -7.17%           +0.81%              N/A              N/A
     Return after taxes on distributions
     and sale of fund shares                    -17.06%            -4.05%           +1.79%              N/A              N/A
   Class B
     Return before taxes                        -26.88%            -5.48%             N/A             +0.40%(a)          N/A
   Class C
     Return before taxes                        -23.88%              N/A              N/A               N/A           -25.56%(c)
   Class Y
     Return before taxes                        -22.94%            -4.44%             N/A             +1.34%(a)          N/A
MSCI All Country World Free Index               -18.98%            -1.94%           +6.34%            +4.07%(b)       -18.34%(d)
Lipper Global Funds Index                       -18.65%            -0.80%           +6.60%            +5.02%(b)       -17.11%(d)


(a) Inception date was March 20, 1995.

(b) Measurement period started April 1, 1995.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses.

--------------------------------------------------------------------------------
7p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.

For purposes of this calculation we assumed:

o   the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o   no sales charge for Class C shares,

o   no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Morgan Stanley Capital International (MSCI) All Country World Free Index, an unmanaged index, is compiled from a composite of securities markets of 47 countries, including Canada, the United States and 26 emerging market countries. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees.

The Lipper Global Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

--------------------------------------------------------------------------------
8p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                                    Class A      Class B      Class C       Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                   5.75%(b)      none         none          none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)                none          5%          1%(c)         none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(e)                              0.72%    0.72%   0.72%    0.72%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.53%    0.55%   0.57%    0.58%
Total                                           1.50%    2.27%   2.29%    1.30%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management."


(e) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.07% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.

--------------------------------------------------------------------------------
9p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                 1 year       3 years      5 years        10 years
Class A(a)        $719        $1,022       $1,347          $2,267
Class B           $630(b)     $1,010(b)    $1,316(b)       $2,416(c)
Class C           $232        $  716       $1,226          $2,630
Class Y           $132        $  412       $  714          $1,573


(a) Includes a 5.75% sales charge.


(b) Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                 1 year       3 years      5 years        10 years
Class A(a)        $719        $1,022       $1,347          $2,267
Class B           $230        $  710       $1,216          $2,416(b)
Class C           $232        $  716       $1,226          $2,630
Class Y           $132        $  412       $  714          $1,573


(a) Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

INVESTMENT MANAGER

The Fund's assets are invested in World Growth Portfolio (the Portfolio).

The team that manages the Portfolio is led by:

Dominic Rossi, Portfolio Manager

o   Head of international equities.

o   Managed the Portfolio since 2003.


o   Joined Threadneedle in 1997 as head of international equities.

o   Began investment career in 1986.


o   MBA, City University, London.

and

--------------------------------------------------------------------------------
10p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Stephen Thornber, Deputy Portfolio Manager

o   Head of the global oil sector.

o   Managed the Portfolio since 2003.


o   Joined Threadneedle in 1993 as a fund manager.

o   Began investment career in 1987.


o   BA, Plymouth Polytechnic.


The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.72% of the Portfolio's average daily net assets, including an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Portfolio, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


American Express Asset Management International Inc. (Subadviser), a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, Minnesota 55474, subadvises the Fund's assets.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES

The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as preferred stocks, convertible securities, and money market securities. Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Fund's policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

--------------------------------------------------------------------------------
11p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Buying and Selling Shares

The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.

VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.


The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

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12p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Investment options summary


The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.


The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------
Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.
--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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13p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

PURCHASING SHARES

To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o   a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o   criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------
Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837
--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

--------------------------------------------------------------------------------
14p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $500**
Account balances:                   $300
Qualified account balances:         none

If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

 * $1,000 for tax qualified accounts.
** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

By scheduled investment plan

Minimum amounts
Initial investment:                 $2,000*
Additional investments:             $100**

Account balances: none (on a scheduled investment plan with monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 * $100 for direct at fund accounts.
** $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.

Minimum wire purchase amount: $1,000 or new account minimum, as applicable.

By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts

--------------------------------------------------------------------------------
15p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES

You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.

SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

                                      Sales charge as percentage of:
Total market value         Public offering price*        Net amount invested

Up to $49,999                      5.75%                        6.10%
$50,000-$99,999                    4.75                         4.99
$100,000-$249,999                  3.50                         3.63
$250,000-$499,999                  2.50                         2.56
$500,000-$999,999                  2.00                         2.04
$1,000,000 or more                 0.00                         0.00

* Offering price includes the sales charge.

The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o   your current investment in this Fund,

o   your previous investment in this Fund, and

o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge.

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16p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.

o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.

o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.

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17p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

o   purchases made:

    o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

    o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

    o  within the University of Texas System ORP,

    o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

    o  within the University of Massachusetts After-Tax Savings Program, or

    o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                   The CDSC percentage rate is:
First year                                                     5%
Second year                                                    4%
Third year                                                     4%
Fourth year                                                    3%
Fifth year                                                     2%
Sixth year                                                     1%
Seventh year                                                   0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
18p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3-1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o   in the event of the shareholder's death,

o   held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

    o  at least 59-1/2 years old AND

    o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

    o selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.

To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgment has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.

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19p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Other exchange policies:

o   Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o   Once we receive your exchange request, you cannot cancel it.

o   Shares of the new fund may not be used on the same day for another exchange.

o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.

Selling Shares

You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.

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20p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

Include in your letter:

o   your account number

o   the name of the fund(s)

o   the class of shares to be exchanged or sold

o   your Social Security number or Employer Identification number

o   the dollar amount or number of shares you want to exchange or sell

o   specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o   delivery instructions, if applicable

o   any paper certificates of shares you hold

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.

o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o   Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

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21p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

By wire


You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.


o   Minimum amount: $1,000

o   Pre-authorization is required.

o   A service fee may be charged against your account for each wire sent.

By scheduled payout plan

o   Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.

o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include non-qualifying dividends, interest income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


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22p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o   you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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23p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

          The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

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24p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.


Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.92        $4.69       $ 8.74       $ 9.18        $7.80
Income from investment operations:
Net investment income (loss)                                        .01           --          .02         (.02)         .02
Net gains (losses) (both realized and unrealized)                   .69         (.77)       (2.71)         .58         1.78
Total from investment operations                                    .70         (.77)       (2.69)         .56         1.80
Less distributions:
Dividends from and in excess of net investment income                --           --         (.02)        (.04)        (.05)
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Total distributions                                                  --           --        (1.36)       (1.00)        (.42)
Net asset value, end of period                                    $4.62        $3.92       $ 4.69       $ 8.74        $9.18

Ratios/supplemental data
Net assets, end of period (in millions)                            $366         $406         $714       $1,356       $1,260
Ratio of expenses to average daily net assets(c)                  1.50%        1.39%        1.18%        1.22%        1.25%
Ratio of net investment income (loss)
  to average daily net assets                                      .26%         .01%         .39%        (.21%)        .14%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  17.86%      (16.42%)     (34.83%)       4.74%       23.59%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
25p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.76        $4.53       $ 8.53        $9.01        $7.68
Income from investment operations:
Net investment income (loss)                                       (.03)        (.04)        (.02)        (.08)        (.05)
Net gains (losses) (both realized and unrealized)                   .67         (.73)       (2.64)         .56         1.75
Total from investment operations                                    .64         (.77)       (2.66)         .48         1.70
Less distributions:
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Net asset value, end of period                                    $4.40        $3.76       $ 4.53        $8.53        $9.01

Ratios/supplemental data
Net assets, end of period (in millions)                            $142         $173         $309         $575         $464
Ratio of expenses to average daily net assets(c)                  2.27%        2.16%        1.95%        1.98%        2.02%
Ratio of net investment income (loss)
  to average daily net assets                                     (.52%)       (.77%)       (.38%)       (.95%)       (.62%)
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  17.02%      (17.00%)     (35.38%)       3.89%       22.66%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
26p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000(b)
Net asset value, beginning of period                              $3.75        $4.52       $ 8.54       $ 9.57
Income from investment operations:
Net investment income (loss)                                       (.03)        (.04)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.73)       (2.64)       (1.02)
Total from investment operations                                    .63         (.77)       (2.66)       (1.03)
Less distributions:
Dividends from and in excess of net investment income                --           --         (.02)          --
Distributions from realized gains                                    --           --        (1.34)          --
Total distributions                                                  --           --        (1.36)          --
Net asset value, end of period                                    $4.38        $3.75       $ 4.52       $ 8.54

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1           $1           $1
Ratio of expenses to average daily net assets(c)                  2.29%        2.19%        1.95%        1.98%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     (.52%)       (.78%)       (.42%)      (1.15%)(d)
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%
Total return(e)                                                  16.80%      (17.04%)     (35.37%)     (10.76%)(f)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
27p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.94        $4.70       $ 8.76       $ 9.20        $7.81
Income from investment operations:
Net investment income (loss)                                        .02          .01          .04         (.01)         .03
Net gains (losses) (both realized and unrealized)                   .69         (.77)       (2.73)         .58         1.78
Total from investment operations                                    .71         (.76)       (2.69)         .57         1.81
Less distributions:
Dividends from and in excess of net investment income                --           --         (.03)        (.05)        (.05)
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Total distributions                                                  --           --        (1.37)       (1.01)        (.42)
Net asset value, end of period                                    $4.65        $3.94       $ 4.70       $ 8.76        $9.20

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $8          $12          $20          $26
Ratio of expenses to average daily net assets(c)                  1.30%        1.21%        1.01%        1.05%        1.13%
Ratio of net investment income (loss)
  to average daily net assets                                      .43%         .18%         .55%        (.06%)        .24%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  18.02%      (16.17%)     (34.78%)       4.86%       23.86%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.


--------------------------------------------------------------------------------
28p -- AXP GLOBAL EQUITY FUND -- 2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852 Web site address:
americanexpress.com/funds

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

Ticker Symbol
Class A: IGLGX    Class B: IDGBX
Class C: --       Class Y: IDGYX

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6334-99 W (12/03)

AXP(R)
   Global Technology
                 Fund

AXP Global Technology Fund seeks to provide shareholders with long-term capital growth.

Prospectus


Dec. 30, 2003


Please note that this Fund:

o  is not a bank deposit

o  is not federally insured

o  is not endorsed by any bank or government agency

o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
--------------------------------------------------------------------------------

Table of Contents

TAKE A CLOSER LOOK AT:

The Fund                                   3p

Goal                                       3p

Principal Investment Strategies            3p

Principal Risks                            4p

Past Performance                           5p

Fees and Expenses                          8p

Investment Manager                         9p

Other Securities and
  Investment Strategies                   10p

Buying and Selling Shares                 11p

Valuing Fund Shares                       11p

Investment Options                        11p

Purchasing Shares                         13p


Transactions Through Third Parties        15p


Sales Charges                             15p

Exchanging/Selling Shares                 18p

Distributions and Taxes                   21p

Master/Feeder Structure                   23p

Financial Highlights                      24p

--------------------------------------------------------------------------------
2p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

The Fund

GOAL

AXP Global Technology Fund (the Fund) seeks to provide shareholders with long-term capital growth. Because any investment involves risk, achieving this goal cannot be guaranteed.

The Fund seeks to achieve its goal by investing all of its assets in a master portfolio rather than by directly investing in and managing its own portfolio of securities. The master portfolio has the same goal and investment policies as the Fund.

PRINCIPAL INVESTMENT STRATEGIES


The Fund is a non-diversified mutual fund that focuses on equity securities of companies in the information technology industry throughout the world. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies in the technology industry. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.


In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Identifying companies that AEFC believes to be principally engaged in the development, advancement, production, and/or use of products or services related to information processing, data processing, and/or information presentation.

o    Identifying companies with:

     o   high demand for their products and/or services,

     o   competitive market position, and

     o   effective management.

o Considering opportunities and risks within the technology, telecommunications, and media sectors.

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

     o    The security is overvalued relative to alternative investments.

     o The company or the security continues to meet the standards described above.

     o    The company meets earnings expectations.

     o    The company's industry experiences a broad down-turn.


Unusual Market Conditions

During unusual market conditions, the Fund may invest more of its assets in money market securities. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.


--------------------------------------------------------------------------------
3p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

PRINCIPAL RISKS

This Fund is designed for investors with above-average risk tolerance. Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

     Issuer Risk

     Market Risk

     Sector Risk

     Style Risk

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Sector Risk

The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund's performance, the Fund may be more susceptible to a single economic, political or regulatory event than a diversified fund. In addition, the fund may invest a significant part of its total assets in securities of companies primarily engaged in the technology, media or telecommunications sectors. This may result in greater market fluctuations than would happen with a fund invested in a wider variety of companies. As these sectors increase or decrease in favor with the investing public, the price of securities of companies that rely heavily on those sectors could become increasingly sensitive to downswings in the economy.

Style Risk

The Fund purchases growth stocks based on the expectation that the companies will have strong growth in earnings. The price paid often reflects an expected rate of growth. If that growth fails to occur, the price of the stock may decline quickly.

--------------------------------------------------------------------------------
4p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

PAST PERFORMANCE

The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year that the Fund has existed, and

o how the Fund's average annual total returns compare to recognized indexes. How the Fund has performed in the past does not indicate how the Fund will perform in the future.

(bar chart)
                               CLASS A PERFORMANCE
                            (based on calendar years)

150%

120%                                            +145.12%

 90%

 60%

 30%                                     +41.51%

  0%                              +7.56%

-30%                                                     -23.19%

-60%                                                           -53.79%  -42.08%

       1993   1994  1995   1996    1997   1998    1999    2000  2001     2002


During the period shown in the bar chart, the highest return for a calendar quarter was +86.25% (quarter ending December 1999) and the lowest return for a calendar quarter was -48.48% (quarter ending March 2001).

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The Fund's Class A year to date return as of Sept. 30, 2003 was +46.23%.


Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares only to a single investor. One factor impacting the Fund's 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of the high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level or performance.

--------------------------------------------------------------------------------
5p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Average Annual Total Returns (as of Dec. 31, 2002)
                                                                              Since             Since
                                              1 year       5 years      inception (A,B,Y)   inception (C)
Global Technology:
   Class A
     Return before taxes                      -45.42%      -7.64%           -5.36%(a)          N/A
     Return after taxes on distributions      -45.42%     -12.18%           -9.18%(a)          N/A
     Return after taxes on distributions
     and sale of fund shares                  -27.89%      -0.81%           +0.11%(a)          N/A
   Class B
     Return before taxes                      -44.39%      -7.21%           -5.10%(a)          N/A
   Class C
     Return before taxes                      -42.07%        N/A               N/A           -48.54%(c)
   Class Y
     Return before taxes                      -41.76%      -6.54%           -4.45%(a)          N/A
GSTI Composite Index                          -40.27%      -3.62%           +0.22%(b)        -42.41%(d)
Lipper Science and Technology Funds Index     -41.38%      -3.46%           -1.91%(b)        -43.03%(d)
PSE/PCX Technology Index                      -33.33%      +9.54%          +10.61%(b)        -29.58%(d)

(a) Inception date was Nov. 13, 1996.


(b) Measurement period started Dec. 1, 1996.

(c) Inception date was June 26, 2000.

(d) Measurement period started July 1, 2000.

Before-Tax Returns

This table shows total returns from hypothetical investments in Class A, Class B, Class C and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees.

After-Tax Returns

After-tax returns are shown only for Class A shares. After-tax returns for the other classes will vary. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on your tax situation and most likely will differ from the returns shown in the table. If you hold your shares in a tax-deferred account, such as a 401(k) plan or an IRA, the after-tax returns do not apply to you since you will not incur taxes until you begin to withdraw from your account.

--------------------------------------------------------------------------------
6p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

The Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for the same period if there are no distributions or if the distributions are small. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return Before Taxes for the same period if there was a tax loss realized on sale of Fund shares. The benefit of the tax loss (since it can be used to offset other gains) may result in a higher return.


For purposes of this calculation we assumed:

o    the maximum sales charge for Class A shares,

o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,

o    no sales charge for Class C shares,

o    no sales charge for Class Y shares, and

o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Goldman Sachs Technology Index Composite Index (GSTI Composite Index), an unmanaged index published by Goldman Sachs, is a market capitalization-weighted index of over 200 stocks designed to measure the performance of companies in the technology sector.

The Lipper Science and Technology Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


Pacific Stock Exchange Technology Index (PSE/PCX Technology Index), an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.


Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from PSE/PCX Technology Index to the GSTI Composite Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. AEFC will include both indexes in this transition year. In the future, however, only the GSTI Composite Index will be included.


--------------------------------------------------------------------------------
7p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
                                                             Class A    Class B    Class C    Class Y

Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                         5.75%(b)     none       none       none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)       none        5%        1%(c)      none

Annual Fund operating expenses(d) (expenses that are deducted from Fund assets)


As a percentage of average daily net assets:   Class A  Class B Class C  Class Y
Management fees(e)                              0.76%    0.76%   0.76%    0.76%
Distribution (12b-1) fees                       0.25%    1.00%   1.00%    0.00%
Other expenses(f)                               0.94%    0.99%   0.97%    0.94%
Total                                           1.95%    2.75%   2.73%    1.70%

(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."


(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge applies if you sell your shares less than one year after purchase.

(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.


(d) Both in this table and the following example, fund operating expenses include expenses charged by both the Fund and its Master Portfolio as described under "Management." AEFC has agreed to waive certain fees and to absorb certain expenses until Oct. 31, 2004. Under this agreement, total expenses will not exceed 1.99% for Class A; 2.75% for Class B; 2.75% for Class C and 1.82% for Class Y.

(e) Includes the impact of a performance incentive adjustment fee that increased the management fee by 0.04% for the most recent fiscal year.


(f) Other expenses include an administrative services fee, a shareholder services fee, a transfer agency fee and other nonadvisory expenses. Effective May 2003, the Fund's transfer agency fee increased. The percentages above reflect the increase.

--------------------------------------------------------------------------------
8p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return each year. The operating expenses remain the same each year. You would pay the following expenses if you redeem all of your shares at the end of the time periods indicated:


                                  1 year     3 years    5 years    10 years
Class A(a)                         $762     $1,152      $1,568      $2,724
Class B                            $678(b)  $1,153(b)   $1,555(b)   $2,892(c)
Class C                            $276     $  847      $1,445      $3,064
Class Y                            $173     $  536      $  924      $2,014


(a)  Includes a 5.75% sales charge.


(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


You would pay the following expenses if you did not redeem your shares:


                                  1 year    3 years     5 years    10 years
Class A(a)                         $765     $1,164      $1,587      $2,763
Class B                            $278     $  853      $1,455      $2,892(b)
Class C                            $276     $  847      $1,445      $3,064
Class Y                            $173     $  536      $  924      $2,014

(a)  Includes a 5.75% sales charge.


(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.


These examples do not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.


INVESTMENT MANAGER

The Fund's assets are invested in World Technologies Portfolio (the Portfolio), which is managed by AEFC.


Telis Bertsekas, Co-Portfolio Manager


o    Managed the Portfolio since 2002.

o    Joined AEFC in 2002.

o Prior to that, Equity Analyst at Fidelity Investments covering the beverage and tobacco industries, 1997 to 2000, Portfolio Manager of the Fidelity Select Software and Computer Services Fund, March 2000 to December 2001, the Fidelity Select Computer Fund, June 2001 to February 2002, and the Fidelity Select Technology Fund, January 2002 to February 2002.

o    Began investment career in 1996.

o    MBA, Sloan School of Management.

--------------------------------------------------------------------------------
9p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Nina Hughes, Co-Portfolio Manager


o    Managed the Portfolio since 2002.

o    Joined AEFC in 2002.

o Prior to that, Equity Analyst at Tudor Investment Corporation covering software, infrastructure and service companies, 1998 to 2002, Software Quality Engineer for Baxter Healthcare, 1995 to 1997.

o    MBA, Babson College.


The Portfolio pays AEFC a fee for managing its assets. The Fund pays its proportionate share of the fee. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.76% of the Portfolio's average daily net assets. Beginning Dec. 1, 2002, the fee will be subject to an adjustment under the terms of a performance incentive arrangement. The maximum monthly adjustment (increase or decrease) will be 0.12% of the Portfolio's average net assets on an annual basis. Under the agreement, the Portfolio also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Portfolio, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285.


The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

OTHER SECURITIES AND INVESTMENT STRATEGIES


The Fund may invest in other securities and may employ other investment strategies that are not principal investment strategies. The Fund's policies permit investment in other instruments, such as money market securities and debt securities. Additionally, the Fund may use derivative instruments to produce incremental earnings, to hedge existing positions, and to increase flexibility. Even though the Funds policies permit the use of derivatives in this manner, the portfolio manager is not required to use derivatives.


For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and its annual and semiannual reports.

--------------------------------------------------------------------------------
10p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Buying and Selling Shares


The public offering price for Class A shares of the Fund is the net asset value
(NAV) plus a sales charge, and for Class B, C, and Y shares, the NAV. In addition to buying and selling shares through the Fund's distributor, American Express Financial Advisors Inc., you may buy or sell shares through third parties, including 401(k) plans, banks, brokers, and investment advisers. Where authorized by the Fund, orders in good form are priced using the NAV next determined after your order is placed with the third party. If you buy or redeem shares through a third party, consult that firm to determine whether your order will be priced at the time it is placed with the third party or at the time it is placed with the Fund. The third party may charge a fee for its services.


VALUING FUND SHARES

The NAV is the value of a single share of the Fund. The NAV is determined by dividing the value of the Fund's assets, minus any liabilities, by the number of shares outstanding. AEFC calculates the NAV as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open.


The Fund's securities are valued primarily on the basis of market quotations. However, securities will be valued at fair value if reliable quotations are not readily available. Securities also will be valued at fair value if their value has been materially affected by events after the close of the primary exchanges or markets on which they trade and before the NAV is calculated. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price. Fair value procedures are approved by the Fund's Board of Directors. Certain short-term securities are valued at amortized cost. Foreign investments are valued in U.S. dollars.


INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).

4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.


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

Investment options summary


The Fund offers different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.


The following table shows the key features of each class:

                Class A            Class B        Class C         Class Y
--------------- ------------------ -------------- --------------- --------------
Availability    Available to       Available to   Available to    Limited to
                all investors.     all            all investors.  qualifying
                                   investors.                     institutional
                                                                  investors.
--------------- ------------------ -------------- --------------- --------------
Initial Sales   Yes. Payable       No. Entire     No. Entire      No. Entire
Charge          at time of         purchase       purchase        purchase price
                purchase.          price is       price is        is invested in
                Lower sales        invested in    invested in     shares of the
                charge for         shares of      shares of the   Fund.
                larger             the Fund.      Fund.
                investments.
--------------- ------------------ -------------- --------------- --------------

Deferred Sales  On purchases       Maximum 5%     1% CDSC         None.
Charge          over $1,000,000,   CDSC during    applies if
                1% CDSC            the first      you sell your
                applies if you     year           shares less
                sell your          decreasing     than one year
                shares less        to 0% after    after
                than one year      six years.     purchase.
                after purchase.

--------------- ------------------ -------------- --------------- --------------
Distribution    Yes.* 0.25%        Yes.* 1.00%    Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
--------------- ------------------ -------------- --------------- --------------
Conversion to   N/A                Yes,           No.             No.
Class A                            automatically
                                   in ninth
                                   calendar
                                   year of
                                   ownership.
--------------- ------------------ -------------- --------------- --------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?

If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

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

PURCHASING SHARES


To purchase shares through entities other than American Express Financial Advisors Inc. (the Distributor), please consult your selling agent. The following section explains how you can purchase shares from the Distributor.

If you do not have an existing American Express mutual fund account, you will need to establish a brokerage account. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.


Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.

If you do not provide and certify the correct TIN, you could be subject to backup withholding of 28% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o    a $50 penalty for each failure to supply your correct TIN,

o a civil penalty of $500 if you make a false statement that results in no backup withholding, and

o    criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

For this type of account:                     Use the Social Security or
                                              Employer Identification number of:
--------------------------------------------- ----------------------------------
Individual or joint account                   The individual or one of the
                                              owners listed on the joint account
--------------------------------------------- ----------------------------------
Custodian account of a minor                  The minor
(Uniform Gifts/Transfers to Minors Act)
--------------------------------------------- ----------------------------------
A revocable living trust                      The grantor-trustee (the person
                                              who puts the money into the trust)
--------------------------------------------- ----------------------------------
An irrevocable trust, pension trust or        The legal entity (not the personal
estate                                        representative or trustee, unless
                                              no legal entity is designated in
                                              the account title)
--------------------------------------------- ----------------------------------

Sole proprietorship or single-owner LLC       The owner
--------------------------------------------- ----------------------------------
Partnership or multi-member LLC               The partnership
--------------------------------------------- ----------------------------------
Corporate or LLC electing corporate status    The corporation
on Form 8837

--------------------------------------------- ----------------------------------
Association, club or tax-exempt organization  The organization
--------------------------------------------- ----------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (www.irs.gov).

--------------------------------------------------------------------------------
13p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Methods of purchasing shares

By mail

Once your account has been established, send your check to:


American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474


Minimum amounts
Initial investment:                         $2,000*
Additional investments:                     $500**
Account balances:                           $300
Qualified account balances:                 none


If your Fund account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.


 *   $1,000 for tax qualified accounts.

** $100 minimum add-on for existing mutual fund accounts outside of a brokerage account (direct at fund accounts).

By scheduled investment plan

Minimum amounts
Initial investment:                         $2,000*
Additional investments:                     $100**
Account balances:                           none (on a scheduled investment
                                            plan with monthly payments)

If your Fund account balance is below $2,000, you must make payments at least monthly.

 *   $100 for direct at fund accounts.

**   $50 minimum per payment for qualified accounts in a direct at fund account.

By wire or electronic funds transfer

Please contact your financial advisor or selling agent for specific instructions.


Minimum wire purchase amount: $1,000 or new account minimum, as applicable.


By telephone

If you have a brokerage account, you may use the money in your account to make initial and subsequent purchases.

To place your order, call:

(800) 872-4377 for brokerage accounts

(800) 967-4377 for wrap accounts


--------------------------------------------------------------------------------
14p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

TRANSACTIONS THROUGH THIRD PARTIES


You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through third parties or to determine if there are policy differences, please consult your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


                                        Sales charge as percentage of:
Total market value        Public offering price*             Net amount invested
Up to $49,999                    5.75%                               6.10%
$50,000-$99,999                  4.75                                4.99
$100,000-$249,999                3.50                                3.63
$250,000-$499,999                2.50                                2.56
$500,000-$999,999                2.00                                2.04
$1,000,000 or more               0.00                                0.00

* Offering price includes the sales charge.


The sales charge on Class A shares may be lower than 5.75%, based on the combined market value of:

o    your current investment in this Fund,

o    your previous investment in this Fund, and


o investments you and your primary household group have made in other American Express mutual funds where you have paid a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges and are excluded from the total. If you or any member of your primary household group elects to split the primary household group into individual household groups (for example, by asking that account statements be sent to separate addresses), assets will no longer be combined for purposes of reducing the sales charge.


--------------------------------------------------------------------------------
15p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Other Class A sales charge policies

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.

Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.

o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.

o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.

o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.


o shareholders who have at least $1 million in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of American Express Fund shares (up to the amount sold). Send the Fund a written request along with your payment, indicating the account number, the date and the amount of the sale.



--------------------------------------------------------------------------------
16p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

o    purchases made:

     o with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,

     o through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,

     o   within the University of Texas System ORP,

     o within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,

     o   within the University of Massachusetts After-Tax Savings Program, or

     o through or under a subsidiary of AEFC offering Personal Trust Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:        The CDSC percentage rate is:
First year                                          5%
Second year                                         4%
Third year                                          4%
Fourth year                                         3%
Fifth year                                          2%
Sixth year                                          1%
Seventh year                                        0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

--------------------------------------------------------------------------------
17p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Example


Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.


Waivers of the sales charge for Class B and Class C shares

The CDSC will be waived on sales of shares:

o    in the event of the shareholder's death,

o    held in trust for an employee benefit plan, or

o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

     o    at least 59 1/2 years old AND

     o taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

     o    selling  under  an  approved   substantially  equal  periodic  payment
          arrangement.

EXCHANGING/SELLING SHARES

Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.

The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.

Excessive trading (market-timing) or other abusive short-term trading practices may disrupt portfolio management strategies, harm performance and increase fund expenses.


To prevent abuse or adverse effects on the Fund and its shareholders, the Distributor and the Fund reserve the right to reject any purchase orders, including exchanges, limit the amount, modify or discontinue the exchange privilege, or charge a fee to any investor we believe has a history of abusive trading or whose trading, in our judgment has been disruptive to the Fund. For example, we may exercise these rights if exchanges are too numerous or too large.


--------------------------------------------------------------------------------
18p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Other exchange policies:

o    Exchanges must be made into the same class of shares of the new fund.

o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

o    Once we receive your exchange request, you cannot cancel it.

o Shares of the new fund may not be used on the same day for another exchange.


o If your shares are pledged as collateral, the exchange will be delayed until written approval is received from the secured party.


Selling Shares


You may sell your shares at any time. The payment will be mailed within seven days after your request is received in good order.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and use of this option may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held with entities other than the Distributor, please consult your selling agent. The following section explains how you can exchange or sell shares held with the Distributor.

If you decide to sell your shares within 30 days of a telephoned-in address change, a written request is required.

Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. Payment may be made earlier if your bank provides evidence satisfactory to the Fund and the Distributor that your check has cleared.


--------------------------------------------------------------------------------
19p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Ways to request an exchange or sale of shares

By regular or express mail

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474


Include in your letter:


o    your account number


o    the name of the fund(s)


o    the class of shares to be exchanged or sold


o    your Social Security number or Employer Identification number

o    the dollar amount or number of shares you want to exchange or sell


o    specific instructions regarding delivery or exchange destination

o signature(s) of registered account owner(s) (All signatures may be required. Contact your financial advisor for more information.)

o    delivery instructions, if applicable


o    any paper certificates of shares you hold


Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

The express mail delivery charges you pay will vary depending on domestic or international delivery instructions.


By telephone


(800) 872-4377 for brokerage accounts

(800) 437-3133 for direct at fund accounts

(800) 967-4377 for wrap accounts

o The Fund and the Distributor will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.

o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing the Distributor. Each registered owner must sign the request.


o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.

o    Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100

Maximum sale amount:       $100,000

--------------------------------------------------------------------------------
20p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

By wire

You can wire money from your account to your bank account. Contact your financial advisor or the Distributor at the above numbers for additional information.

o    Minimum amount: $1,000

o    Pre-authorization is required.

o    A service fee may be charged against your account for each wire sent.


By scheduled payout plan


o    Minimum payment: $100*.

o Contact your financial advisor or the Distributor to set up regular payments.


o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.


* Minimum is $50 in a direct at fund account.

Electronic transactions

The ability to initiate transactions via the internet may be unavailable or delayed at certain times (for example, during periods of unusual market activity). The Fund and the Distributor are not responsible for any losses associated with unexecuted transactions. In addition, the Fund and the Distributor are not responsible for any losses resulting from unauthorized transactions if reasonable security measures are followed to validate the investor's identity. The Fund may modify or discontinue electronic privileges at any time.


Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


The Fund's net investment income is distributed to you as dividends. Dividends may be composed of qualifying dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income and short-term capital gains. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.


--------------------------------------------------------------------------------
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

REINVESTMENTS

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o    you request distributions in cash, or

o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES

Distributions are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Income received by the Fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Selling shares held in an IRA or qualified retirement account may subject you to federal taxes, penalties and reporting requirements. Please consult your tax advisor.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

--------------------------------------------------------------------------------
22p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Master/Feeder Structure

This Fund uses a master/feeder structure. This means that the Fund (a feeder fund) invests all of its assets in the Portfolio (the master fund). The master/feeder structure offers the potential for reduced costs because it spreads fixed costs of portfolio management over a larger pool of assets. The Fund may withdraw its assets from the Portfolio at any time if the Fund's board determines that it is best. In that event, the board would consider what action should be taken, including whether to hire an investment advisor to manage the Fund's assets directly or to invest all of the Fund's assets in another pooled investment entity. Here is an illustration of the structure:

                        Investors buy shares in the Fund

                      The Fund buys units in the Portfolio

               The Portfolio invests in securities, such as stocks or bonds

Other feeders may include mutual funds and institutional accounts. These feeders buy the Portfolio's securities on the same terms and conditions as the Fund and pay their proportionate share of the Portfolio's expenses. However, their operating costs and sales charges are different from those of the Fund. Therefore, the investment returns for other feeders are different from the returns of the Fund.

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23p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Financial Highlights


The financial highlights tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report which, if not included with this prospectus, is available upon request.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $1.03      $1.60     $ 5.26    $ 11.27      $ 5.41
Income from investment operations:
Net investment income (loss)                                             (.02)      (.03)      (.02)      (.01)       (.08)
Net gains (losses) (both realized and unrealized)                         .71       (.54)     (3.64)      7.05        5.94
Total from investment operations                                          .69       (.57)     (3.66)      7.04        5.86
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.72      $1.03     $ 1.60    $  5.26      $11.27

Ratios/supplemental data
Net assets, end of period (in thousands)                             $145,382    $80,831   $146,139   $319,164      $7,435
Ratio of expenses to average daily net assets(c)                        1.94%      1.91%      1.63%      1.24%(e)    1.11%(e)
Ratio of net investment income (loss) to average daily net assets      (1.47%)    (1.65%)     (.99%)     (.38%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.99%    (35.62%)   (69.58%)    66.58%     108.32%

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
24p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $ .92      $1.44     $ 4.77    $ 11.02      $ 5.33
Income from investment operations:
Net investment income (loss)                                             (.03)      (.04)      (.04)      (.04)       (.14)
Net gains (losses) (both realized and unrealized)                         .64       (.48)     (3.29)      6.84        5.83
Total from investment operations                                          .61       (.52)     (3.33)      6.80        5.69
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.53      $ .92     $ 1.44    $  4.77      $11.02

Ratios/supplemental data
Net assets, end of period (in thousands)                              $64,387    $37,877    $67,425   $138,545        $220
Ratio of expenses to average daily net assets(c)                        2.75%      2.71%      2.42%      2.01%(f)    1.86%(f)
Ratio of net investment income (loss) to average daily net assets      (2.27%)    (2.45%)    (1.78%)    (1.16%)     (1.76%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.30%    (36.11%)   (69.81%)    65.25%     106.72%

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001      2000(b)
Net asset value, beginning of period                                    $ .92      $1.44     $ 4.77      $5.05
Income from investment operations:
Net investment income (loss)                                             (.03)      (.04)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                         .64       (.48)     (3.29)      (.27)
Total from investment operations                                          .61       (.52)     (3.33)      (.28)
Net asset value, end of period                                          $1.53      $ .92     $ 1.44      $4.77

Ratios/supplemental data
Net assets, end of period (in thousands)                               $4,000     $1,964     $4,069     $3,298
Ratio of expenses to average daily net assets(c)                        2.72%      2.69%      2.42%      2.01%(d),(g)
Ratio of net investment income (loss) to average daily net assets      (2.26%)    (2.39%)    (1.84%)    (1.17%)(d)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%
Total return(j)                                                        66.30%    (36.11%)   (69.81%)    (5.54%)(k)

See accompanying notes to financial highlights.


--------------------------------------------------------------------------------
25p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $1.03      $1.60     $ 5.25    $ 11.27      $ 5.41
Income from investment operations:
Net investment income (loss)                                             (.02)      (.03)      (.02)        --        (.08)
Net gains (losses) (both realized and unrealized)                         .71       (.54)     (3.63)      7.03        5.94
Total from investment operations                                          .69       (.57)     (3.65)      7.03        5.86
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.72      $1.03     $ 1.60    $  5.25      $11.27

Ratios/supplemental data
Net assets, end of period (in thousands)                                 $229        $58        $57        $88        $225
Ratio of expenses to average daily net assets(c)                        1.69%      1.72%      1.49%       .94%(h)    1.11%(h)
Ratio of net investment income (loss) to average daily net assets      (1.25%)    (1.61%)     (.89%)     (.80%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.99%    (35.63%)   (69.52%)    66.27%     108.32%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.22% for the periods ended Oct. 31, 2000 and 1999, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.26% and 1.97% for the periods ended Oct. 31, 2000 and 1999, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended Oct. 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.19% and 1.12% for the periods ended Oct. 31, 2000 and 1999, respectively.

(i)  A distibution payable to a single corporate shareholder.

(j)  Total return does not reflect payment of a sales charge.

(k)  Not annualized.



--------------------------------------------------------------------------------
26p   ---   AXP GLOBAL TECHNOLOGY FUND   ---   2003 PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919
TTY: (800) 846-4852
Web site address:


americanexpress.com/funds


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-5696

Ticker Symbol
Class A: AXIAX    Class B: INVBX
Class C: AXICX    Class Y: --

--------------------------------------------------------------------------------
(logo)
AMERICAN
   EXPRESS(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

                                                             S-6395-99 G (12/03)

                           AXP(R) GLOBAL SERIES, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                          AXP(R) EMERGING MARKETS FUND

                           AXP(R) GLOBAL BALANCED FUND

                             AXP(R) GLOBAL BOND FUND

                            AXP(R) GLOBAL EQUITY FUND

                          AXP(R) GLOBAL TECHNOLOGY FUND

            (singularly and collectively where the context requires,
                            referred to as the Fund)

                                  DEC. 30, 2003

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.

The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

Table of Contents

Mutual Fund Checklist                                        p.   3
Fundamental Investment Policies                              p.   4
Investment Strategies and Types of Investments               p.   7
Information Regarding Risks and Investment Strategies        p.   9
Security Transactions                                        p.  26
Brokerage Commissions Paid to Brokers Affiliated
   with American Express Financial Corporation               p.  28
Valuing Fund Shares                                          p.  29
Proxy Voting                                                 p.  30
Investing in the Fund                                        p.  31
Selling Shares                                               p.  33
Pay-out Plans                                                p.  34

Capital Loss Carryover                                       p.  34

Taxes                                                        p.  35
Agreements                                                   p.  37
Organizational Information                                   p.  42
Board Members and Officers                                   p.  46

Principal Holders of Securities                              p.  51

Independent Auditors                                         p.  51

Appendix: Description of Ratings                             p.  52


--------------------------------------------------------------------------------
2   --   AXP GLOBAL SERIES, INC.

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]  A higher rate of return typically involves a higher risk of loss.

[X]  Past performance is not a reliable indicator of future performance.

[X]  ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING

Develop a Financial Plan

Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging

An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging
Regular                    Market price       Shares
investment                  of a share       acquired

  $100                          $ 6.00           16.7
   100                            4.00           25.0
   100                            4.00           25.0
   100                            6.00           16.7
   100                            5.00           20.0

  $500                          $25.00          103.4

Average market price of a share over 5 periods:  $5.00 ($25.00 divided by 5)

The average price you paid for each share:       $4.84 ($500 divided by 103.4)

Diversify

Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment

Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

--------------------------------------------------------------------------------
3   --   AXP GLOBAL SERIES, INC.

Fundamental Investment Policies

Throughout this SAI, the funds are referred to as follows:

   AXP Emerging Markets Fund (Emerging Markets)

   AXP Global Balanced Fund (Global Balanced)

   AXP Global Bond Fund (Global Bond)

   AXP Global Equity Fund (Global Equity)

   AXP Global Technology Fund (Global Technology)

Emerging Markets pursues its investment objective by investing all of its assets in Emerging Markets Portfolio of World Trust, a separate investment company, rather than by directly investing in and managing its own portfolio of securities. Emerging Markets Portfolio has the same investment objectives, policies and restrictions as the Fund.

Global Bond pursues its investment objective by investing all of its assets in World Income Portfolio of World Trust, a separate investment company, rather than by directly investing in and managing its own portfolio of securities. World Income Portfolio has the same investment objectives, policies and restrictions as the Fund.

Global Equity pursues its investment objective by investing all of its assets in World Growth Portfolio of World Trust, a separate investment company, rather than by directly investing in and managing its own portfolio of securities. World Growth Portfolio has the same investment objectives, policies and restrictions as the Fund.

Global Technology pursues its investment objective by investing all of its assets in World Technologies Portfolio of World Trust, a separate investment company, rather than by directly investing in and managing its own portfolio of securities. World Technologies Portfolio has the same invesmtent objectives, policies and restrictions as the Fund.

Emerging Markets Portfolio, World Income Portfolio, World Growth Portfolio and World Technologies Portfolio singularly and collectively, where the context requires, referred to as the Portfolio. References to "Fund" in this SAI, where applicable, refer to the Fund and Portfolio, collectively, to the Fund, singularly, or to the Portfolio, singularly.

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

Emerging Markets

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

--------------------------------------------------------------------------------
4   --   AXP GLOBAL SERIES, INC.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Global Balanced

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Global Bond

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

--------------------------------------------------------------------------------
5   --   AXP GLOBAL SERIES, INC.

Global Equity

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission (SEC), this means up to 25% of the Fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

o    Purchase more than 10% of the outstanding voting securities of an issuer.

o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Global Technology

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.

o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.

o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.

o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.

o    Lend Fund securities in excess of 30% of its net assets.

o    Issue senior securities, except as permitted under the 1940 Act.

Except  for  the  fundamental   investment  policies  listed  above,  the  other
investment policies described in each Fund's prospectus and in this SAI are not fundamental and may be changed by the board at any time.

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6   --   AXP GLOBAL SERIES, INC.

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see each Fund's prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

                                                                             Allowable for the Fund

                                                      Emerging        Global        Global         Global         Global
Investment strategies and types of investments         Markets       Balanced        Bond          Equity       Technology

Agency and Government Securities                        yes            yes           yes            yes            yes
Borrowing                                               yes            yes           yes            yes            yes
Cash/Money Market Instruments                           yes            yes           yes            yes            yes
Collateralized Bond Obligations                         yes            yes           yes            yes            yes
Commercial Paper                                        yes            yes           yes            yes            yes
Common Stock                                            yes            yes           yes            yes            yes
Convertible Securities                                  yes            yes           yes            yes            yes
Corporate Bonds                                         yes            yes           yes            yes            yes
Debt Obligations                                        yes            yes           yes            yes            yes
Depositary Receipts                                     yes            yes           yes            yes            yes
Derivative Instruments (including Options and Futures)  yes            yes           yes            yes            yes

Exchange-Traded Funds                                   yes            yes           yes            yes            yes

Foreign Currency Transactions                           yes            yes           yes            yes            yes
Foreign Securities                                      yes            yes           yes            yes            yes
High-Yield (High-Risk) Securities (Junk Bonds)          yes            yes           yes            yes            yes
Illiquid and Restricted Securities                      yes            yes           yes            yes            yes
Indexed Securities                                      yes            yes           yes            yes            yes

Inflation Protected Securities                          yes            yes           yes            yes            yes

Inverse Floaters                                         no            yes           yes             no             no
Investment Companies                                    yes            yes           yes            yes            yes
Lending of Portfolio Securities                         yes            yes           yes            yes            yes
Loan Participations                                     yes            yes           yes            yes            yes
Mortgage- and Asset-Backed Securities                   yes            yes           yes            yes            yes
Mortgage Dollar Rolls                                    no            yes           yes             no             no
Municipal Obligations                                   yes            yes           yes            yes            yes
Preferred Stock                                         yes            yes           yes            yes            yes
Real Estate Investment Trusts                           yes            yes           yes            yes            yes
Repurchase Agreements                                   yes            yes           yes            yes            yes
Reverse Repurchase Agreements                           yes            yes           yes            yes            yes
Short Sales                                              no             no            no             no             no
Sovereign Debt                                          yes            yes           yes            yes            yes
Structured Products                                     yes            yes           yes            yes            yes
Swap Agreements                                          no             no            no             no             no
Variable- or Floating-Rate Securities                   yes            yes           yes            yes            yes
Warrants                                                yes            yes           yes            yes            yes
When-Issued Securities and Forward Commitments          yes            yes           yes            yes            yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities    yes            yes           yes            yes            yes

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7   --   AXP GLOBAL SERIES, INC.

The following are guidelines that may be changed by the board at any time:

Emerging Markets

o    The Fund may invest up to 20% of its net assets in bonds.

o The Fund may invest up to 10% of its net assets in bonds rated below investment grade, including Brady bonds.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Global Balanced

o The Fund may not purchase debt securities rated lower than B by Moody's Investors Service Inc. or the equivalent.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Global Bond

o The Fund may not purchase debt securities rated lower than B by Moody's Investors Service Inc. or the equivalent.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Global Equity

o    The Fund may invest up to 20% of its net assets in bonds.

o The Fund will not invest more than 5% of its net assets in bonds below investment grade, including Brady bonds.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

--------------------------------------------------------------------------------
8   --   AXP GLOBAL SERIES, INC.

Global Technology

o    The Fund may invest up to 20% of its net assets in bonds.

o The Fund will not invest more than 5% of its net assets in bonds below investment grade, including Brady bonds.

o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.

o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.

o Ordinarily, less than 25% of the Fund's total assets are invested in money market instruments.

o The Fund will not buy on margin or sell short, except the Fund may make margin payments in connection with transactions in derivative instruments.

o The Fund will not invest more than 10% of its total assets in securities of investment companies.

o    The Fund will not invest in a company to control or manage it.

Information Regarding Risks and Investment Strategies

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):

Call/Prepayment Risk

The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to reinvestment risk.

Correlation Risk

The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk

The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk

Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk

The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL SERIES, INC.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk

Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk

The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the greater its sensitivity to changes in interest rates.

Issuer Risk

The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk

Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk

Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk

Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk

The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk

The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk

The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk

Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small and Medium Company Risk

Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL SERIES, INC.

INVESTMENT STRATEGIES

The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section titled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities


The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)


Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing

The Fund may borrow money for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments

The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations

Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

--------------------------------------------------------------------------------
11   --   AXP GLOBAL SERIES, INC.

Commercial Paper

Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock

Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Event Risk, Issuer Risk, Legal/Legislative Risk, Management Risk, Market Risk, and Small and Medium Company Risk.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment
Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds

Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities (Junk Bonds).)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

--------------------------------------------------------------------------------
12   --   AXP GLOBAL SERIES, INC.

Debt Obligations

Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities (Junk Bonds).)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts

Some foreign securities are traded in the form of American  Depositary  Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments

Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

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Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

The Fund will engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

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One of the risks in buying  an option on a futures  contract  is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contracts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.

The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

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Another  risk is caused by the legal  unenforcibility  of a party's  obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions

Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash-equivalent investments in foreign currencies. As a result, the value of the Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. The Fund conducts its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts) as a hedge against fluctuations in future foreign exchange rates. (See also Derivative Instruments). These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The Fund also may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may change in relationship to another currency. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating forward contracts entered into under the second circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitments on such contracts.

At maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency or retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract with the same currency trader obligating it to buy, on the same maturity date, the same amount of foreign currency.

If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for selling foreign currency and the date it enters into an offsetting contract for purchasing the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

It is impossible to forecast what the market value of securities will be at the expiration of a contract. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of that purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign

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currency  received on the sale of the  portfolio  security  if its market  value exceeds the amount of foreign currency the Fund is obligated to deliver.

The Fund's dealing in forward contracts will be limited to the transactions described above. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Although the Fund values its assets each business day in terms of U.S. dollars, it does not intend to convert its foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.

As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

The Fund may write options on foreign currencies for the same types of hedging purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the diminution in value of securities will be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

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The purchase and sale of exchange-traded  foreign currency options,  however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of
options  written,   the  nature  of  the  foreign   currency  market,   possible
intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to Commodity Futures Trading Commission (CFTC) limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund's investments denominated in that currency over time.

The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.


Exchange-Traded Funds

Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that closely track the performance and dividend yield of specific domestic or foreign market indexes.

Although one or more of other risks described in this SAI may apply, the largest risks associated with ETFs include: Management Risk and Market Risk.


Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently

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informed about  corporate  actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The  introduction  of  a  single  currency,  the  euro,  on  Jan.  1,  1999  for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Denmark into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)

High yield (high-risk) securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

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Illiquid and Restricted Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities.
Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities

The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inflation Protected Securities

Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.
Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation-protected securities include: Interest Rate Risk and Market Risk.

Inverse Floaters

Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

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Although  one or more of the other risks  described  in this SAI may apply,  the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies

Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities

The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations

Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

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The yield  characteristics  of  mortgage-backed  securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls

Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations

Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General  obligation  bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal  lease  obligations  may  take the  form of a  lease,  an  installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain

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professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock

Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts

Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales

With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a

--------------------------------------------------------------------------------
23   --   AXP GLOBAL SERIES, INC.

payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks   associated   with   sovereign   debt   include:   Credit  Risk,
Foreign/Emerging Markets Risk, and Management Risk.

Structured Products

Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  structured  products  include:   Credit  Risk,
Liquidity Risk, and Management Risk.

Swap Agreements

Swap agreements obligate one party to make payments to the other party based on the change in the market value of an index or other asset. In return, the other party agrees to make payments to the first party based on the return of another index or asset. Swap agreements entail the risk that a party will default on its payment obligations.

Interest Rate Swaps. Interest rate swap agreements are used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. Swaps also may protect against changes in the price of securities that an investor anticipates buying or selling at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined notional amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments.

Swap agreements are usually entered into at a zero net market value of the swap agreement commitments. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty to the other.

Swap agreements may include embedded interest rate caps, floor and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. The Fund will enter into interest rate swap agreements only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Advisor. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one NRSRO at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Currency Swaps. Currency swaps are similar to interest rate swaps, except that they involve currencies instead of interest rates.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Liquidity Risk, Credit Risk and Correlation Risk.

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24   --   AXP GLOBAL SERIES, INC.

Variable- or Floating-Rate Securities

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.

When-Issued Securities and Forward Commitments

When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities

These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although  one or more of the other risks  described  in this SAI may apply,  the
largest  risks  associated  with  zero-coupon,   step-coupon,   and  pay-in-kind
securities include: Credit Risk, Interest Rate Risk, and Management Risk.

The Fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the Fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

--------------------------------------------------------------------------------
25   --   AXP GLOBAL SERIES, INC.

Security Transactions

Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.

The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL SERIES, INC.

On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid total brokerage commissions as follows. Substantially all firms through whom transactions were executed provide research services:


                                                                  Oct. 31, 2003        Oct. 31, 2002       Oct. 31, 2001
Emerging Markets                                                   $2,106,670          $2,989,019           $2,846,492
Global Balanced                                                       175,551             323,220              660,334
Global Bond                                                            23,297               9,621               24,323
Global Equity                                                       1,582,657           3,706,450            9,143,298
Global Technology                                                   5,595,324           3,248,305              755,381

In fiscal year 2003, transactions on which commissions were imputed or paid, were specifically directed to firms in exchange for research services as follows:

                    Transaction amounts     Commissions
Emerging Markets       $        --           $       --
Global Balanced                 --                   --
Global Bond                     --                   --
Global Equity                   --                   --
Global Technology       23,646,583            3,789,830

As of the end of the most recent fiscal year, Emerging Markets and Global Technology held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.


As of the end of the most recent fiscal year, each Fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below:


                                                      Value of securities
Fund              Name of issuer                   owned at end of fiscal year
Global Balanced   Citigroup                                 $1,948,475
                  Credit Suisse Group                          629,036
                  Morgan Stanley                               641,650
Global Bond       Bear Stearns
                  Commercial Mtge Securities                   681,529
                  Goldman Sachs Group                        1,142,608
                  J.P. Morgan Chase 561,193
                  LaBranche                                     50,688
                  Lehman Brothers Holdings                     493,540
                  Morgan Stanley, Dean Witter                2,912,576
Global Equity     Citigroup                                  8,928,264
                  Credit Suisse Group                        3,988,090
                  Morgan Stanley                             5,487,000

The  portfolio  turnover  rates  in the two most  recent  fiscal  years  were as follows:
                       Oct. 31, 2003        Oct. 31, 2002
Emerging Markets            174%                 226%
Global Balanced              90                   99
Global Bond                 117                   51
Global Equity               132                  123
Global Technology           546                  391

Higher turnover rates may result in higher brokerage expenses and taxes. The variation in turnover rates for Global Technology can be attributed to the following factors:

The past year was a period of extreme volatility for the technology sector. Many of the Fund's holdings depreciated and appreciated very rapidly during the year. This permitted us to buy stocks at attractive price levels and then sell them at significantly higher levels. The Fund has a significant tax loss position and this allowed us to take these profits without any adverse tax consequences to shareholders.


--------------------------------------------------------------------------------
27   --   AXP GLOBAL SERIES, INC.

Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years for Emerging Markets, Global Balanced, Global Bond and Global Equity Funds.

Information about brokerage commissions paid by the Fund for the last three fiscal years to brokers affiliated with AEFC is contained in the following table:

As of the end of fiscal year                                       2003                           2002              2001
                                                                               Percent of

                                                                            aggregate dollar
                                                                                amount of
                                             Aggregate dollar   Percent of    transactions   Aggregate dollar Aggregate dollar
                                                 amount of       aggregate      involving        amount of        amount of
                                  Nature of     commissions      brokerage     payment of       commissions      commissions
Fund               Broker        affiliation  paid to broker    commissions    commissions    paid to broker   paid to broker

Global Technology    (a)             (b)        $495,249(c)        8.85%         14.54%         $202,910(c)      $77,423(c)


(a) American Enterprise Investment Services Inc.
(b) Wholly-owned  subsidiary of AEFC.
(c) Represents brokerage clearing fees.



--------------------------------------------------------------------------------
28   --   AXP GLOBAL SERIES, INC.

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


Emerging Markets
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $155,436,111        divided by             28,459,800           equals                    $5.46
Class B                  72,025,997                               13,890,622                                      5.19
Class C                     611,606                                  117,586                                      5.20
Class Y                  17,637,842                                3,192,899                                      5.52

Global Balanced
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                 $52,801,832        divided by             11,154,470           equals                    $4.73
Class B                  32,772,150                                7,041,576                                      4.65
Class C                     644,336                                  138,932                                      4.64
Class Y                   6,558,863                                1,377,777                                      4.76

Global Bond
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $380,369,260        divided by             57,861,587           equals                    $6.57
Class B                 157,749,689                               24,002,923                                      6.57
Class C                   4,896,742                                  747,827                                      6.55
Class Y                      65,051                                    9,872                                      6.59

Global Equity
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $365,819,585        divided by             79,168,197           equals                    $4.62
Class B                 141,588,339                               32,188,495                                      4.40
Class C                     976,538                                  222,859                                      4.38
Class Y                   5,443,603                                1,169,771                                      4.65

Global Technology
                         Net assets                           Shares outstanding                  Net asset value of one share
Class A                $145,381,527        divided by             84,335,891           equals                    $1.72
Class B                  64,386,508                               42,182,314                                      1.53
Class C                   3,999,864                                2,615,766                                      1.53
Class Y                     229,242                                  132,926                                      1.72


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange.

--------------------------------------------------------------------------------
29   --   AXP GLOBAL SERIES, INC.

o Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.


o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Proxy Voting

GENERAL GUIDELINES

The Fund upholds a long tradition of sound and principled corporate governance. For approximately 30 years, the Board of Directors, which consists of a majority of independent directors, has voted proxies. General guidelines are:

o Corporate governance matters -- The board supports proxy proposals that require changes or encourage decisions that have been shown to add shareholder value over time and votes against proxy proposals that entrench management.

o Changes in capital structure -- The board votes for amendments to corporate documents that strengthen the financial condition of a business.

o Stock option plans and other management compensation issues -- The board expects thoughtful consideration to be given by a company's management to developing a balanced compensation structure providing competitive current income with long-term employee incentives directly tied to the interest of shareholders and votes against proxy proposals that dilute shareholder value excessively.

o Social and corporate policy issues -- The board believes that proxy proposals should address the business interests of the corporation.

Each proposal is viewed in light of the circumstances of the company submitting the proposal.

POLICY AND PROCEDURES

The policy of the board is to vote all proxies of the companies in which the Fund holds investments, ensuring there are no conflicts between interests of Fund shareholders and those of the Fund's investment manager, AEFC.

The recommendation of the management of a company as set out in the company's proxy statement is considered. In each instance in which the Fund votes against the recommendation, the board sends a letter to senior management of the company explaining the basis for its vote. This has permitted both the company's management and the Fund's board to gain better insight into issues presented by proxy proposals. In the case of foreign corporations, proxies of companies located in some countries may not be voted due to requirements of locking up the voting shares and when time constraints prohibit the processing of proxies.

From time to time a proxy proposal is presented that has not been previously considered by the board or that AEFC recommends be voted different from the votes cast for similar proposals. In making recommendations to the board about voting on a proposal, AEFC relies on its own investment personnel and information obtained from outside resources, including Institutional Shareholder Services (ISS). AEFC makes the recommendation in writing. The process established by the board to vote proxies requires that either board members or officers who are independent from AEFC consider the recommendation and decide how to vote the proxy proposal.

PROXY VOTING RECORD

The proxy voting record will be made available on a quarterly basis after the end of the quarter for all companies whose shareholders meetings were completed during the quarter. The information is on a website maintained by ISS and can be accessed through the American Express Company's web page, www.americanexpress.com beginning Jan. 1, 2004. For anyone seeking information on how the Fund voted all proxies during a year, the information can be obtained after Aug. 1, 2004 without cost:

o    On the ISS web site www.americanexpress.com/funds

o On a web site maintained by the Securities and Exchange Commission, www.sec.gov

o    By calling the Fund's administrator, Board Services Corporation, collect at
     (612) 330-9283.

--------------------------------------------------------------------------------
30   --   AXP GLOBAL SERIES, INC.

Investing in the Fund

SALES CHARGE

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.

Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class I (for Emerging Markets and Global Bond) and Class Y, there is no initial sales charge so the public offering price is the same as the NAV.

Class A -- Calculation of the Sales Charge (for Emerging Markets, Global Balanced, Global Equity and Global Technology)

Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined as follows. The sales charge is paid to the Distributor by the person buying the shares.



                      Net asset value of one share     Divided by (1.00 - 0.0575) for a sales charge      Public offering price
Emerging Markets                  $5.46                                divided by 0.9425              =             $5.79
Global Balanced                    4.73                                divided by 0.9425              =              5.02
Global Equity                      4.62                                divided by 0.9425              =              4.90
Global Technology                  1.72                                divided by 0.9425              =              1.82


Sales charges are determined as follows:

                               Sales charge as a percentage of:
Total market value    Public offering price          Net amount invested

Up to $49,999                    5.75%                          6.10%
$50,000-$99,999                  4.75                           4.99
$100,000-$249,999                3.50                           3.63
$250,000-$499,999                2.50                           2.56
$500,000-$999,999                2.00                           2.04
$1,000,000 or more               0.00                           0.00

Class A -- Calculation of the Sales Charge (for Global Bond)


Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, for Global Bond was determined by dividing the NAV of one share, $6.57, by 0.9525 (1.00 - 0.0475) for a maximum 4.75% sales charge for a public offering price of $6.90. The sales charge is paid to the Distributor by the person buying the shares.


Sales charges are determined as follows:

                                 Sales charge as a percentage of:
Total market value     Public offering price           Net amount invested
Up to $49,999                     4.75%                           4.99%
$50,000-$99,999                   4.25                            4.44
$100,000-$249,999                 3.50                            3.63
$250,000-$499,999                 2.50                            2.56
$500,000-$999,999                 2.00                            2.04
$1,000,000 or more                0.00                            0.00

--------------------------------------------------------------------------------
31   --   AXP GLOBAL SERIES, INC.

The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 591/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                            Number of participants
Total plan assets                1-99                               100 or more
Less than $1 million               4%                                    0%
$1 million or more                 0%                                    0%

Class A -- Reducing the Sales Charge


The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $60,000 and you later decide to invest $40,000 more. The value of your investments would be $100,000. As a result, your $40,000 investment qualifies for the lower 3.50% sales charge that applies to investments of at least $100,000 and up to $249,999. If you qualify for a reduced sales charge and purchase shares through different channels (for example, in a brokerage account and also directly from the Fund), you must inform the Distributor of your total holdings when placing any purchase orders.


Class A -- Letter of Intent (LOI)

If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express mutual funds acquired more than 90 days before receipt of your signed LOI in the corporate office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express mutual funds other than Class A; purchases in American Express mutual funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o    Qualified employee benefit plans* if the plan:

     o uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has

          o    at least $10 million in plan assets or

          o    500 or more participants; or

     o    does not use daily transfer recordkeeping and has

          o    at least $3 million invested in American Express mutual funds or

          o    500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.

o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit plan described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

* Eligibility must be determined in advance. To do so, contact your financial advisor.

--------------------------------------------------------------------------------
32   --   AXP GLOBAL SERIES, INC.

SYSTEMATIC INVESTMENT PROGRAMS

You decide how often to make payments -- monthly, quarterly, or semiannually. Provided your account meets the minimum balance requirement, you are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS

Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;

o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and

o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS

The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Shares of Global Balanced may not be held by persons who are residents of, or domiciled in, Brazil. Global Balanced reserves the right to redeem accounts of shareholders who establish residence or domicile in Brazil.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL SERIES, INC.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time

If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares

If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount

If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value

Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $100 if the value of your account is $20,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers at the end of the most recent fiscal year as follows:

Fund                   Total  capital  loss carryovers
Emerging Markets                $120,289,410
Global Balanced                   47,202,112
Global Bond                       14,577,099
Global Equity                    673,553,387
Global Technology                425,961,372


If not offset by subsequent capital gains, capital loss carryovers will expire as follows:



Fund                     2006                2009                 2010                2011
Emerging Markets      $32,853,404         $ 87,436,006        $         --          $        --
Global Balanced                --           34,289,758          10,684,989            2,227,365
Global Bond                    --            2,191,974          12,385,125                   --
Global Equity                  --          499,408,551         143,634,885           30,509,951
Global Technology              --          344,662,145          81,299,227                   --

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.


--------------------------------------------------------------------------------
34   --   AXP GLOBAL SERIES, INC.

Taxes

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Example

You purchase 100 shares of one fund having a public offering price of $10.00 per share. If the Fund has a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.


Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of the Fund's dividend that is attributable to dividends the Fund received from domestic (U.S.) securities. For the most recent fiscal year, the net investment income dividends, if paid, which qualified for the corporate deduction were as follows:

Fund                         Net investment income dividends
Emerging Markets                             0%
Global Balanced                            100
Global Bond                                  0
Global Equity                                0
Global Technology                            0

Under provisions of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the Act), the maximum tax paid on dividends by individuals is reduced to 15% (5% for taxpayers in the 10% and 15% brackets) for tax years 2003 through 2008. The Act also reduces the maximum capital gain rate for securities sold on or after May 6, 2003 through 2008 from 20% to 15% (5% for taxpayers in the 10% and 15% brackets).


The Act provides that only certain qualified dividend income (QDI) will be subject to the 15% and 5% tax rates. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement (except Barbados). Excluded are passive foreign investment companies (PFICs), foreign investment companies and foreign personal holding companies. Holding periods for shares must also be met to be eligible for QDI treatment (60 days for stock and 90 days for preferreds). For the most recent fiscal year, the QDI for individuals was as follows:


Fund                    QDI for individuals
Emerging Markets                  0%
Global Balanced                 100
Global Bond                       0
Global Equity                     0
Global Technology                 0


The Fund may be subject to U.S. taxes resulting from holdings in a passive foreign investment company (PFIC). A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.



--------------------------------------------------------------------------------
35   --   AXP GLOBAL SERIES, INC.

Income earned by the Fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the Fund will be eligible to file an election with the Internal Revenue Service under which shareholders of the Fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the Fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by the Fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.

The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.

For purposes of the excise tax distributions, "section 988" ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the Fund as of the later of (1) the date the share became ex-dividend or (2) the date the Fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the Fund, this rule may cause the Fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the Fund will take a loss at the time that a determination is made that the dividend will not be received. Distributions, if any, that are in excess of the Fund's current or accumulated earnings and profits will first reduce a shareholder's tax basis in the Fund and, after the basis is reduced to zero, will generally result in capital gains to a shareholder when the shares are sold.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

--------------------------------------------------------------------------------
36   --   AXP GLOBAL SERIES, INC.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT

AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

                                                                    Annual rate at each asset level
Assets (billions)                        Emerging Markets Global Balanced     Global Bond      Global Equity   Global Technology
First $0.25                                   1.10%            0.790%            0.770%           0.800%            0.720%
Next   0.25                                   1.08             0.765             0.745            0.775             0.695
Next   0.25                                   1.06             0.740             0.720            0.750             0.670
Next   0.25                                   1.04             0.715             0.695            0.725             0.645
Next   1.00                                   1.02             0.690             0.670            0.700             0.620
Over   2.00                                   1.00             0.665             0.670            0.675             0.595

On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


Fund                  Daily rate
Emerging Markets        1.100%
Global Balanced         0.790
Global Bond             0.757
Global Equity           0.786
Global Technology       0.720


For Emerging Markets, Global Balanced, Global Equity and Global Technology, before the fee based on the asset charge is paid, it is adjusted for investment performance. The adjustment, determined monthly, will be determined by measuring the percentage difference over a rolling 12-month period between the performance of one Class A share of the Fund and the change in a Lipper Index (Index). The Lipper Indexes are as follows:

Fund                    Lipper Index
Emerging Markets        Lipper Emerging Markets Funds Index
Global Balanced         Lipper Global Flexible Funds Index
Global Equity           Lipper Global Funds Index
Global Technology       Lipper Science and Technology Funds Index

The performance difference is then used to determine the adjustment rate.

The adjustment rate for Emerging Markets, Global Equity and Global Technology, computed to five decimal places, is determined in accordance with the following table:

Performance
difference       Adjustment rate
0.00%-0.50%      0

0.50%-1.00%      6 basis points times the performance difference over 0.50%
                 (maximum of 3 basis points if a 1% performance difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the performance
                 difference over 1.00% (maximum 6 basis points if a 2% performance difference)

2.00%-4.00%      6 basis points, plus 2 basis points times the performance
                 difference over 2.00% (maximum 10 basis points if a 4% performance difference)

4.00%-6.00%      10 basis points, plus 1 basis point times the performance
                 difference over 4.00% (maximum 12 basis points if a 6% performance difference)

6.00% or more    12 basis points

For example,  if the  performance  difference is 2.38%,  the adjustment  rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0012 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

--------------------------------------------------------------------------------
37   --   AXP GLOBAL SERIES, INC.

The adjustment rate for Global Balanced, computed to five decimal places, is determined in accordance with the following table:

Performance
difference       Adjustment rate
0.00%-0.50%      0

0.50%-1.00%      6 basis points times the Performance Difference over 0.50%
                 (maximum of 3 basis points if a 1% Performance Difference)

1.00%-2.00%      3 basis points, plus 3 basis points times the Performance
                 Difference over 1.00% (maximum 6 basis points if a 2%
                 Performance Difference)

2.00%-3.00%      6 basis points, plus 2 basis points times the Performance
                 Difference over 2.00% (maximum of 8 basis points if a 3%
                 Performance Difference)

3.00% or more    8 basis points

For example,  if the  performance  difference is 2.38%,  the adjustment  rate is
0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the Fund is 0.0008 per year. Where the Fund's Class A performance exceeds that of the Index, the fee paid to AEFC will increase. Where the performance of the Index exceeds the performance of the Fund's Class A shares, the fee paid to AEFC will decrease.

The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed. For the most recent fiscal year, the adjustment changed the fee as follows:


Fund                      Adjustment increased/(decreased) fee by
Emerging Markets                      $(100,852)
Global Balanced                         (19,267)
Global Equity                          (382,729)
Global Technology                        67,468


The management fee is paid monthly. Under the agreement, the total amount paid for the following fiscal years was as follows:


Fund                      2003                2002                 2001
Emerging Markets      $2,181,279          $2,578,135           $3,039,690
Global Balanced          702,933             882,643            1,247,975
Global Bond            4,084,088           3,677,461            3,918,640
Global Equity          3,763,415           5,986,053            8,625,604
Global Technology      1,185,180           1,358,065            2,347,216


Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by each Fund for the following fiscal years were as follows:


Fund                       2003                2002                 2001
Emerging Markets         $477,412            $491,764             $556,047
Global Balanced           189,130             178,732              216,540
Global Bond               450,208             359,934              325,031
Global Equity             476,898             611,344              705,255
Global Technology         235,797             330,225              579,060


Basis for board approving the investment advisory contract

Based on its work throughout the year and detailed analysis by the Contracts Committee of reports provided by AEFC, the independent board members determined to renew the Investment Management Services Agreement and Subadvisory Agreements (where applicable) based on:

o tangible steps AEFC has taken to improve the competitive ranking and consistency of the investment performance of the Fund, including changes in leadership, portfolio managers, compensation structures, and the implementation of management practices,

o continued commitment to expand the range of investment options that it offers investors, through repositioning existing funds and creating new funds,

--------------------------------------------------------------------------------
38   --   AXP GLOBAL SERIES, INC.

o  consistent effort to provide a management  structure that imposes disciplines
   that  ensure   adherence  to  stated   management  style  and  expected  risk
   characteristics,

o additional time needed to evaluate the efficacy of the new AEFC management structure that has produced improved performance results in the short term,

o benefit of economy of scale that results from the graduated fee structure and the reasonableness of fees in light of the fees paid by similar funds in the industry,

o competitive total expenses that are either at or only slightly above the median expenses of a group of comparable funds based on a report prepared by Lipper Inc., and

o  reasonable level of AEFC's profitability from its mutual fund operations.

Subadvisory Agreements (Emerging Markets, Global Balanced and Global Equity)

The assets of the Fund are managed by a Subadviser that has been selected by AEFC, subject to the review and approval of the board. AEFC has recommended the Subadviser for the Fund to the board based upon its assessment of the skills of the Subadviser in managing other assets with goals and investment strategies substantially similar to those of the Fund. Short-term investment performance is not the only factor in selecting or terminating a Subadviser, and AEFC does not expect to make frequent changes of Subadvisers.

The Subadviser has discretion, subject to oversight by the board and AEFC, to purchase and sell portfolio assets, consistent with the Fund's investment objectives, policies, and restrictions. Generally, the services that the Subadviser provides to the Fund are limited to asset management and related recordkeeping services.

AEFC has entered into an advisory agreement with the Subadviser known as a Subadvisory Agreement. A Subadviser may also serve as a discretionary or non-discretionary investment advisor to management or advisory accounts that are unrelated in any manner to AEFC or its affiliates.

American Express Asset Management International Inc.: American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, MN 55474, subadvises the Fund's assets. AEAMI, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolios, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly owned subsidiary of AEFC. Under the Subadvisory Agreement, the fee, based on average daily net assets that are subject to the Subadviser's investment discretion, is equal to 0.50% for Emerging Markets and 0.35% for Global Balanced and Global Equity. The total amount paid by AEFC to AEAMI for the following fiscal years was as follows:


Fund                   2003                 2002                2001
Emerging Markets     $1,033,684          $1,168,791           $1,407,470
Global Balanced         208,168             416,452              359,504
Global Equity         1,841,195           3,015,169            4,775,231


ADMINISTRATIVE SERVICES AGREEMENT

The Funds have an Administrative Services Agreement with AEFC. Under this agreement, the Funds pay AEFC for providing administration and accounting services. The fee is calculated as follows:

                                                                    Annual rate at each asset level
Assets (billions)                        Emerging Markets Global Balanced     Global Bond      Global Equity   Global Technology
First $0.25                                   0.10%            0.060%            0.060%           0.060%            0.060%
Next   0.25                                   0.09             0.055             0.055            0.055             0.055
Next   0.25                                   0.08             0.050             0.050            0.050             0.050
Next   0.25                                   0.07             0.045             0.045            0.045             0.045
Next   1.00                                   0.06             0.040             0.040            0.040             0.040
Over   2.00                                   0.05             0.035             0.040            0.035             0.035

--------------------------------------------------------------------------------
39   --   AXP GLOBAL SERIES, INC.

On the last day of the most recent fiscal year, the daily rate applied to each of the Fund's net assets was equal to the following percent on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding business day.


Fund                                    Daily rate
Emerging Markets                          0.100%
Global Balanced                           0.060
Global Bond                               0.057
Global Equity                             0.057
Global Technology                         0.060

The following fees were paid under the agreement for the three most recent fiscal years.
                             2003                2002                 2001
Emerging Markets           $208,342            $234,669             $278,576
Global Balanced              56,559              71,921               98,158
Global Bond                 311,211             279,674              297,761
Global Equity               304,662             463,678              710,917
Global Technology            93,713             112,662              194,084


TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year.

The rates for the Fund's different classes per year are the following:

                              Class A             Class B              Class C              Class I             Class Y
Emerging Markets                 $19.50              $20.50               $20.00               $1.00               $17.50
Global Balanced                   19.50               20.50                20.00                 N/A                17.50
Global Bond                       20.50               21.50                21.00                1.00                18.50
Global Equity                     19.50               20.50                20.00                 N/A                17.50
Global Technology                 19.50               20.50                20.00                 N/A                17.50

In addition, an annual closed-account fee of $5.00 per inactive account, may be charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system, generally within one year. The fees paid to AECSC may be changed by the board without shareholder approval.

DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges and the amount retained after paying commissions to personal financial advisors, and other expenses was as follows:


                                         2003                               2002                               2001
                                  Sales        Amount               Sales         Amount               Sales         Amount
                                 charges     retained by           charges      retained by           charges      retained by
Fund                            collected  the Distributor        collected   the Distributor        collected   the Distributor
Emerging Markets             $  243,062    $(2,681,731)           $325,336    $(4,049,970)        $   410,423    $(2,787,747)
Global Balanced                 122,917         45,326             152,020         46,735             260,328         67,647
Global Bond                   1,009,917        537,388             515,760        274,717             468,887        343,669
Global Equity                   437,154        196,939             782,415        348,443           1,754,734        602,652
Global Technology               543,360        150,041             717,011        262,977           2,013,013        510,687


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

--------------------------------------------------------------------------------
40   --   AXP GLOBAL SERIES, INC.

SHAREHOLDER SERVICE AGREEMENT

With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION

For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid the following fees:


                                         Class of shares
Funds                    Class A             Class B              Class C
Emerging Markets        $334,914          $  639,893              $ 5,003
Global Balanced          130,201             337,140                7,203
Global Bond              934,595           1,630,210               40,221
Global Equity            921,298           1,518,123                9,258
Global Technology        261,243             477,623               26,874


The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

CUSTODIAN AGREEMENT

The Fund's securities and cash are held by American Express Trust Company, 200 AXP Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

The custodian may enter into a sub-custodian agreement with the Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of Bank of New York or in other financial institutions as permitted by law and by the Fund's sub-custodian agreement.

--------------------------------------------------------------------------------
41   --   AXP GLOBAL SERIES, INC.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS

As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the Fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

--------------------------------------------------------------------------------
42   --   AXP GLOBAL SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS

                                                       Date of                Form of        State of       Fiscal
Fund                                                organization           organization    organization    year end      Diversified
AXP(R) California Tax-Exempt Trust                            4/7/86     Business Trust(2)       MA           6/30
     AXP(R) California Tax-Exempt Fund                                                                                        No

AXP(R) Dimensions Series, Inc.(4)                   2/20/68, 6/13/86(1)     Corporation       NV/MN           7/31
     AXP(R) Growth Dimensions Fund                                                                                           Yes
     AXP(R) New Dimensions Fund                                                                                              Yes

AXP(R) Discovery Series, Inc.(4)                    4/29/81, 6/13/86(1)     Corporation       NV/MN           7/31
     AXP(R) Core Bond Fund                                                                                                   Yes
     AXP(R) Discovery Fund                                                                                                   Yes
     AXP(R) Income Opportunities Fund                                                                                        Yes
     AXP(R) Limited Duration Bond Fund                                                                                       Yes

AXP(R) Equity Series, Inc.(4)                       3/18/57, 6/13/86(1)     Corporation       NV/MN          11/30
     AXP(R) Equity Select Fund                                                                                               Yes

AXP(R) Fixed Income Series, Inc.(4)                 6/27/74, 6/31/86(1)     Corporation       NV/MN           8/31
     AXP(R) Diversified Bond Fund(5)                                                                                         Yes

AXP(R) Global Series, Inc.                                  10/28/88        Corporation          MN          10/31
     AXP(R) Emerging Markets Fund                                                                                            Yes
     AXP(R) Global Balanced Fund                                                                                             Yes
     AXP(R) Global Bond Fund                                                                                                  No
     AXP(R) Global Equity Fund(6)                                                                                            Yes
     AXP(R) Global Technology Fund(3)                                                                                         No

AXP(R) Government Income Series, Inc.(4)                     3/12/85        Corporation          MN           5/31
     AXP(R) Short Duration U.S. Government Fund(5)                                                                           Yes
     AXP(R) U.S. Government Mortgage Fund                                                                                    Yes

AXP(R) Growth Series, Inc.                          5/21/70, 6/13/86(1)     Corporation       NV/MN           7/31
     AXP(R) Growth Fund                                                                                                      Yes
     AXP(R) Large Cap Equity Fund                                                                                            Yes
     AXP(R) Large Cap Value Fund                                                                                             Yes
     AXP(R) Quantitative Large Cap Equity Fund                                                                               Yes
     AXP(R) Research Opportunities Fund                                                                                      Yes

AXP(R) High Yield Income Series, Inc.(4)                     8/17/83        Corporation          MN           5/31
     AXP(R) High Yield Bond Fund(5)                                                                                          Yes

AXP(R) High Yield Tax-Exempt Series, Inc.(4)       12/21/78, 6/13/86(1)     Corporation       NV/MN          11/30
     AXP(R) High Yield Tax-Exempt Fund                                                                                       Yes

AXP(R) Income Series, Inc.(4)                       2/10/45, 6/13/86(1)     Corporation       NV/MN           5/31
     AXP(R) Selective Fund                                                                                                   Yes

AXP(R) International Series, Inc.(4)                         7/18/84        Corporation          MN          10/31
     AXP(R) European Equity Fund                                                                                              No
     AXP(R) International Fund                                                                                               Yes

AXP(R) Investment Series, Inc.                      1/18/40, 6/13/86(1)     Corporation       NV/MN           9/30
     AXP(R) Diversified Equity Income Fund                                                                                   Yes
     AXP(R) Mid Cap Value Fund                                                                                               Yes
     AXP(R) Mutual                                                                                                           Yes

--------------------------------------------------------------------------------
43   --   AXP GLOBAL SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                       Date of                Form of        State of       Fiscal
Fund                                                organization           organization    organization    year end      Diversified
AXP(R) Managed Series, Inc.                                  10/9/84        Corporation          MN           9/30
     AXP(R) Managed Allocation Fund                                                                                          Yes

AXP(R) Market Advantage Series, Inc.                         8/25/89        Corporation          MN           1/31
     AXP(R) Blue Chip Advantage Fund                                                                                         Yes
     AXP(R) Mid Cap Index Fund                                                                                                No
     AXP(R) S&P 500 Index Fund                                                                                                No
     AXP(R) Small Company Index Fund                                                                                         Yes

AXP(R) Money Market Series, Inc.                    8/22/75, 6/13/86(1)     Corporation       NV/MN           7/31
     AXP(R) Cash Management Fund                                                                                             Yes

AXP(R) Partners Series, Inc.                                 3/20/01        Corporation          MN           5/31
     AXP(R) Partners Aggressive Growth Fund                                                                                  Yes
     AXP(R) Partners Fundamental Value Fund                                                                                  Yes
     AXP(R) Partners Growth Fund                                                                                             Yes
     AXP(R) Partners Select Value Fund                                                                                       Yes
     AXP(R) Partners Small Cap Core Fund                                                                                     Yes
     AXP(R) Partners Small Cap Value Fund                                                                                     No
     AXP(R) Partners Value Fund                                                                                              Yes

AXP(R) Partners International Series, Inc.                    5/9/01        Corporation          MN          10/31
     AXP(R) Partners International Aggressive
        Growth Fund                                                                                                          Yes
     AXP(R) Partners International Core Fund                                                                                 Yes
     AXP(R) Partners International Select
        Value Fund                                                                                                           Yes
     AXP(R) Partners International Small Cap Fund                                                                            Yes

AXP(R) Progressive Series, Inc.(4)                  4/23/68, 6/13/86(1)     Corporation       NV/MN           9/30
     AXP(R) Progressive Fund                                                                                                 Yes

AXP(R) Sector Series, Inc.(3),(4)                            3/25/88        Corporation          MN           6/30
     AXP(R) Utilities Fund                                                                                                   Yes

AXP(R) Selected Series, Inc.(4)                              10/5/84        Corporation          MN           3/31
     AXP(R) Precious Metals Fund                                                                                              No

AXP(R) Special Tax-Exempt Series Trust                        4/7/86     Business Trust(2)       MA           6/30
     AXP(R) Insured Tax-Exempt Fund                                                                                          Yes
     AXP(R) Massachusetts Tax-Exempt Fund                                                                                     No
     AXP(R) Michigan Tax-Exempt Fund                                                                                          No
     AXP(R) Minnesota Tax-Exempt Fund                                                                                         No
     AXP(R) New York Tax-Exempt Fund                                                                                          No
     AXP(R) Ohio Tax-Exempt Fund                                                                                              No

AXP(R) Stock Series, Inc.(4)                        2/10/45, 6/13/86(1)     Corporation       NV/MN           9/30
     AXP(R) Stock Fund                                                                                                       Yes

AXP(R) Strategy Series, Inc.                                 1/24/84        Corporation          MN           3/31
     AXP(R) Equity Value Fund                                                                                                Yes
     AXP(R) Focused Growth Fund(3)                                                                                            No
     AXP(R) Partners Small Cap Growth Fund(3)                                                                                Yes
     AXP(R) Small Cap Advantage Fund                                                                                         Yes
     AXP(R) Strategy Aggressive Fund                                                                                         Yes

--------------------------------------------------------------------------------
44   --   AXP GLOBAL SERIES, INC.

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS (continued)

                                                       Date of                Form of        State of       Fiscal
Fund                                                organization           organization    organization    year end      Diversified
AXP(R) Tax-Exempt Series, Inc.                      9/30/76, 6/13/86(1)     Corporation       NV/MN          11/30
     AXP(R) Intermediate Tax-Exempt Fund                                                                                     Yes
     AXP(R) Tax-Exempt Bond Fund                                                                                             Yes

AXP(R) Tax-Free Money Series, Inc.(4)               2/29/80, 6/13/86(1)     Corporation       NV/MN          12/31
     AXP(R) Tax-Free Money Fund                                                                                              Yes

(1)  Date merged into a Minnesota corporation incorporated on April 7, 1986.

(2) Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

(3) Effective Feb. 7, 2002, AXP(R) Focus 20 Fund changed its name to AXP(R) Focused Growth Fund, AXP(R) Innovations Fund changed its name to AXP(R) Global Technology Fund, AXP(R) Small Cap Growth Fund changed its name to AXP(R) Partners Small Cap Growth Fund and AXP(R) Utilities Income Fund, Inc. created a series, AXP(R) Utilities Fund.

(4) Effective Nov. 13, 2002, AXP(R) Bond Fund, Inc. changed its name to AXP(R) Fixed Income Series, Inc. and created a series, AXP(R) Bond Fund, AXP(R) Discovery Fund, Inc. changed its name to AXP(R) Discovery Series, Inc. and created a series, AXP(R) Discovery Fund, AXP(R) Equity Select Fund, Inc. changed its name to AXP(R) Equity Series, Inc. and created a series, AXP(R) Equity Select Fund, AXP(R) Extra Income Fund, Inc. changed its name to AXP(R) High Yield Income Series, Inc. and created a series, AXP(R) Extra Income Fund, AXP(R) Federal Income Fund, Inc. changed its name to AXP(R) Government Income Series, Inc., AXP(R) High Yield Tax-Exempt Fund, Inc. changed its name to AXP(R) High Yield Tax-Exempt Series, Inc. and created a series, AXP(R) High Yield Tax-Exempt Fund, AXP(R) International Fund, Inc. changed its name to AXP(R) International Series, Inc., AXP(R) New Dimensions Fund, Inc. changed its name to AXP(R) Dimensions Series, Inc., AXP(R) Precious Metals Fund, Inc. changed its name to AXP(R) Selected Series, Inc. and created a series, AXP(R) Precious Metals Fund, AXP(R) Progressive Fund, Inc. changed its name to AXP(R) Progressive Series, Inc. and created a series, AXP(R) Progressive Fund, AXP(R) Selective Fund, Inc. changed its name to AXP(R) Income Series, Inc. and created a series, AXP(R) Selective Fund, AXP(R) Stock Fund, Inc. changed its name to AXP(R) Stock Series, Inc. and created a series, AXP(R) Stock Fund, AXP(R) Tax-Free Money Fund, Inc. changed its name to AXP(R) Tax-Free Money Series, Inc. and created a series, AXP(R) Tax-Free Money Fund, and AXP(R) Utilities Income Fund, Inc. changed its name to AXP(R) Sector Series, Inc.

(5) Effective June 27, 2003, AXP(R) Bond Fund changed its name to AXP(R) Diversified Bond Fund, AXP(R) Federal Income Fund changed its name to AXP(R) Short Duration U.S. Government Fund and AXP(R) Extra Income Fund changed its name to AXP(R) High Yield Bond Fund.

(6) Effective Oct. 20, 2003, AXP(R) Global Growth Fund changed its name to AXP(R) Global Equity Fund.

--------------------------------------------------------------------------------
45   --   AXP GLOBAL SERIES, INC.

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                              Position held       Principal occupation      Other directorships    Committee memberships
address,                           with Fund and       during past five years
age                                length of service
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Arne H. Carlson                    Board member        Chair, Board Services                            Joint Audit,
901 S. Marquette Ave.              since 1999          Corporation (provides                            Contracts,
Minneapolis, MN 55402                                  administrative services                          Executive,
Age 69                                                 to boards). Former                               Investment Review,
                                                       Governor of Minnesota                            Board Effectiveness
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and      Scottish Power PLC,
901 S. Marquette Ave.              since 2002          CEO, Fluor Corporation    Vulcan Materials
Minneapolis, MN 55402                                  (engineering and          Company, Inc.
Age 65                                                 construction) since 1998  (construction
                                                                                 materials/chemicals)
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Livio D. DeSimone                  Board member        Retired Chair of the      Cargill,               Joint Audit,
30 Seventh Street East             since 2001          Board and Chief           Incorporated           Contracts, Executive
Suite 3050                                             Executive Officer,        (commodity merchants
St. Paul, MN 55101-4901                                Minnesota Mining and      and processors),
Age 69                                                 Manufacturing (3M)        General Mills, Inc.
                                                                                 (consumer foods),
                                                                                 Vulcan Materials
                                                                                 Company (construction
                                                                                 materials/chemicals),
                                                                                 Milliken & Company
                                                                                 (textiles and
                                                                                 chemicals), and
                                                                                 Nexia
                                                                                 Biotechnologies,
                                                                                 Inc.
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Heinz F. Hutter*                   Board member        Retired President and                            Board Effectiveness,
901 S. Marquette Ave.              since 1994          Chief Operating                                  Executive,
Minneapolis, MN 55402                                  Officer, Cargill,                                Investment Review
Age 74                                                 Incorporated (commodity
                                                       merchants and
                                                       processors)
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Anne P. Jones                      Board member        Attorney and Consultant                          Joint Audit, Board
901 S. Marquette Ave.              since 1985                                                           Effectiveness,
Minneapolis, MN 55402                                                                                   Executive
Age 68
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Stephen R. Lewis, Jr.**            Board member        Retired President and     Valmont Industries,    Contracts,
901 S. Marquette Ave.              since 2002          Professor of Economics,   Inc. (manufactures     Investment Review,
Minneapolis, MN 55402                                  Carleton College          irrigation systems)    Executive
Age 64
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Alan G. Quasha                     Board member        President, Quadrant       Compagnie Financiere   Joint Audit,
901 S. Marquette Ave.              since 2002          Management, Inc.          Richemont AG (luxury   Investment Review
Minneapolis, MN 55402                                  (management of private    goods), Harken
Age 53                                                 equities)                 Energy Corporation
                                                                                 (oil and gas
                                                                                 exploration) and
                                                                                 SIRIT Inc. (radio
                                                                                 frequency
                                                                                 identification
                                                                                 technology)
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Alan K. Simpson                    Board member        Former three-term         Biogen, Inc.           Investment Review,
1201 Sunshine Ave.                 since 1997          United States Senator     (biopharmaceuticals)   Board Effectiveness
Cody, WY 82414                                         for Wyoming
Age 71
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Alison Taunton-Rigby               Board member        President, Forester                              Investment Review,
901 S. Marquette Ave.              since 2002          Biotech since 2000.                              Contracts
Minneapolis, MN 55402                                  Former President and
Age 59                                                 CEO, Aquila
                                                       Biopharmaceuticals, Inc.
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.


 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.


--------------------------------------------------------------------------------
46   --   AXP GLOBAL SERIES, INC.

Board Members Affiliated with AEFC***

Name,                              Position held       Principal occupation      Other directorships    Committee memberships
address,                           with Fund and       during past five years
age                                length of service
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Barbara H. Fraser                  Board member        Executive Vice
1546 AXP Financial Center          since 2002          President - AEFA
Minneapolis, MN 55474                                  Products and Corporate
Age 53                                                 Marketing of AEFC since
                                                       2002. President -
                                                       Travelers Check Group,
                                                       American Express Company,
                                                       2001-2002. Management
                                                       Consultant, Reuters,
                                                       2000-2001. Managing
                                                       Director - International
                                                       Investments, Citibank
                                                       Global, 1999-2000.
                                                       Chairman and CEO,
                                                       Citicorp Investment
                                                       Services and Citigroup
                                                       Insurance Group, U.S.,
                                                       1998-1999
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Stephen W. Roszell                 Board member        Senior Vice President -
50238 AXP Financial Center         since 2002, Vice    Institutional Group of
Minneapolis, MN 55474              President since     AEFC
Age 54                             2002
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
William F. Truscott                Board member        Senior Vice President -
53600 AXP Financial Center         since 2001, Vice    Chief Investment
Minneapolis, MN 55474              President since     Officer of AEFC since
Age 42                             2002                2001. Former Chief
                                                       Investment Officer and
                                                       Managing Director,
                                                       Zurich Scudder
                                                       Investments
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                              Position held       Principal occupation      Other directorships    Committee memberships
address,                           with Fund and       during past five years
age                                length of service
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Jeffrey P. Fox                     Treasurer since     Vice President -
50005 AXP Financial Center         2002                Investment Accounting,
Minneapolis, MN 55474                                  AEFC, since 2002; Vice
Age 48                                                 President - Finance,
                                                       American Express
                                                       Company, 2000-2002;
                                                       Vice President -
                                                       Corporate Controller,
                                                       AEFC, 1996-2000
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Paula R. Meyer                     President since     Senior Vice President
596 AXP Financial Center           2002                and General Manager -
Minneapolis, MN 55474                                  Mutual Funds, AEFC,
Age 49                                                 since 2002; Vice
                                                       President and Managing
                                                       Director - American
                                                       Express Funds, AEFC,
                                                       2000-2002; Vice
                                                       President, AEFC,
                                                       1998-2000
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------
Leslie L. Ogg                      Vice President,     President of Board
901 S. Marquette Ave.              General Counsel,    Services Corporation
Minneapolis, MN 55402              and Secretary
Age 65                             since 1978
---------------------------------- ------------------- ------------------------- ---------------------- ----------------------

Responsibilities of board with respect to Fund's management

The board initially approves an Investment Management Services Agreement and other contracts with American Express Financial Corporation (AEFC), one of AEFC's subsidiaries, and other service providers. Once the contracts are approved, the board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the board evaluates the services received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and AEFC's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

--------------------------------------------------------------------------------
47   --   AXP GLOBAL SERIES, INC.

Several committees facilitate its work


Executive Committee -- Acts for the board between meetings of the board. The committee held one meeting during the last fiscal year.

Joint Audit Committee -- Meets with the independent public accountant, internal auditors and corporate officers to review financial statements, reports, and compliance matters. Reports significant issues to the board and makes recommendations to the independent directors regarding the selection of the independent public accountant. The committee held four meetings during the last fiscal year.

Investment Review Committee -- Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the board. The committee held four meetings during the last fiscal year.

Board Effectiveness Committee -- Recommends to the board the size, structure and composition for the board; the compensation to be paid to members of the board; and a process for evaluating the board's performance. The committee also reviews candidates for board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vita and be mailed to the Chairman of the Board, American Express Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee held three meetings during the last fiscal year.

Contracts Committee -- Receives and analyzes reports covering the level and quality of services provided under contracts with the Fund and advises the board regarding actions taken on these contracts during the annual review process. The committee held four meetings during the last fiscal year.


BOARD MEMBERS' HOLDINGS

The following table shows the Fund Board Members' ownership of American Express Funds.

Dollar range of equity securities beneficially owned on Dec. 31, 2002
Based on net asset values as of Dec. 31, 2002
                                                                                                             Aggregate
                                                                                                          dollar range of
                                                                                                     equity securities of all
                                        Dollar range of equity securities in                             American Express
                         Emerging        Global        Global         Global         Global               Funds overseen
                          Markets       Balanced        Bond          Equity       Technology             by Board Member
                           Range          Range         Range          Range          Range                    Range
Arne H. Carlson            none           none          none           none           none                 over $100,000
Philip J. Carroll, Jr.     none           none          none           none           none                     none
Livio D. DeSimone          none           none          none           none           none                 over $100,000
Heinz F. Hutter            none           none          none           none           none                 over $100,000
Anne P. Jones              none           none          none           none           none                 over $100,000
Stephen R. Lewis, Jr.      none           none          none           none           none                  $1-$10,000
Alan G. Quasha             none           none          none           none           none                     none
Alan K. Simpson            none           none          none           none           none               $50,001-$100,000
Alison Taunton-Rigby       none           none          none           none           none                     none

--------------------------------------------------------------------------------
48   --   AXP GLOBAL SERIES, INC.

COMPENSATION FOR BOARD MEMBERS


During the most recent fiscal year, the independent members of Emerging Markets Fund and Emerging Markets Portfolio boards, for attending up to 27 meetings, received the following compensation:

Compensation Table for Emerging Markets
                                                                                                  Total cash compensation from
                                                                                                   American Express Funds and
                                              Aggregate                       Aggregate           Preferred Master Trust Group
Board member*                        compensation from the Fund    compensation from the Portfolio    paid to Board Member
Philip J. Carroll, Jr.                        $  250                           $  292                       $ 44,183
Livio D. DeSimone                              1,006**                          1,106                        120,392
Heinz F. Hutter                                  906                            1,006                        133,775
Anne P. Jones                                    956                            1,056                        138,225
Stephen R. Lewis, Jr.                          1,056***                         1,156                        131,015
Alan G. Quasha                                   900                            1,000                        133,225
Alan K. Simpson                                  750                              850                        119,875
Alison Taunton-Rigby                             950                            1,050                        137,575

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

** Includes the deferred compensation in the amount of $150 from the Fund and $167 from the Portfolio.

*** Includes the deferred compensation in the amount of $120 from the Fund and $130 from the Portfolio.

During the most recent fiscal year, the  independent  members of Global Balanced
Fund  board,   for   attending  up  to  27  meetings,   received  the  following
compensation:

Compensation Table for Global Balanced
                                                           Total cash compensation from
                                                            American Express Funds and
                                       Aggregate           Preferred Master Trust Group
Board member*                 compensation from the Fund       paid to Board Member
Philip J. Carroll, Jr.                  $  292                       $ 44,183
Livio D. DeSimone                        1,106**                      120,392
Heinz F. Hutter                          1,006                        133,775
Anne P. Jones                            1,056                        138,225
Stephen R. Lewis, Jr.                    1,156***                     131,015
Alan G. Quasha                           1,000                        133,225
Alan K. Simpson                            850                        119,875
Alison Taunton-Rigby                     1,050                        137,575

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

**   Includes the deferred compensation in the amount of $167 from the Fund.

***  Includes the deferred compensation in the amount of $130 from the Fund.


--------------------------------------------------------------------------------
49   --   AXP GLOBAL SERIES, INC.

During the most recent fiscal year, the independent members of Global Bond Fund and World Income Portfolio boards, for attending up to 27 meetings, received the following compensation:

Compensation Table for Global Bond
                                                                                                  Total cash compensation from
                                                                                                   American Express Funds and
                                             Aggregate                        Aggregate           Preferred Master Trust Group
Board member*                       compensation from the Fund     compensation from the Portfolio    paid to Board Member
Philip J. Carroll, Jr.                       $  292                            $  333                       $ 44,183
Livio D. DeSimone                             1,106**                           1,265                        120,392
Heinz F. Hutter                               1,006                             1,165                        133,775
Anne P. Jones                                 1,056                             1,215                        138,225
Stephen R. Lewis, Jr.                         1,156***                          1,315                        131,015
Alan G. Quasha                                1,000                             1,158                        133,225
Alan K. Simpson                                 850                             1,008                        119,875
Alison Taunton-Rigby                          1,050                             1,208                        137,575

* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

** Includes the deferred compensation in the amount of $167 from the Fund and $200 from the Portfolio.

*** Includes the deferred compensation in the amount of $130 from the Fund and $150 from the Portfolio.

During the most recent fiscal year, the independent members of Global Equity Fund and World Growth Portfolio boards, for attending up to 27 meetings, received the following compensation:

Compensation Table for Global Equity
                                                                                                  Total cash compensation from
                                                                                                   American Express Funds and
                                           Aggregate                          Aggregate           Preferred Master Trust Group
Board member*                     compensation from the Fund       compensation from the Portfolio    paid to Board Member
Philip J. Carroll, Jr.                     $  292                              $  375                       $ 44,183
Livio D. DeSimone                           1,106**                             1,273                        120,392
Heinz F. Hutter                             1,006                               1,173                        133,775
Anne P. Jones                               1,056                               1,223                        138,225
Stephen R. Lewis, Jr.                       1,156***                            1,323                        131,015
Alan G. Quasha                              1,000                               1,167                        133,225
Alan K. Simpson                               850                               1,017                        119,875
Alison Taunton-Rigby                        1,050                               1,217                        137,575


* Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

** Includes the deferred compensation in the amount of $167 from the Fund and $183 from the Portfolio.

*** Includes the deferred compensation in the amount of $130 from the Fund and $140 from the Portfolio.


--------------------------------------------------------------------------------
50   --   AXP GLOBAL SERIES, INC.

During the most recent fiscal year, the independent members of Global Technology Fund and World Technologies Portfolio boards, for attending up to 27 meetings, received the following compensation:

Compensation Table for Global Technology
                                                                                             Total cash compensation from
                                                                                              American Express Funds and
                                       Aggregate                         Aggregate           Preferred Master Trust Group
Board member*                 compensation from the Fund      compensation from the Portfolio    paid to Board Member
Philip J. Carroll, Jr.                 $  250                             $  292                       $ 44,183
Livio D. DeSimone                       1,006**                            1,106                        120,392
Heinz F. Hutter                           906                              1,006                        133,775
Anne P. Jones                             956                              1,056                        138,225
Stephen R. Lewis, Jr.                   1,056***                           1,156                        131,015
Alan G. Quasha                            900                              1,000                        133,225
Alan K. Simpson                           750                                850                        119,875
Alison Taunton-Rigby                      950                              1,050                        137,575


  * Arne H. Carlson, Chair of the Board, is compensated by Board Services Corporation.

 ** Includes the deferred compensation in the amount of $150 from the Fund and $167 from the Portfolio.

*** Includes the deferred compensation in the amount of $120 from the Fund and $130 from the Portfolio.


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Principal Holders of Securities

As of 30 days prior to the date of this SAI, the following persons or entities were principal holders of the Fund shares:

For the Emerging Markets Fund -- Class C shares Raymond Snapp, Bedford, IN, held 10.66%.
Clients of American Enterprise Investment Services, Inc., a brokerage firm, held 12.19%.

For the Global Balanced Fund
Class A shares-- Clients of Charles Schwab & Co., Inc., a brokerage firm, held 5.88%.
Class C shares--  Sherman D.  DePonte and Carol A.  DePonte,  Makawao,  HI, held
8.97%.

For the Global Bond Fund -- Class A shares
Clients of Charles Schwab & Co., Inc., a brokerage firm, held 16.82%.

For the Global Technology Fund -- Class A shares
Clients of Charles Schwab & Co., Inc., a brokerage firm, held 10.70%.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

--------------------------------------------------------------------------------
51   --   AXP GLOBAL SERIES, INC.

Appendix

DESCRIPTION OF RATINGS

Standard & Poor's Long-Term Debt Ratings

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

o    Nature of and provisions of the obligation.

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although
it  is  somewhat  more   susceptible  to  the  adverse  effects  of  changes  in
circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative Grade

Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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52   --   AXP GLOBAL SERIES, INC.

Moody's Long-Term Debt Ratings

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements -- their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch's Long-Term Debt Ratings

Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

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53   --   AXP GLOBAL SERIES, INC.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Speculative Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity  for  timely   payment  on  issues  with  this   designation   is
     satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of
     changes   in   circumstances   than   obligations   carrying   the  higher
     designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Standard & Poor's Muni Bond and Note Ratings

An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2  Satisfactory   capacity  to  pay  principal   and   interest,   with  some
      vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

--------------------------------------------------------------------------------
54   --   AXP GLOBAL SERIES, INC.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

Moody's Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's Short-Term Muni Bonds and Notes

Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Fitch's Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

--------------------------------------------------------------------------------
55   --   AXP GLOBAL SERIES, INC.

                                                             S-6334-20 W (12/03)

Investments in Securities

Emerging Markets Portfolio
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (94.1%)(c)
Issuer                                                Shares            Value(a)

Brazil (6.4%)

Beverages & tobacco (0.6%)
Companhia de Bebidas das Americas ADR                 65,829          $1,395,575

Energy (1.0%)
Petroleo Brasileiro ADR                              102,335           2,404,873

Metals (0.8%)
Companhia Vale do Rio Doce ADR                        44,600           2,040,450

Paper & packaging (1.4%)
Aracruz Celulose ADR                                 125,993           3,540,403

Utilities -- telephone (2.6%)
Brasil Telecom Participacoes                         172,496           6,299,553

Chile (2.1%)

Banks and savings & loans (0.8%)
Banco Santander Chile ADR                             81,759           1,942,594

Metals (1.3%)
Antofagasta                                          175,381           3,118,980

China (6.3%)

Automotive & related (1.9%)
Denway Motors                                      5,744,000           4,733,842

Computer software & services (1.1%)
Legend Group                                       5,802,000           2,801,744

Metals (0.9%)
Yanzhou Coal Mining Cl H                           2,852,000           2,093,359

Multi-industry (0.8%)
Zhejiang Expressway                                2,996,000           1,880,771

Utilities -- telephone (1.6%)
China Mobile                                       1,383,500           3,928,323

Hong Kong (3.3%)

Banks and savings & loans (1.3%)
BOC Hong Kong Holdings                             1,840,500           3,187,700

Financial services (0.9%)
Cheung Kong Holdings                                 279,000           2,326,287

Real estate (1.1%)
Sun Hung Kai Properties                              326,000           2,760,150

Hungary (2.1%)

Banks and savings & loans
OTP Bank                                             419,000(b)        5,133,152

India (7.1%)

Automotive & related (0.8%)
Tata Motors                                          231,687           1,914,536

Banks and savings & loans (1.9%)
Housing Development Finance                          404,452(b)        4,639,775

Beverages & tobacco (1.3%)
ITC                                                  166,009(b)        3,182,084

Computer software & services (1.9%)
Infosys Technologies                                  46,540           4,869,088

Health care products (1.2%)
Cipla                                                101,125           2,897,860

Indonesia (1.0%)

Beverages & tobacco
Hanjiya Mandala Sampoerna                          4,860,500           2,488,457

Israel (2.3%)

Banks and savings & loans (0.8%)
Bank Hapoalim                                        924,813(b)        1,949,250

Computer software & services (0.7%)
Check Point Software Technologies                     97,402(b)        1,654,860

Health care products (0.8%)
Teva Pharmaceutical Inds ADR                          37,510           2,133,944

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Malaysia (4.5%)

Banks and savings & loans (1.8%)
Malayan Banking                                    1,641,900          $4,407,205

Cellular telecommunications (1.7%)
Maxis Communications                               2,101,000           4,174,355

Leisure time & entertainment (1.0%)
Resorts World                                        884,000           2,558,947

Mexico (8.2%)

Beverages & tobacco (1.4%)
Grupo Modelo Series C                              1,370,539           3,457,629

Cellular telecommunications (3.1%)
America Movil ADR Series L                           319,524           7,604,671

Financial services (1.0%)
Grupo Financiero BBVA Bancomer Cl B                3,000,000(b)        2,535,479

Multi-industry (1.1%)
Grupo Aeroportuario del Sureste ADR                  150,900           2,607,551

Retail -- general (0.8%)
Wal-Mart de Mexico                                   747,254           2,081,747

Utilities -- telephone (0.8%)
Telefonos de Mexico ADR Cl L                          58,950           1,895,243

Peru (0.3%)

Precious metals
Compania de Minas Buenaventura ADR                    13,600             647,632

Russia (2.9%)

Energy (1.2%)
Lukoil Holding ADR                                    35,656           2,898,832

Metals (1.0%)
JSC MMC Norilsk Nickel ADR                            48,600           2,510,190

Utilities -- natural gas (0.7%)
Gazprom ADR                                           75,486           1,811,664

Singapore (1.0%)

Banks and savings & loans
United Overseas Bank                                 310,000           2,421,666

South Africa (7.6%)

Banks and savings & loans (3.0%)
FirstRand                                          2,152,700           2,544,526
Standard Bank Group                                1,005,277           4,871,110
Total                                              7,415,636

Insurance (1.3%)
Old Mutual                                         1,798,000           3,119,764

Multi-industry (1.0%)
Imperial Holdings                                    290,500           2,548,985

Paper & packaging (2.3%)
Sappi                                                450,738           5,703,029

South Korea (15.7%)

Banks and savings & loans (2.0%)
Kookmin Bank                                         137,150           5,006,236

Beverages & tobacco (1.1%)
KT&G                                                 139,050           2,678,783

Chemicals (1.8%)
LG Chem                                              110,300           4,426,912

Electronics (9.0%)
LG Electronics                                        71,680           3,712,703
Samsung Electronics                                   45,670          18,136,799
Total                                                                 21,849,502

Retail -- general (0.5%)
Shinsegae                                              6,310           1,266,265

Telecom equipment & services (1.3%)
SK Telecom                                            18,620           3,288,196

Taiwan (15.1%)

Automotive & related (0.8%)
China Motor                                        1,054,300           2,001,541

Banks and savings & loans (4.5%)
Chinatrust Financial Holding                       6,264,840           6,509,165
Taishin Financial Holdings                         6,288,000           4,460,362
Total                                                                 10,969,527

Chemicals (1.7%)
Formosa Chemicals & Fibre                          2,640,335           4,196,559

Computer hardware (3.3%)
Compal Electronics                                 2,349,400           3,561,269
Hon Hai Precision Inds                             1,044,600           4,673,412
Total                                                                  8,234,681

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Taiwan (cont.)

Electronics (3.7%)
Taiwan Semiconductor Mfg                           3,220,000          $6,349,963
United Microelectronics                            2,911,000           2,664,668
Total                                                                  9,014,631

Industrial transportation (1.1%)
Evergreen Marine                                   3,120,180           2,736,758

Thailand (4.0%)

Banks and savings & loans (1.8%)
Bangkok Bank                                       1,896,400(b)        4,444,502

Building materials & construction (1.1%)
Siam Cement                                          520,100           2,633,418

Home building (1.1%)
Land & Houses Public                               8,865,200           2,688,781

Turkey (3.4%)

Banks and savings & loans (1.1%)
Akbank T.A.S.                                    551,591,000           2,585,002

Beverages & tobacco (0.2%)
Anadolu Efes Biracilik ve Malt Sanayil            38,120,780             467,834

Food (1.1%)
Migros Turk T.A.S.                               191,671,032           2,636,608

Multi-industry (1.0%)
Koc Holding                                      187,022,000           2,572,656

United Kingdom (0.8%)

Metals
Lonmin                                               114,911           1,995,805

Total common stocks
(Cost: $186,815,272)                                                $231,412,032

Preferred stocks (4.1%)(c)
Issuer                                                Shares            Value(a)

Brazil (2.7%)
Banco Itau Holding Financeira                     80,550,000          $6,599,007

South Korea (1.4%)
Samsung Electronics                                   17,840           3,542,374

Total preferred stocks
(Cost: $8,220,420)                                                   $10,141,381

Short-term security (1.9%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
General Electric Capital
         11-03-03              1.04%              $4,600,000          $4,599,601

Total short-term security
(Cost: $4,599,735)                                                    $4,599,601

Total investments in securities
(Cost: $199,635,427)(d)                                             $246,153,014

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $202,710,751 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $44,062,097
     Unrealized depreciation                                           (619,834)
                                                                       --------
     Net unrealized appreciation                                    $43,442,263
                                                                    -----------

--------------------------------------------------------------------------------
12 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Emerging Markets Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $199,635,427)                                 $246,153,014
Cash in bank on demand deposit                                          73,989
Foreign currency holdings (identified cost $590,056) (Note 1)          592,277
Dividends and accrued interest receivable                              139,309
Receivable for investment securities sold                            6,035,654
                                                                     ---------
Total assets                                                       252,994,243
                                                                   -----------

Liabilities
Payable for investment securities purchased                          7,086,092
Accrued investment management services fee                               7,447
Other accrued expenses                                                  85,112
Total liabilities                                                    7,178,651
                                                                     ---------
Net assets                                                        $245,815,592
                                                                  ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statement of operations
Emerging Markets Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 5,270,409
Interest                                                                                                    259,318
Fee income from securities lending (Note 3)                                                                   6,708
   Less foreign taxes withheld                                                                             (546,431)
                                                                                                           --------
Total income                                                                                              4,990,004
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        2,181,279
Compensation of board members                                                                                 7,891
Custodian fees                                                                                              273,054
Audit fees                                                                                                   21,000
Other                                                                                                        16,240
                                                                                                             ------
Total expenses                                                                                            2,499,464
                                                                                                          ---------
Investment income (loss) -- net                                                                           2,490,540
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        18,020,396
   Foreign currency transactions                                                                           (714,689)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  17,305,707
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    50,708,763
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    68,014,470
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $70,505,010
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
Emerging Markets Portfolio

Year ended Oct. 31,                                                                   2003                  2002
Operations
Investment income (loss) -- net                                                  $  2,490,540         $   1,481,912
Net realized gain (loss) on investments                                            17,305,707            17,153,389
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              50,708,763             4,057,136
                                                                                   ----------             ---------
Net increase (decrease) in net assets resulting from operations                    70,505,010            22,692,437
                                                                                   ----------            ----------
Proceeds from contributions                                                        40,823,634            85,703,273
Fair value of withdrawals                                                         (63,961,807)         (126,027,132)
                                                                                  -----------          ------------
Net contributions (withdrawals) from partners                                     (23,138,173)          (40,323,859)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            47,366,837           (17,631,422)
Net assets at beginning of year                                                   198,448,755           216,080,177
                                                                                  -----------           -----------
Net assets at end of year                                                        $245,815,592         $ 198,448,755
                                                                                 ============         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

Emerging Markets Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Emerging Markets Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of emerging markets companies. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
17 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003 foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
18 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 1.10% to 1.00% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Emerging Markets Fund to the Lipper Emerging Markets Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $100,852 for the year ended Oct. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
19 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $341,989,946 and $350,700,616, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $6,708 for the year ended Oct. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Ratio of expenses to average daily net assets(a)                  1.20%        1.23%        1.20%        1.17%        1.30%
Ratio of net investment income (loss)
  to average daily net assets                                     1.20%         .63%         .79%         .28%         .87%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(b)                                                  37.59%        9.39%      (22.59%)      (2.86%)      46.00%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
20 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Emerging Markets Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
21 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Emerging Markets Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                      $ 245,722,267
Capital shares receivable                                                                                    56,286
                                                                                                             ------
Total assets                                                                                            245,778,553
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                        1,548
Accrued distribution fee                                                                                      3,057
Accrued service fee                                                                                              51
Accrued transfer agency fee                                                                                   1,912
Accrued administrative services fee                                                                             676
Other accrued expenses                                                                                       59,753
                                                                                                             ------
Total liabilities                                                                                            66,997
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                    $ 245,711,556
                                                                                                      =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                              $     456,609
Additional paid-in capital                                                                              319,802,328
Undistributed net investment income                                                                        (284,054)
Accumulated net realized gain (loss) (Note 5)                                                          (120,756,753)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    46,493,426
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                              $ 245,711,556
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 155,436,111
                                                            Class B                                   $  72,025,997
                                                            Class C                                   $     611,606
                                                            Class Y                                   $  17,637,842
Net asset value per share of outstanding capital stock:     Class A shares         28,459,800         $        5.46
                                                            Class B shares         13,890,622         $        5.19
                                                            Class C shares            117,586         $        5.20
                                                            Class Y shares          3,192,899         $        5.52
                                                                                    ---------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Emerging Markets Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 5,268,503
Interest                                                                                                    259,224
Fee income from securities lending                                                                            6,705
   Less foreign taxes withheld                                                                             (546,234)
                                                                                                           --------
Total income                                                                                              4,988,198
                                                                                                          ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         2,498,565
Distribution fee
   Class A                                                                                                  334,914
   Class B                                                                                                  639,893
   Class C                                                                                                    5,003
Transfer agency fee                                                                                         715,361
Incremental transfer agency fee
   Class A                                                                                                   54,133
   Class B                                                                                                   42,717
   Class C                                                                                                      387
Service fee -- Class Y                                                                                        8,783
Administrative services fees and expenses                                                                   208,342
Compensation of board members                                                                                 7,125
Printing and postage                                                                                        101,788
Registration fees                                                                                            40,117
Audit fees                                                                                                    7,000
Other                                                                                                         6,183
                                                                                                              -----
Total expenses                                                                                            4,670,311
   Earnings credits on cash balances (Note 2)                                                                (2,986)
                                                                                                             ------
Total net expenses                                                                                        4,667,325
                                                                                                          ---------
Investment income (loss) -- net                                                                             320,873
                                                                                                            -------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                 18,014,007
   Foreign currency transactions                                                                           (714,418)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  17,299,589
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    50,690,349
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    67,989,938
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $68,310,811
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Emerging Markets Fund

Year ended Oct. 31,                                                                    2003                  2002
Operations
Investment income (loss) -- net                                                  $    320,873         $  (1,038,828)
Net realized gain (loss) on investments                                            17,299,589            17,148,831
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              50,690,349             4,056,336
                                                                                   ----------             ---------
Net increase (decrease) in net assets resulting from operations                    68,310,811            20,166,339
                                                                                   ----------            ----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         46,522,730            92,903,611
   Class B shares                                                                   4,677,343             7,961,556
   Class C shares                                                                   1,881,668               691,958
   Class Y shares                                                                  17,134,059            23,258,477
Payments for redemptions
   Class A shares                                                                 (66,453,449)         (116,934,256)
   Class B shares (Note 2)                                                        (17,438,584)          (22,209,119)
   Class C shares (Note 2)                                                         (1,963,556)             (405,813)
   Class Y shares                                                                  (5,243,858)          (23,090,767)
                                                                                   ----------           -----------
Increase (decrease) in net assets from capital share transactions                 (20,883,647)          (37,824,353)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                            47,427,164           (17,658,014)
Net assets at beginning of year                                                   198,284,392           215,942,406
                                                                                  -----------           -----------
Net assets at end of year                                                        $245,711,556         $ 198,284,392
                                                                                 ============         =============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Emerging Markets Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Emerging Markets Portfolio

The Fund invests all of its assets in Emerging Markets Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of emerging markets companies.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.96%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
25 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $604,927 and accumulated net realized loss has been decreased by $604,927.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 30,                              2003                  2002

Class A
Distributions paid from:
     Ordinary income                              $--                   $--
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $   2,322,760
Accumulated long-term gain (loss)                             $(120,289,410)
Unrealized appreciation (depreciation)                        $  43,419,269

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
26 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.10% to 0.05% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
27 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $177,783 for Class A, $65,171 for Class B and $108 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $2,986 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                              Year ended Oct. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       10,502,183         1,107,124          439,743         4,214,232
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (15,064,186)       (4,225,912)        (453,986)       (1,112,507)
                                          -----------        ----------         --------        ----------
Net increase (decrease)                    (4,562,003)       (3,118,788)         (14,243)        3,101,725
                                           ----------        ----------          -------         ---------

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       21,294,247         1,862,489          166,570         5,055,225
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (26,885,521)       (5,372,341)         (97,581)       (4,986,689)
                                          -----------        ----------          -------        ----------
Net increase (decrease)                    (5,591,274)       (3,509,852)          68,989            68,536
                                           ----------        ----------           ------            ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $120,289,410 as of Oct. 31, 2003, that will expire in 2006 through 2009 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.00        $3.69       $ 4.81        $4.99        $3.44
Income from investment operations:
Net investment income (loss)                                        .02         (.01)          --         (.02)         .02
Net gains (losses) (both realized and unrealized)                  1.44          .32        (1.12)        (.16)        1.54
Total from investment operations                                   1.46          .31        (1.12)        (.18)        1.56
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.01)
Net asset value, end of period                                    $5.46        $4.00       $ 3.69        $4.81        $4.99

Ratios/supplemental data
Net assets, end of period (in millions)                            $155         $132         $143         $234         $251
Ratio of expenses to average daily net assets(c)                  2.02%        2.05%        2.02%        1.83%        2.03%
Ratio of net investment income (loss)
  to average daily net assets                                      .39%        (.19%)       (.02%)       (.38%)        .14%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  36.50%        8.40%      (23.28%)      (3.60%)      45.13%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.83        $3.56       $ 4.67        $4.88        $3.39
Income from investment operations:
Net investment income (loss)                                       (.02)        (.04)        (.04)        (.07)        (.05)
Net gains (losses) (both realized and unrealized)                  1.38          .31        (1.07)        (.14)        1.54
Total from investment operations                                   1.36          .27        (1.11)        (.21)        1.49
Net asset value, end of period                                    $5.19        $3.83       $ 3.56        $4.67        $4.88

Ratios/supplemental data
Net assets, end of period (in millions)                             $72          $65          $73         $120         $130
Ratio of expenses to average daily net assets(c)                  2.80%        2.83%        2.79%        2.60%        2.81%
Ratio of net investment income (loss)
  to average daily net assets                                     (.39%)       (.95%)       (.80%)      (1.14%)       (.63%)
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  35.51%        7.58%      (23.77%)      (4.30%)      43.87%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $3.84        $3.56       $ 4.68        $5.64
Income from investment operations:
Net investment income (loss)                                       (.02)        (.03)        (.04)        (.01)
Net gains (losses) (both realized and unrealized)                  1.38          .31        (1.08)        (.95)
Total from investment operations                                   1.36          .28        (1.12)        (.96)
Net asset value, end of period                                    $5.20        $3.84       $ 3.56        $4.68

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1          $--          $--
Ratio of expenses to average daily net assets(c)                  2.80%        2.85%        2.79%        2.60%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     (.41%)      (1.13%)       (.63%)      (2.06%)(d)
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%
Total return(e)                                                  35.42%        7.87%      (23.93%)     (17.02%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
31 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.04        $3.72       $ 4.83        $4.99        $3.45
Income from investment operations:
Net investment income (loss)                                        .03           --          .01         (.01)         .02
Net gains (losses) (both realized and unrealized)                  1.45          .32        (1.12)        (.15)        1.53
Total from investment operations                                   1.48          .32        (1.11)        (.16)        1.55
Less distributions:
Dividends from net investment income                                 --           --           --           --         (.01)
Net asset value, end of period                                    $5.52        $4.04       $ 3.72        $4.83        $4.99

Ratios/supplemental data
Net assets, end of period (in millions)                             $18          $--          $--          $--          $--
Ratio of expenses to average daily net assets(c)                  1.87%        1.59%        1.84%        1.66%        1.88%
Ratio of net investment income (loss)
  to average daily net assets                                      .54%         .19%         .21%        (.29%)       1.18%
Portfolio turnover rate (excluding short-term securities)          174%         226%         193%         143%         143%
Total return(e)                                                  36.63%        8.60%      (22.98%)      (3.21%)      45.29%

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
32 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Emerging Markets Fund (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Emerging Markets Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
33 -- AXP EMERGING MARKETS FUND -- 2003 ANNUAL REPORT

Investments in Securities

AXP Global Balanced Fund
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Common stocks (63.7%)(c)
Issuer                                                Shares            Value(a)

Australia (0.6%)

Metals
BHP Billiton                                          66,120            $549,849

Barbados (0.3%)

Energy equipment & services
Nabors Inds                                            8,344(b)          315,403

Bermuda (0.9%)

Insurance (0.5%)
RenaissanceRe Holdings                                 9,900             445,302

Multi-industry conglomerates (0.4%)
Accenture Cl A                                        18,221(b)          426,371

Brazil (0.8%)

Metals (0.3%)
Companhia Vale do Rio Doce ADR                         7,514             303,566

Paper & packaging (0.5%)
Aracruz Celulose ADR                                  16,255             456,766

Canada (0.5%)

Energy
EnCana                                                13,919             478,065

China (1.7%)

Multi-industry (0.7%)
Swire Pacific Cl A                                   100,000             610,376

Real estate investment trust (0.5%)
Henderson Land Development                           112,000             470,170

Retail -- general (0.5%)
Esprit Holdings                                      154,500             485,442

Finland (0.5%)

Machinery
Kone Cl B                                              8,570             447,820

France (1.6%)

Computer software & services (0.3%)
Atos Origin                                            4,781(b)          319,024

Energy (0.8%)
Total                                                  4,278             664,913

Telecom equipment & services (0.5%)
Alcatel                                               37,939             500,581

Germany (1.7%)

Automotive & related (0.8%)
Porsche                                                1,567             769,678

Computer software & services (0.6%)
T-Online Intl                                         39,579(b)          512,098

Textiles & apparel (0.3%)
Puma AG Rudolf Dassler Sport                           2,026             295,534

Hong Kong (0.5%)

Real estate (0.5%)
Sun Hung Kai Properties                               58,000             491,070

Ireland (0.5%)

Banks and savings & loans
Anglo Irish Bank                                      39,838             478,400

Italy (1.4%)

Banks and savings & loans (0.4%)
UniCredito Italiano                                   76,708             378,094

Energy (0.5%)
Eni                                                   28,801             457,353

Retail -- general (0.5%)
Bulgari                                               53,738             486,020

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Japan (5.1%)

Automotive & related (0.5%)
Toyota Motor                                          15,000            $427,071

Cellular telecommunications (0.4%)
NTT DoCoMo                                               187             404,839

Chemicals (0.5%)
Shin-Etsu Chemical                                    11,800             439,005

Electronics (0.5%)
Seiko Epson                                           13,800             497,094

Financial services (0.5%)
Nomura Holdings                                       26,000             446,518

Health care products (0.4%)
Chugai Pharmaceutical                                 23,700             337,601

Industrial transportation (0.5%)
East Japan Railway                                       100             452,995

Media (0.4%)
Tokyo Broadcasting System                             26,000             416,482

Multi-industry (1.4%)
Canon                                                 16,000             774,276
Mitsubishi                                            47,000             487,806
Total                                                                  1,262,082

Mexico (1.1%)

Beverages & tobacco (0.3%)
Coca-Cola Femsa ADR                                   14,287(b)          288,597

Cellular telecommunications (0.5%)
America Movil ADR Series L                            18,792             447,249

Financial services (0.3%)
Grupo Financiero BBVA Bancomer Cl B                  383,632(b)          324,230

Netherlands (0.8%)

Food (0.4%)
Koninklijke Numico                                    15,718(b)          354,663

Utilities -- telephone (0.4%)
Koninklijke (Royal)                                   46,859(b)          356,257

South Korea (1.5%)

Electronics
LG Electronics                                        10,790             558,874
Samsung Electronics                                    2,190             869,708
Total                                                                  1,428,582

Sweden (1.1%)

Building materials & construction (0.5%)
SKF AB Cl B                                           13,585             480,648

Insurance (0.6%)
Skandia Forsakrings                                  136,769             501,432

Switzerland (3.8%)

Banks and savings & loans (1.4%)
Credit Suisse Group                                   17,853             629,036
UBS                                                   11,803             724,788
Total                                                                  1,353,824

Health care products (1.2%)
Actelion                                               3,330(b)          316,703
Nobel Biocare Holding                                  3,247             288,141
Synthes-Stratec                                          508             466,401
Total                                                                  1,071,245

Insurance (0.7%)
Swiss Life Holding                                     4,011(b)          680,340

Multi-industry (0.5%)
Adecco                                                 7,411             437,051

Taiwan (0.6%)

Electronics
Taiwan Semiconductor Mfg                             305,440             602,339

United Kingdom (6.8%)

Banks and savings & loans (1.2%)
Barclays                                              35,668             300,818
Standard Chartered                                    47,297             756,456
Total                                                                  1,057,274

Cellular telecommunications (0.3%)
Vodafone Group                                       132,980             279,255

Energy (0.5%)
BP                                                    64,735             449,295

Financial services (1.2%)
HSBC Holdings                                         69,458           1,043,121

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (cont.)

Health care products (1.0%)
AstraZeneca                                           13,282            $623,876
GlaxoSmithKline                                       15,118             323,759
Total                                                                    947,635

Media (0.5%)
United Business Media                                 53,101             418,109

Metals (0.5%)
Rio Tinto                                             20,273             491,608

Retail -- grocery (1.0%)
Tesco                                                103,030             413,052
William Morrison Supermarkets                        126,430             480,581
Total                                                                    893,633

Telecom equipment & services (0.6%)
mm02                                                 543,992(b)          590,802

United States (31.9%)

Aerospace & defense (1.9%)
Boeing                                                23,090             888,734
United Technologies                                   10,644             901,440
Total                                                                  1,790,174

Banks and savings & loans (3.2%)
Bank of America                                        5,584             422,876
North Fork Bancorporation                             16,370             638,103
U.S. Bancorp                                          24,115             656,410
Wachovia                                              15,048             690,251
Wells Fargo                                            8,948             503,951
Total                                                                  2,911,591

Beverages & tobacco (0.7%)
PepsiCo                                               12,851             614,535

Broker dealers (0.7%)
Morgan Stanley                                        11,694             641,650

Cable (0.9%)
Comcast Cl A                                          23,848(b)          808,924

Chemicals (0.3%)
Ecolab                                                11,397             306,465

Computer hardware (2.4%)
Cisco Systems                                         26,450(b)          554,921
Dell                                                  33,778(b)        1,220,062
EMC                                                   32,797(b)          453,910
Total                                                                  2,228,893

Computer software & services (3.1%)
BEA Systems                                           29,986(b)          416,805
First Data                                            15,707             560,740
Intl Business Machines                                 3,171             283,741
Microsoft                                             40,396           1,056,356
Siebel Systems                                        38,691(b)          487,120
Total                                                                  2,804,762

Electronics (1.6%)
Intel                                                 33,043           1,092,072
Lam Research                                          13,806(b)          396,784
Total                                                                  1,488,856

Energy (1.0%)
EOG Resources                                          7,382             311,077
Exxon Mobil                                           15,909             581,951
Total                                                                    893,028

Finance companies (1.4%)
Citigroup                                             27,375           1,297,575

Financial services (0.3%)
SLM                                                    7,852             307,484

Food (0.5%)
Wrigley (Wm) Jr                                        8,255             465,582

Health care products (3.8%)
Amgen                                                  9,757(b)          602,592
Gilead Sciences                                        6,965(b)          380,150
Johnson & Johnson                                     17,095             860,391
Lilly (Eli)                                            4,024             268,079
Pfizer                                                 9,461             298,968
St. Jude Medical                                       8,752(b)          509,016
Zimmer Holdings                                        8,725(b)          556,742
Total                                                                  3,475,938

Health care services (0.5%)
WellPoint Health Networks                              4,808(b)          427,431

Household products (1.9%)
Colgate-Palmolive                                     10,728             570,622
Procter & Gamble                                      12,475           1,226,168
Total                                                                  1,796,790

Insurance (0.5%)
American Intl Group                                    8,056             490,046

Leisure time & entertainment (0.8%)
Carnival                                              22,587             788,512

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United States (cont.)

Media (0.6%)
Fox Entertainment Group Cl A                          20,706(b)         $573,557

Metals (0.5%)
Phelps Dodge                                           8,219(b)          507,441

Multi-industry (1.9%)
3M                                                    11,047             871,277
General Electric                                      15,073             437,268
Weight Watchers Intl                                  11,361(b)          419,221
Total                                                                  1,727,766

Precious metals (0.5%)
Freeport McMoRan Cooper & Gold Cl B                   12,641             489,839

Retail -- general (1.4%)
Staples                                               26,747(b)          717,355
Wal-Mart Stores                                       10,455             616,322
Total                                                                  1,333,677

Telecom equipment & services (0.6%)
Motorola                                              43,355             586,593

Utilities -- electric (0.4%)
Cinergy                                                9,221             334,815

Utilities -- telephone (0.5%)
SBC Communications                                    18,753             449,698

Total common stocks
(Cost: $55,403,921)                                                  $59,064,393

Preferred stock (0.7%)(c)
Issuer                                                Shares            Value(a)

Germany
ProSiebenSat.1 Media                                  43,809            $674,796

Total preferred stock
(Cost: $640,174)                                                        $674,796

Bonds (32.2%)(c)
Issuer                         Coupon               Principal           Value(a)
                                rate                  amount

Australia (0.6%)
New South Wales Treasury
     (Australian Dollar)
         04-01-04               7.00%                600,000            $428,962
         03-01-08               8.00                 200,000             154,273
Total                                                                    583,235

Austria (3.6%)
Oesterreich Kontrollbank
     (Japanese Yen)
         03-22-10               1.80             347,000,000           3,328,216

Canada (1.8%)
Govt of Canada
     (Canadian Dollar)
         02-01-06               7.00                 720,000             600,265
         06-01-08               6.00                 800,000             655,951

Province of British Columbia
     (Canadian Dollar)
         12-01-06               5.25                 500,000             396,415
Total                                                                  1,652,631

Denmark (1.2%)
Kingdom of Denmark
     (Danish Krone)
         11-15-04               4.00                 615,000              97,669
         08-15-05               5.00               6,000,000             973,576
Total                                                                  1,071,245

France (4.3%)
Govt of France
     (European Monetary Unit)
         10-25-09               4.00               1,500,000           1,757,747
         04-25-10               5.50               1,800,000           2,276,797
Total                                                                  4,034,544

Germany (7.1%)
Allgemeine Hypo Bank
     (European Monetary Unit)
         09-02-09               5.00                 850,000           1,039,674
Bundesrepublik Deutschland
     (European Monetary Unit)
         01-05-06               6.00                 150,000             185,696
         01-04-08               5.25               1,285,000           1,594,941
         07-04-08               4.75                 725,000             887,908
         07-04-10               5.25                 250,000             311,999
         06-20-16               6.00                 434,598             575,380
         07-04-27               6.50               1,475,000           2,078,004
Total                                                                  6,673,602

Italy (5.1%)
Buoni Poliennali Del Tes
     (European Monetary Unit)
         11-01-09               4.25               3,200,000           3,792,774
         11-01-29               5.25                 800,000             952,655
Total                                                                  4,745,429

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Issuer                        Coupon               Principal            Value(a)
                                rate                  amount

Norway (1.2%)
Govt of Norway
     (Norwegian Krone)
         11-30-04               5.75%              2,350,000            $341,730
         05-15-09               5.50               5,000,000             740,162
Total                                                                  1,081,892

Supra-National (0.6%)
Intl Bank Reconstruction & Development
     (Japanese Yen)
         02-18-08               2.00              55,000,000             531,196

United Kingdom (1.4%)
Greater Beijing First Expressways
     (U.S. Dollar) Sr Nts
         06-15-07               9.50                 170,000(b,d)          3,400
United Kingdom Treasury
     (British Pound)
         12-07-05               8.50                 700,000           1,279,694
Total                                                                  1,283,094

United States (5.3%)
Citicorp
     (Deutsche Mark)
         09-19-09               6.25               1,000,000             650,900
ConocoPhillips
     (U.S. Dollar)
         03-15-28               7.13                 200,000             209,403
Federal Natl Mtge Assn
     (U.S. Dollar)
         05-15-11               6.00               1,520,000           1,675,689
Intl Paper
     (European Monetary Unit)
         08-11-06               5.38                 560,000             675,317
U.S. Treasury
     (U.S. Dollar)
         02-15-06               5.63                 500,000             540,762
         08-15-13               4.25                 937,000             933,336
         02-15-26               6.00                 169,000             185,649
Total                                                                  4,871,056

Total bonds
(Cost: $24,963,866)                                                  $29,856,140

Total investments in securities
(Cost: $81,007,961)(e)                                               $89,595,329

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2003, is as follows:

     Security                                        Acquisition            Cost
                                                        dates
     Greater Beijing First Expressways
         (U.S. Dollar) 9.50% Sr Nts 2007              06-12-97           $57,064

(e) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $81,141,664 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                         $9,193,628
     Unrealized depreciation                                           (739,963)
                                                                       --------
     Net unrealized appreciation                                     $8,453,665
                                                                     ----------

--------------------------------------------------------------------------------
15 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Balanced Fund

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $81,007,961)                                                                       $ 89,595,329
Cash in bank on demand deposit                                                                              627,987
Foreign currency holdings (identified cost $1,923,950) (Note 1)                                           1,921,294
Capital shares receivable                                                                                     2,356
Dividends and accrued interest receivable                                                                   606,620
Receivable for investment securities sold                                                                    94,082
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                                18,784
                                                                                                             ------
Total assets                                                                                             92,866,452
                                                                                                         ----------
Liabilities
Accrued investment management services fee                                                                    2,012
Accrued distribution fee                                                                                      1,281
Accrued service fee                                                                                              18
Accrued transfer agency fee                                                                                     732
Accrued administrative services fee                                                                             153
Other accrued expenses                                                                                       85,075
                                                                                                             ------
Total liabilities                                                                                            89,271
                                                                                                             ------
Net assets applicable to outstanding capital stock                                                     $ 92,777,181
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    197,128
Additional paid-in capital                                                                              131,340,507
Excess of distributions over net investment income                                                          (43,245)
Accumulated net realized gain (loss) (Note 7)                                                           (47,335,816)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies (Note 5)                            8,618,607
                                                                                                          ---------
Total -- representing net assets applicable to outstanding capital stock                               $ 92,777,181
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $ 52,801,832
                                                            Class B                                    $ 32,772,150
                                                            Class C                                    $    644,336
                                                            Class Y                                    $  6,558,863
Net asset value per share of outstanding capital stock:     Class A shares         11,154,470          $       4.73
                                                            Class B shares          7,041,576          $       4.65
                                                            Class C shares            138,932          $       4.64
                                                            Class Y shares          1,377,777          $       4.76
                                                                                    ---------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Global Balanced Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                               $ 1,098,991
Interest                                                                                                  1,395,698
Fee income from securities lending (Note 3)                                                                     379
   Less foreign taxes withheld                                                                              (86,876)
                                                                                                            -------
Total income                                                                                              2,408,192
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                          702,933
Distribution fee
   Class A                                                                                                  130,201
   Class B                                                                                                  337,140
   Class C                                                                                                    7,203
Transfer agency fee                                                                                         260,952
Incremental transfer agency fee
   Class A                                                                                                   15,448
   Class B                                                                                                   15,873
   Class C                                                                                                      300
Service fee -- Class Y                                                                                        4,903
Administrative services fees and expenses                                                                    56,559
Compensation of board members                                                                                 7,891
Custodian fees                                                                                               40,425
Printing and postage                                                                                         68,988
Registration fees                                                                                            46,570
Audit fees                                                                                                   19,500
Other                                                                                                         5,854
                                                                                                              -----
Total expenses                                                                                            1,720,740
   Earnings credits on cash balances (Note 2)                                                                   (98)
                                                                                                                ---
Total net expenses                                                                                        1,720,642
                                                                                                          ---------
Investment income (loss) -- net                                                                             687,550
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                        (1,825,063)
   Foreign currency transactions                                                                           (487,073)
                                                                                                           --------
Net realized gain (loss) on investments                                                                  (2,312,136)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    15,670,500
                                                                                                         ----------
Net gain (loss) on investments and foreign currencies                                                    13,358,364
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $14,045,914
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Balanced Fund

Year ended Oct. 31,                                                                   2003                  2002
Operations and distributions
Investment income (loss) -- net                                                  $    687,550          $  1,285,246
Net realized gain (loss) on investments                                            (2,312,136)          (10,651,422)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              15,670,500            (2,044,378)
                                                                                   ----------            ----------
Net increase (decrease) in net assets resulting from operations                    14,045,914           (11,410,554)
                                                                                   ----------           -----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                         (444,097)             (398,116)
     Class B                                                                               --               (62,042)
     Class C                                                                               (2)               (1,400)
     Class Y                                                                          (55,350)              (16,493)
                                                                                      -------               -------
Total distributions                                                                  (499,449)             (478,051)
                                                                                     --------              --------

Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                          8,267,331            23,355,046
   Class B shares                                                                   3,172,163             5,643,206
   Class C shares                                                                     163,435               437,256
   Class Y shares                                                                   3,877,067             3,051,849
Reinvestment of distributions at net asset value
   Class A shares                                                                     426,497               380,548
   Class B shares                                                                          --                60,167
   Class C shares                                                                           2                 1,391
   Class Y shares                                                                      55,338                16,486
Payments for redemptions
   Class A shares                                                                 (17,397,690)          (42,926,054)
   Class B shares (Note 2)                                                        (10,981,624)          (18,768,163)
   Class C shares (Note 2)                                                           (338,285)             (187,066)
   Class Y shares                                                                  (1,696,600)           (1,568,467)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                 (14,452,366)          (30,503,801)
                                                                                  -----------           -----------
Total increase (decrease) in net assets                                              (905,901)          (42,392,406)
Net assets at beginning of year                                                    93,683,082           136,075,488
                                                                                   ----------           -----------
Net assets at end of year                                                        $ 92,777,181          $ 93,683,082
                                                                                 ============          ============
Undistributed (excess of distributions over) net investment income               $    (43,245)         $    128,128
                                                                                 ------------          ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
18 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Balanced Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified open-end management investment company. The Fund invests primarily in equity and debt securities of issuers throughout the world. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
19 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
20 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003 foreign currency consisted of multiple denominations.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and/or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid Securities

As of Oct. 31, 2003, investments in securities included issues that are illiquid which the Fund currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2003 was $3,400 representing .004% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
21 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $359,474 and accumulated net realized loss has been decreased by $388,654 resulting in a net reclassification adjustment to decrease paid-in capital by $29,180.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                             2003                  2002

Class A
Distributions paid from:
     Ordinary income                         $444,097              $398,116
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --                62,042
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                                2                 1,400
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                           55,350                16,493
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                  $         --
Accumulated long-term gain (loss)                              $(47,202,112)
Unrealized appreciation (depreciation)                         $  8,441,658

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
22 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.79% to 0.665% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Global Flexible Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.08% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $19,267 for the year ended Oct. 31, 2003.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly owned subsidiary of AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
23 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $96,955 for Class A, $25,918 for Class B and $44 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's custodian and transfer agency fees were reduced by $98 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $79,565,605 and $94,336,428, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $379 for the year ended Oct. 31, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
24 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                        1,893,751           744,690           38,196           880,736
Issued for reinvested distributions            94,345                --               --            12,132
Redeemed                                   (4,039,134)       (2,576,965)         (77,229)         (382,383)
                                           ----------        ----------          -------          --------
Net increase (decrease)                    (2,051,038)       (1,832,275)         (39,033)          510,485
                                           ----------        ----------          -------           -------

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                        5,328,588         1,283,731          101,110           689,459
Issued for reinvested distributions            82,548            13,194              306             3,561
Redeemed                                   (9,813,471)       (4,337,810)         (45,171)         (356,436)
                                           ----------        ----------          -------          --------
Net increase (decrease)                    (4,402,335)       (3,040,885)          56,245           336,584
                                           ----------        ----------           ------           -------

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Fund has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                    Currency to           Currency to            Unrealized        Unrealized
                                be delivered           be received          appreciation      depreciation
Nov. 6, 2003                       2,200,000             2,574,000               $16,645               $--
                      European Monetary Unit           U.S. Dollar
Nov. 6, 2003                       1,340,000             1,559,800                 2,139                --
                      European Monetary Unit           U.S. Dollar
                                                                                 -------               ---
Total                                                                            $18,784               $--
                                                                                 -------               ---

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

--------------------------------------------------------------------------------
25 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $47,202,112 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.08        $4.53       $ 6.27        $6.61        $5.79
Income from investment operations:
Net investment income (loss)                                        .05          .07          .07          .08          .09
Net gains (losses) (both realized and unrealized)                   .64         (.50)       (1.27)         .12          .82
Total from investment operations                                    .69         (.43)       (1.20)         .20          .91
Less distributions:
Dividends from net investment income                               (.04)        (.02)        (.03)        (.03)        (.07)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                (.04)        (.02)        (.54)        (.54)        (.09)
Net asset value, end of period                                    $4.73        $4.08       $ 4.53        $6.27        $6.61

Ratios/supplemental data
Net assets, end of period (in millions)                             $53          $54          $80         $110         $100
Ratio of expenses to average daily net assets(c)                  1.60%        1.48%        1.45%        1.31%        1.40%
Ratio of net investment income (loss)
  to average daily net assets                                     1.03%        1.38%        1.18%        1.26%        1.43%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  16.91%       (9.48%)     (20.63%)       2.62%       15.53%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
26 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.01        $4.47       $ 6.21        $6.58        $5.77
Income from investment operations:
Net investment income (loss)                                         --          .04          .01          .04          .03
Net gains (losses) (both realized and unrealized)                   .64         (.49)       (1.24)         .12          .83
Total from investment operations                                    .64         (.45)       (1.23)         .16          .86
Less distributions:
Dividends from net investment income                                 --         (.01)          --         (.02)        (.03)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                  --         (.01)        (.51)        (.53)        (.05)
Net asset value, end of period                                    $4.65        $4.01       $ 4.47        $6.21        $6.58

Ratios/supplemental data
Net assets, end of period (in millions)                             $33          $36          $53          $77          $68
Ratio of expenses to average daily net assets(c)                  2.37%        2.25%        2.21%        2.07%        2.16%
Ratio of net investment income (loss)
  to average daily net assets                                      .27%         .61%         .42%         .51%         .66%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  15.96%      (10.19%)     (21.21%)       1.95%       14.89%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001        2000(b)
Net asset value, beginning of period                              $3.99        $4.46       $ 6.21        $6.58
Income from investment operations:
Net investment income (loss)                                         --          .03          .02          .01
Net gains (losses) (both realized and unrealized)                   .65         (.49)       (1.24)        (.38)
Total from investment operations                                    .65         (.46)       (1.22)        (.37)
Less distributions:
Dividends from net investment income                                 --         (.01)        (.02)          --
Distributions from realized gains                                    --           --         (.51)          --
Total distributions                                                  --         (.01)        (.53)          --
Net asset value, end of period                                    $4.64        $3.99       $ 4.46        $6.21

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1           $1          $--
Ratio of expenses to average daily net assets(c)                  2.36%        2.24%        2.21%        2.07%(d)
Ratio of net investment income (loss)
  to average daily net assets                                      .26%         .60%         .41%         .47%(d)
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%
Total return(e)                                                  16.29%      (10.34%)     (21.17%)      (5.62%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $4.10        $4.56       $ 6.30        $6.62        $5.79
Income from investment operations:
Net investment income (loss)                                        .07          .07          .08          .10          .09
Net gains (losses) (both realized and unrealized)                   .64         (.50)       (1.28)         .13          .84
Total from investment operations                                    .71         (.43)       (1.20)         .23          .93
Less distributions:
Dividends from net investment income                               (.05)        (.03)        (.03)        (.04)        (.08)
Distributions from realized gains                                    --           --         (.51)        (.51)        (.02)
Total distributions                                                (.05)        (.03)        (.54)        (.55)        (.10)
Net asset value, end of period                                    $4.76        $4.10       $ 4.56        $6.30        $6.62

Ratios/supplemental data
Net assets, end of period (in millions)                              $7           $4           $2           $1          $--
Ratio of expenses to average daily net assets(c)                  1.43%        1.30%        1.31%        1.20%        1.15%
Ratio of net investment income (loss)
  to average daily net assets                                     1.21%        1.52%        1.35%        1.51%        1.65%
Portfolio turnover rate (excluding short-term securities)           90%          99%         173%         110%          99%
Total return(e)                                                  17.32%       (9.55%)     (20.40%)       2.99%       15.76%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
29 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Global Balanced Fund (a series of the AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003 and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Balanced Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
30 -- AXP GLOBAL BALANCED FUND -- 2003 ANNUAL REPORT

Investments in Securities

World Income Portfolio
Oct. 31, 2003

(Percentages represent value of investments compared to net assets)

Bonds (93.9%)(c)
Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Australia (1.3%)

Burns Philp Capital Property
  (U.S. Dollar) Sr Sub Nts
   02-15-11         10.75%                   $100,000(d)       $105,500
New South Wales Treasury
  (Australian Dollar)
   03-01-08          8.00                   8,000,000         6,170,928
Telstra
  (U.S. Dollar)
     04-01-12        6.38                     500,000           550,249
Total                                                         6,826,677

Austria (1.4%)
Republic of Austria
   (European Monetary Unit)
   10-20-07          5.50                   5,900,000         7,378,191

Brazil (0.6%)
Federal Republic of Brazil
   (U.S. Dollar)
     10-22-10        9.25                   2,000,000         1,995,000
     04-15-14        8.00                   1,317,609         1,228,670
Total                                                         3,223,670

Canada (3.2%)
Canadian Pacific Railway
   (Canadian Dollar)
     06-15-10        4.90                     380,000           284,470
CanWest Media
   (U.S. Dollar) Series B
     04-15-13        7.63                     250,000           273,125
Cascades
   (U.S. Dollar) Sr Nts
     02-15-13        7.25                      40,000(d)         41,400
     02-15-13        7.25                     160,000           167,200
Conoco Funding
   (U.S. Dollar)
     10-15-11        6.35                     600,000           668,083
Corus Entertainment
   (U.S. Dollar) Sr Sub Nts
     03-01-12        8.75                     150,000           165,188
Norampac
   (U.S. Dollar) Sr Nts
     06-01-13        6.75                     250,000(d)        260,000
Province of British Columbia
   (Canadian Dollar)
     08-23-10        6.38                   6,400,000         5,307,963
Province of Ontario
   (Canadian Dollar)
     03-08-06        5.90                   3,300,000         2,643,480
   (Japanese Yen)
     01-25-10        1.88                 340,000,000         3,258,047
Province of Quebec
   (Japanese Yen) (MBIA Insured)
     05-09-13        1.60                 150,000,000(m)      1,385,819
   (U.S. Dollar)
     12-01-05        6.50                   3,200,000         2,583,501
Rogers Cable
   (U.S. Dollar)
     06-15-13        6.25                     250,000           250,000
Sun Media
   (U.S. Dollar)
     02-15-13        7.63                     200,000           214,000
Videotron Ltee
   (U.S. Dollar) Sr Nts
     01-15-14        6.88                     125,000(d)        128,125
Total                                                        17,630,401

Colombia (0.2%)
Republic of Colombia
   (U.S. Dollar)
     01-23-12       10.00                   1,230,000         1,291,500

Croatia (0.2%)
Croatia
   (European Monetary Unit)
     03-14-11        6.75                     660,000           842,441

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Denmark (1.0%)
Kingdom of Denmark
   (Danish Krone)
     03-15-06        8.00%                 16,000,000        $2,779,937
Realkredit Danmark
   (Danish Krone)
     01-01-05        4.00                  18,000,000         2,858,528
Total                                                         5,638,465

Dominican Republic (0.1%)
Dominican Republic
   (U.S. Dollar)
     01-23-13        9.04                     610,000(d)        469,700

Finland (2.1%)
Republic of Finland
   (European Monetary Unit)
     07-04-06        2.75                  10,095,000        11,671,328

France (6.9%)
Cie Financement Foncier
   (European Monetary Unit)
     06-24-05        5.00                   1,900,000         2,289,807
Crown Euro Holdings
   (U.S. Dollar)
     03-01-13       10.88                      40,000            45,600
Dexia Municipal Agency
   (European Monetary Unit)
     04-26-07        5.38                   4,700,000         5,817,725
France Telecom
   (U.S. Dollar)
     03-01-06        8.70                     700,000           783,941
Govt of France
   (European Monetary Unit)
     04-25-05        6.05                   8,710,000        10,827,884
     01-12-07        3.75                   9,600,000        11,360,312
     10-25-11        5.00                   4,600,000         5,651,126
Michelin Finance Luxembourg
   (European Monetary Unit)
     04-16-09        6.13                     500,000           628,283
Vivendi Universal
   (U.S. Dollar) Sr Nts
     07-15-08        6.25                     275,000(d)        288,200
Total                                                        37,692,878

Germany (11.5%)
Allgemeine Hypo Bank
   (European Monetary Unit)
     09-02-09        5.00%                  1,860,000         2,275,050
Bayerische Landesbank
   (Japanese Yen) Sr Nts
     04-22-13        1.40                 150,000,000         1,359,594
Bundesrepublik Deutschland
   (European Monetary Unit)
     07-04-27        6.50                  11,770,000        16,581,769
DaimlerChrysler North American Holding
   (European Monetary Unit)
     01-16-07        5.63                     670,000           812,437
Depfa Pfandbriefbank
   (European Monetary Unit)
     01-15-10        5.50                   2,200,000         2,764,261
Deutsche Bank
   (European Monetary Unit)
     07-28-09        4.25                     500,000           586,530
Deutsche Telekom Intl Finance
   (European Monetary Unit)
     05-29-07        7.50                     500,000           649,210
   (U.S. Dollar)
     07-22-13        5.25                   1,200,000         1,191,024
Eurohypo
   (European Monetary Unit)
     07-05-10        5.75                   2,200,000         2,799,872
Federal Republic of Germany
   (European Monetary Unit)
     07-04-08        4.13                   2,850,000         3,391,375
     07-04-09        4.50                   9,200,000        11,078,950
     01-04-10        5.38                  10,760,000        13,522,802
Hypothekenbk In Essen
   (European Monetary Unit)
     07-06-09        4.25                   2,400,000         2,832,074
Westfaelische Hypobank
   (European Monetary Unit)
     04-24-06        4.75                   2,300,000         2,778,960
Total                                                        62,623,908

Greece (3.3%)
Hellenic Republic
   (European Monetary Unit)
     06-21-06        2.75                   7,600,000         8,769,948
     05-18-11        5.35                   7,200,000         8,983,497
Total                                                        17,753,445

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Hungary (1.8%)
Govt of Hungary
   (Hungarian Forint)
     04-12-05        7.75%              1,510,000,000        $6,563,636
     02-12-11        7.50                 700,000,000         3,050,188
Total                                                         9,613,824

Ireland (--%)
JSG Funding
   (U.S. Dollar) Sr Nts
     10-01-12        9.63                     125,000           138,750

Italy (4.4%)
Buoni Poliennali Del Tes
   (European Monetary Unit)
     01-01-04         .01                   6,800,000         7,982,517
     11-01-26        7.25                   6,686,283        10,172,106
Republic of Italy
   (Japanese Yen)
     03-27-08        3.80                 500,000,000         5,173,734
Telecom Italia
   (European Monetary Unit)
     02-01-07        5.63                     500,000           612,561
Total                                                        23,940,918

Japan (4.0%)
Development Bank of Japan
   (Japanese Yen)
     06-20-12        1.40                 650,000,000         5,934,505
Govt of Japan
   (Japanese Yen)
     12-21-09        1.70                 970,000,000         9,252,892
     06-20-12        1.40                 700,000,000         6,411,996
Total                                                        21,599,393

Malaysia (0.3%)
Petronas Capital
   (U.S. Dollar)
     05-22-12        7.00                   1,500,000(d)      1,670,130

Mexico (0.6%)
United Mexican States
   (U.S. Dollar)
     03-03-15        6.63                   3,150,000         3,236,625

Netherlands (1.8%)
Bank of Nederlandse Gemeenten
   (British Pound)
     08-06-07        7.38%                  1,100,000         2,002,255
Govt of Netherlands
   (European Monetary Unit)
     07-15-12        5.00                   4,400,000         5,401,185
Intl Nederland Bank
   (European Monetary Unit) Sr Nts
     01-29-09        4.25                     600,000           706,967
RWE Finance
   (European Monetary Unit)
     10-26-07        5.50                     500,000           616,705
Vodafone Finance
   (European Monetary Unit)
     05-27-09        4.75                     740,000           881,365
Total                                                         9,608,477

New Zealand (1.1%)
Govt of New Zealand
   (New Zealand Dollar)
     11-15-06        8.00                   8,800,000         5,723,440

Norway (1.9%)
A/S Eksportfinans
   (Japanese Yen)
     06-21-10        1.80                 340,000,000         3,227,073
Govt of Norway
   (Norwegian Krone)
     11-30-04        5.75                  49,800,000         7,241,772
Total                                                        10,468,845

Peru (0.3%)
Republic of Peru
   (U.S. Dollar)
     02-21-12        9.13                     870,000           972,225
     02-06-15        9.88                     430,000           502,025
Total                                                         1,474,250

Poland (0.5%)
Republic of Poland
   (Polish Zloty)
     02-12-06        8.50                   9,700,000         2,497,808

Romania (0.1%)
Govt of Romania
   (European Monetary Unit)
     05-08-12        8.50                     430,000           577,606

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

Russia (0.1%)
Federation of Russia
   (U.S. Dollar)
     03-31-30        5.00%                   $570,000(d,i)     $531,525

South Korea (0.1%)
Korea Development Bank
   (Japanese Yen)
     06-25-08         .98                  70,000,000           619,621

Spain (4.4%)
Govt of Spain
   (European Monetary Unit)
     10-31-07        4.25                   9,400,000        11,264,198
     01-31-10        4.00                   8,200,000         9,582,794
La Caixa De Barcelona
   (European Monetary Unit)
     03-04-10        3.50                   2,500,000         2,815,820
Total                                                        23,662,812

Supra-National (2.8%)
European Investment Bank
   (British Pound)
     12-07-11        5.50                   3,000,000         5,154,991
Inter-American Development Bank
   (Japanese Yen)
     07-08-09        1.90               1,035,000,000        10,006,168
Total                                                        15,161,159

Sweden (0.4%)
Govt of Sweden
   (Swedish Krona)
   04-20-06          3.50                  19,000,000         2,421,749

Ukraine (0.1%)
Govt of Ukraine
   (U.S. Dollar)
   06-11-13          7.65                     540,000(d)        535,275

United Kingdom (3.1%)
British Telecom
   (U.S. Dollar)
     12-15-10        8.38                     700,000           845,362
Greater Beijing First Expressways
   (U.S. Dollar) Sr Nts
     06-15-04        9.25                   3,500,000(b,o)       70,000
     06-15-07        9.50                   8,750,000(b,o)      175,000
HSBC Holdings
   (U.S. Dollar) Sub Nts
     12-12-12        5.25                     500,000           507,544
United Kingdom Treasury
   (British Pound)
     12-07-07        7.25%                  3,900,000         7,186,595
     11-25-10        6.25                   2,900,000         5,285,912
     03-07-12        5.00                   1,600,000         2,708,059
Total                                                        16,778,472

United States (34.3%)
Airgas
   (U.S. Dollar)
     10-01-11        9.13                     195,000           217,913
Allied Waste North America
   (U.S. Dollar) Series B
     04-01-08        8.88                     200,000           221,000
ANR Pipeline
   (U.S. Dollar) Sr Nts
     03-15-10        8.88                     160,000           174,400
Apogent Technologies
   (U.S. Dollar) Sr Sub Nts
     05-15-13        6.50                     175,000(d)        181,125
ASIF Global Financing
   (U.S. Dollar)
     01-17-13        4.90                   1,600,000(d)      1,583,712
AT&T
   (U.S. Dollar)
     03-15-09        6.00                      10,000            10,650
   (U.S. Dollar) Sr Nts
     11-15-11        7.80                     230,000(i)        260,653
AT&T Broadband
   (U.S. Dollar)
     03-15-13        8.38                     106,000           128,132
AT&T Wireless Services
   (U.S. Dollar) Sr Nts
     03-01-11        7.88                     500,000           571,341
Ball
   (U.S. Dollar)
     12-15-12        6.88                     335,000           345,887
Bank of America
   (U.S. Dollar) Sr Nts
     02-01-07        5.25                   1,000,000         1,068,180
   (U.S. Dollar) Sub Nts
     08-15-13        4.75                     800,000           780,797
Bear Stearns Commercial Mtge Securities
   (U.S. Dollar) Series 2003-T10 Cl A1
     03-13-40        4.00                     682,607           681,529
Boise Cascade
   (U.S. Dollar) Sr Nts
     11-01-10        6.50                      30,000            30,520

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
CBD Media/Finance
   (U.S. Dollar) Sr Sub Nts
     06-01-11        8.63%                   $120,000(d)       $128,699
Centerpoint Energy
   (U.S. Dollar)
     02-15-11        7.75                     130,000           145,772
Chiquita Brands Intl
   (U.S. Dollar) Sr Nts
     03-15-09       10.56                     225,000           245,813
Choctaw Resort Development Enterprises
   (U.S. Dollar) Sr Nts
     04-01-09        9.25                     150,000           162,000
Cincinnati Bell
   (U.S. Dollar)
     07-15-13        7.25                     125,000(d)        126,726
     01-15-14        8.38                      50,000(d,h)       51,425
Citibank Credit Card Issuance Trust
   (U.S. Dollar) Series 2003-A5 Cl A5
     04-07-08        2.50                     500,000           499,780
   (U.S. Dollar) Series 2003-A6 Cl A6
     05-17-10        2.90                     500,000           490,500
Citicorp
   (Deutsche Mark)
     09-19-09        6.25                  10,800,000         7,029,712
Coast Hotels & Casino
   (U.S. Dollar)
     04-01-09        9.50                     150,000           159,750
Comcast
   (U.S. Dollar)
     03-15-11        5.50                   1,100,000         1,134,915
Compass Minerals Group
   (U.S. Dollar)
     08-15-11       10.00                     200,000           223,000
Consumers Energy
   (U.S. Dollar) 1st Mtge
     04-15-08        4.25                     550,000(d)        552,304
Cott Beverages
   (U.S. Dollar)
     12-15-11        8.00                     150,000           162,000
CSC Holdings
   (U.S. Dollar) Sr Nts
     12-15-07        7.88                     150,000           153,375
D.R. Horton
   (U.S. Dollar) Sr Nts
     05-01-13        6.88                     150,000           157,875
DaimlerChrysler NA Holding
   (U.S. Dollar)
     06-04-08        4.05                     800,000           777,320
Del Monte
   (U.S. Dollar) Series B
     05-15-11        9.25                     200,000           221,000
Dex Media West/Finance
   (U.S. Dollar) Sr Nts
     08-15-10        8.50                      55,000(d)         59,813
   (U.S. Dollar) Sr Sub Nts
     08-15-13        9.88                      50,000(d)         56,875
DirectTV Holdings/Finance
   (U.S. Dollar) Sr Nts
     03-15-13        8.38                     150,000           168,375
Domino's
   (U.S. Dollar) Sr Sub Nts
     07-01-11        8.25                      75,000(d)         79,313
DRS Technologies
   (U.S. Dollar) Sr Sub Nts
     11-01-13        6.88                     155,000(d)        155,775
EchoStar
   (U.S. Dollar) Sr Nts
     10-01-08        5.75                     125,000(d)        124,531
El Paso Production Holding
   (U.S. Dollar)
     06-01-13        7.75                     150,000(d)        144,000
Emmis Communications
   (U.S. Dollar) Series B
     03-15-09        8.13                     250,000           261,562
Federal Home Loan Mtge Corp
   (European Monetary Unit)
     01-15-06        5.25                   1,800,000         2,191,383
   (U.S. Dollar)
     07-01-17        6.00                   1,053,416         1,094,894
     09-01-17        6.50                     834,176           875,273
     05-01-18        5.50                   1,485,112         1,529,970
     10-01-18        5.00                   1,095,941         1,113,668
     04-01-33        6.00                   2,834,140         2,924,257
     08-01-33        6.50                     664,956           691,633
     11-01-33        5.00                   1,350,000(h)      1,328,913
Federal Natl Mtge Assn
   (U.S. Dollar)
     01-01-09        5.74                   1,220,225         1,305,632
     01-01-13        4.92                     524,967           528,953
     02-01-13        4.87                   1,364,719         1,382,272
     03-01-17        5.50                   1,563,125         1,610,036
     03-01-17        6.00                     554,867           577,115
     04-01-17        6.50                   1,505,967         1,595,832
     08-01-18        4.50                   2,464,694         2,464,020
     11-01-18        5.00                   4,900,000(h)      4,976,563
     11-01-18        6.00                   1,250,000(h)      1,300,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Federal Natl Mtge Assn (cont.)
   (U.S. Dollar) (cont.)
     11-15-18        5.00%                 $2,500,000        $2,570,019
     11-16-18        5.50                   2,500,000(h)      2,573,438
     07-01-23        5.00                   1,427,335         1,429,235
     05-01-32        7.00                   1,794,692         1,889,573
     05-01-32        7.50                   1,264,251         1,347,155
     06-01-32        7.00                   1,096,052         1,162,174
     07-01-32        6.50                   1,037,695         1,078,074
     08-01-32        6.50                   1,141,454         1,185,870
     11-01-32        7.50                   2,184,706         2,327,968
     03-01-33        5.50                   2,890,078         2,919,509
     03-01-33        6.00                   3,882,672         3,986,898
     04-01-33        6.00                   3,683,239         3,791,275
     05-01-33        6.00                     993,723         1,022,876
     06-01-33        5.50                   1,969,885         1,988,904
     07-01-33        5.50                     871,800           881,313
     07-01-33        7.00                   1,941,752         2,044,301
     11-01-33        5.50                   5,200,000(h)      5,247,121
     11-01-33        6.50                   7,600,000(h)      7,894,499
   Collateralized Mtge Obligation
   (U.S. Dollar)
     03-25-13        4.38                     620,000(f)        597,218
     10-25-42        7.50                     870,538(f)        953,239
Fisher Scientific Intl
   (U.S. Dollar) Sr Sub Nts
     09-01-13        8.00                     135,000(d,h)      145,125
Ford Motor
   (U.S. Dollar)
     10-01-28        6.63                     650,000           533,158
Gap
   (U.S. Dollar)
     09-15-07        6.90                      40,000            43,500
Gaylord Entertainment
   (U.S. Dollar) Sr Nts
     11-15-13        8.00                      20,000(d,h)       20,500
GE Financial Assurance
   (Japanese Yen)
     06-20-11        1.60                 130,000,000         1,140,795
General Electric
   (U.S. Dollar)
     02-01-13        5.00                   1,000,000         1,005,910
General Electric Capital
   (European Monetary Unit)
     06-20-07        5.13                     500,000           612,170
Georgia Pacific
   (U.S. Dollar) Sr Nts
     02-01-10        8.88                     185,000           211,363
GMAC
   (U.S. Dollar)
     09-15-06        6.13                   2,500,000         2,642,654
Goldman Sachs Group
   (U.S. Dollar)
     05-15-09        6.65                     500,000           562,948
     07-15-13        4.75                     600,000           579,660
Govt Natl Mtge Assn
   (U.S. Dollar)
     03-15-33        7.00                     379,649           402,426
     10-15-33        5.50                   2,000,000         2,027,522
   Collateralized Mtge Obligation
   Interest Only
   (U.S. Dollar)
     01-20-32        6.00                   5,700,000(f,j)      659,472
Grant Prideco Escrow
   (U.S. Dollar)
     12-15-09        9.00                     250,000           270,000
Graphic Packaging Intl
   (U.S. Dollar) Sr Nts
     08-15-11        8.50                      45,000(d)         49,613
Gulfterra Energy Partner
   (U.S. Dollar) Sr Nts
     06-01-10        6.25                      90,000(d)         90,675
Hilton Hotels
   (U.S. Dollar)
     12-01-12        7.63                     200,000           221,000
Host Marriott LP
   (U.S. Dollar) Sr Nts
     11-01-13        7.13                      75,000(d,h)       75,000
Household Finance
   (U.S. Dollar)
     10-15-11        6.38                   1,500,000         1,639,307
Intl Paper
   (European Monetary Unit)
     08-11-06        5.38                     700,000           844,145
IPALCO Enterprises
   (U.S. Dollar)
     11-14-08        8.38                     250,000           272,500
J.P. Morgan Chase
   (U.S. Dollar) Sub Nts
     02-01-11        6.75                     500,000           561,193

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Johnsondiversey Holdings
   (U.S. Dollar)
   (Zero coupon through 05-15-07,
   thereafter 10.67%)
     05-15-13       22.08%                    $80,000(d,n)      $59,600
Jorgensen Earle M.
   (U.S. Dollar)
     06-01-12        9.75                      50,000            54,250
Joy Global
   (U.S. Dollar) Series B
     03-15-12        8.75                      60,000            66,300
Key Energy Services
   (U.S. Dollar) Series C
     03-01-08        8.38                     130,000           140,075
   (U.S. Dollar) Sr Nts
     05-01-13        6.38                      70,000            70,350
Kinetic Concepts
   (U.S. Dollar) Sr Sub Nts
     05-15-13        7.38                     100,000(d)        102,500
Kraft Foods
   (U.S. Dollar)
     10-01-08        4.00                   1,100,000         1,098,581
L-3 Communications
   (U.S. Dollar)
     06-15-12        7.63                     250,000           271,250
LaBranche
   (U.S. Dollar) Sr Nts
     08-15-04        9.50                      50,000            50,688
Lamar Media
   (U.S. Dollar)
     01-01-13        7.25                      75,000            78,938
Lehman Brothers Holdings
   (U.S. Dollar)
     08-07-08        3.50                     500,000           493,540
MacDermid
   (U.S. Dollar)
     07-15-11        9.13                      35,000            39,025
MBNA Credit Card Master Note Trust
   (U.S. Dollar) Series 2003-A1 Cl A1
     07-15-10        3.30                     500,000           498,100
Merisant
   (U.S. Dollar)
     07-15-13        9.50                     115,000(d)        124,200
Meritage
   (U.S. Dollar)
     06-01-11        9.75                     145,000           160,950
Metris Master Trust
   (U.S. Dollar) Series 2001-3 Cl C
     07-21-08        2.82%                   $400,000(d,i)      340,000
MGM Mirage
   (U.S. Dollar)
     10-01-09        6.00                     125,000           125,625
Mohegan Tribal Gaming
   (U.S. Dollar) Sr Sub Nts
     07-15-09        6.38                      40,000(d)         40,800
Morgan Stanley, Dean Witter
   (European Monetary Unit)
     03-16-06        5.25                   2,400,000         2,912,576
Morris Publishing
   (U.S. Dollar) Sr Sub Nts
     08-01-13        7.00                      65,000(d)         66,300
Nalco
   (U.S. Dollar) Sr Nts
     11-15-11        7.75                      50,000(d,h)       52,000
NeighborCare
   (U.S. Dollar) Sr Sub Nts
     11-15-13        6.88                      25,000(d,h)       25,330
Newfield Exploration
   (U.S. Dollar) Sr Sub Nts
     08-15-12        8.38                     340,000           375,700
Nextel Communications
   (U.S. Dollar) Sr Nts
     10-31-13        6.88                     300,000           303,000
Nissan Auto Receivables Owner Trust
   (U.S. Dollar) Series 2003-A Cl A4
     07-15-08        2.61                     500,000           499,550
Norcraft Companies LP/Finance
   (U.S. Dollar) Sr Sub Nts
     11-01-11        9.00                      90,000(d)         94,500
Nortek
   (U.S. Dollar) Sr Sub Nts Series B
     06-15-11        9.88                      75,000            80,813
Northwest Pipeline
   (U.S. Dollar)
     03-01-10        8.13                      10,000            11,025
NVR
   (U.S. Dollar) Sr Nts
     06-15-10        5.00                     375,000           365,625
Offshore Logistics
   (U.S. Dollar)
     06-15-13        6.13                      30,000            28,800
Overseas Private Investment
   (U.S. Dollar) U.S. Govt Guaranty Series 1996A
     01-15-09        6.99                   4,166,666         4,592,540

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Owens-Brockway Glass
   (U.S. Dollar)
     05-15-11        7.75%                   $115,000          $121,325
Park Place Entertainment
   (U.S. Dollar) Sr Sub Nts
     05-15-11        8.13                      85,000            92,863
Peabody Energy
   (U.S. Dollar) Series B
     03-15-13        6.88                     175,000           184,187
Qwest
   (U.S. Dollar)
     11-01-04        7.20                     150,000           153,750
Raytheon
   (U.S. Dollar)
     04-01-13        5.38                     550,000           544,973
Ryland Group
   (U.S. Dollar) Sr Nts
     06-01-08        5.38                     310,000           319,300
SBC Communications
   (U.S. Dollar)
     08-15-12        5.88                     300,000           317,379
Schuler Homes
   (U.S. Dollar)
     07-15-09        9.38                      85,000            95,306
Scotts
   (U.S. Dollar) Sr Sub Nts
     11-15-13        6.63                      15,000(d)         15,225
Silgan Holdings
   (U.S. Dollar) Sr Sub Nts
     11-15-13        6.75                     125,000(d,h)      125,174
SLM
   (U.S. Dollar)
     03-17-08        3.63                     550,000           549,731
Smurfit-Stone Container
   (U.S. Dollar)
     10-01-12        8.25                      85,000            89,250
Southern Natural Gas
   (U.S. Dollar)
     03-15-10        8.88                     175,000           190,750
Sprint Capital
   (U.S. Dollar)
     03-15-12        8.38                     400,000           456,584
SPX
   (U.S. Dollar) Sr Nts
     06-15-11        6.25                     255,000           255,638
Stone Container
   (U.S. Dollar) Sr Nts
     07-01-12        8.38                     210,000           221,550
Susquehanna Media
   (U.S. Dollar) Sr Sub Nts
     04-15-13        7.38%                    $40,000            41,300
TD Funding
   (U.S. Dollar)
     07-15-11        8.38                     180,000(d)        192,150
Teco Energy
   (U.S. Dollar) Sr Nts
     06-15-10        7.50                      45,000            46,238
Time Warner
   (U.S. Dollar)
     05-01-12        6.88                   1,000,000         1,107,194
Toll
   (U.S. Dollar)
     02-01-09        8.13                      65,000            68,250
Tom Brown
   (U.S. Dollar)
     09-15-13        7.25                      20,000            20,900
Toyota Motor Credit
   (Japanese Yen)
     06-09-08         .75                 197,000,000         1,786,838
TRAINS 10-2002
   (U.S. Dollar)
     01-15-12        6.96                   2,964,000(d,e)    3,369,030
Transcontinental Gas Pipeline
   (U.S. Dollar) Series B
     08-15-11        7.00                     175,000           186,813
U.S. Treasury (U.S. Dollar)
     11-15-05        5.75                     315,000(g)        339,363
     08-15-07        3.25                   1,175,000         1,195,242
     08-15-13        4.25                  33,800,000        33,667,841
     02-15-26        6.00                   5,390,000         5,921,001
     02-15-31        5.38                   5,700,000         5,890,369
United Rentals
   (U.S. Dollar) Sr Sub Nts
     11-15-13        7.75                      30,000(d,h)       29,775
United States Steel
   (U.S. Dollar) Sr Nts
     05-15-10        9.75                      75,000            79,313
Verizon Pennsylvania
   (U.S. Dollar) Series A
     11-15-11        5.65                   1,060,000         1,101,626
Wachovia
   (U.S. Dollar)
     08-15-08        3.50                     400,000           397,744

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Issuer               Coupon                   Principal       Value(a)
                      rate                     amount

United States (cont.)
Washington Mutual
   (U.S. Dollar) Sr Nts
     01-15-07        5.63%                 $2,500,000(g)     $2,693,107
WCI Communities
   (U.S. Dollar) Sr Sub Nts
     10-01-13        7.88                      35,000(d)         36,225
Wells Fargo
   (U.S. Dollar) Sr Nts
     02-15-07        5.13                   1,000,000         1,066,211
Weyerhaeuser
   (U.S. Dollar)
     03-15-12        6.75                   1,100,000         1,190,788
William Carter
   (U.S. Dollar) Series B
     08-15-11       10.88                     100,000           113,250
Williams Companies
   (U.S. Dollar)
     03-15-12        8.13                      75,000            81,000
XTO Energy
   (U.S. Dollar) Sr Nts
     04-15-12        7.50                     260,000           291,200
     04-15-13        6.25                     160,000           164,000
Total                                                       186,752,042

Total bonds
(Cost: $488,546,016)                                       $510,055,325

Short-term securities (14.2%)(l)
Issuer             Annualized                  Amount         Value(a)
                  yield on date              payable at
                   of purchase                maturity

U.S. government agency (8.3%)
Federal Natl Mtge Assn Disc Nts
     12-17-03        1.08%                $20,000,000       $19,974,436
     01-07-04        1.06                  15,000,000        14,972,100
     01-14-04        1.07                  10,000,000         9,979,400
Total                                                        44,925,936

Commercial paper (5.9%)
Fleet Funding
     11-14-03        1.06                   5,000,000(k)      4,997,939
Greyhawk Funding LLC
     01-16-04        1.10                   5,000,000(k)      4,988,494
ING US Funding
     12-10-03        1.06                   5,000,000         4,994,055
Northern Rock
     02-24-04        1.12                   5,800,000(k)      5,778,878
UBS Finance (Delaware)
     11-03-03        1.04                  11,300,000        11,299,022
Total                                                        32,058,388

Total short-term securities
(Cost: $76,980,246)                                         $76,984,324

Total investments in securities
(Cost: $565,526,262)(p)                                    $587,039,649

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in the currency indicated.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the board.

(e) Represents ownership in a cash TRAINS (Targeted Return Index Securities) comprised of a portfolio of 23 corporate bonds selected to target a maturity range of 7 to 15 years in the corresponding Lehman Brothers Credit Index with a current maturity date of Jan. 15, 2012.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 6 to the financial statements):

     Type of security                                   Notional amount
     Purchase contracts

     Eurodollar, Sept. 2007, 90-day                         $27,250,000
     German bund, Dec. 2003, 10-year                          5,812,500

(h) At Oct. 31, 2003, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $23,754,981.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Oct. 31, 2003.

(j) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of Oct. 31, 2003.

(k) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(l) At Oct. 31, 2003, cash or short-term securities were designated to cover open call options on futures written as follows (see Note 7 to the financial statements):

     Issuer                                      Notional          Exercise        Expiration        Value(a)
                                                  amount             price            date
     U.S Treasury Notes Nov. 2003, 10-year      $5,900,000           $110           Nov. 2003        $151,187

     At Oct. 31, 2003, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 7 to the financial statements):

     Issuer                                      Notional          Exercise        Expiration        Value(a)
                                                  amount             price            date
     U.S Treasury Notes Nov. 2003, 10-year      $5,900,000           $110           Nov. 2003         $15,672

(m) The following abbreviation is used in the portfolio security description to identify the insurer of the issue:

     MBIA -- Municipal Bond Investors Assurance

(n) For those zero coupon bonds that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(o)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2003, is as follows:

     Security                                   Acquisition          Cost
                                                   dates
     Greater Beijing First Expressways
        (U.S. Dollar) 9.25% Sr Nts 2004          06-12-97         $  410,923
        (U.S. Dollar) 9.50% Sr Nts 2007          06-12-97          1,192,681

(p) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $565,526,262 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $25,147,752
     Unrealized depreciation                                 (3,634,365)
                                                             ----------
     Net unrealized appreciation                            $21,513,387
                                                            -----------

--------------------------------------------------------------------------------
18   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Income Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $565,526,262)                                                        $587,039,649
Foreign currency holdings (identified cost $3,491,673) (Note 1)                             3,482,206
Dividends and accrued interest receivable                                                   8,246,975
Receivable for investment securities sold                                                     333,767
Unrealized appreciation on foreign currency contracts held, at value (Note 5)                 100,121
                                                                                              -------
Total assets                                                                              599,202,718
                                                                                          -----------
Liabilities
Disbursements in excess of cash on demand deposit                                             169,528
Payable for investment securities purchased                                                23,883,450
Unrealized depreciation on foreign currency contracts held, at value (Note 5)                 124,330
Payable upon return of securities loaned (Note 4)                                          31,751,250
Accrued investment management services fee                                                     11,262
Other accrued expenses                                                                         55,893
Options contracts written, at value (premiums received $167,310) (Note 7)                     166,859
                                                                                              -------
Total liabilities                                                                          56,162,572
                                                                                           ----------
Net assets                                                                               $543,040,146
                                                                                         ============
* Including securities on loan, at value (Note 4)                                        $ 30,679,572
                                                                                         ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statement of operations
World Income Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Interest                                                                                  $22,115,819
Fee income from securities lending (Note 4)                                                    12,208
   Less foreign taxes withheld                                                                 (7,009)
                                                                                               ------
Total income                                                                               22,121,018
                                                                                           ----------
Expenses (Note 2):
Investment management services fee                                                          4,084,088
Compensation of board members                                                                   9,066
Custodian fees                                                                                187,191
Audit fees                                                                                     25,500
Other                                                                                          13,295
                                                                                               ------
Total expenses                                                                              4,319,140
                                                                                            ---------
Investment income (loss) -- net                                                            17,801,878
                                                                                           ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                          20,933,458
   Foreign currency transactions                                                           (2,947,788)
   Futures contracts                                                                         (212,635)
   Options contracts written (Note 7)                                                         228,612
                                                                                              -------
Net realized gain (loss) on investments                                                    18,001,647
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      33,085,822
                                                                                           ----------
Net gain (loss) on investments and foreign currencies                                      51,087,469
                                                                                           ----------
Net increase (decrease) in net assets resulting from operations                           $68,889,347
                                                                                          ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
World Income Portfolio

Year ended Oct. 31,                                                                           2003                  2002
Operations
Investment income (loss) -- net                                                          $ 17,801,878          $ 17,765,639
Net realized gain (loss) on investments                                                    18,001,647           (13,975,131)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      33,085,822            28,002,434
                                                                                           ----------            ----------
Net increase (decrease) in net assets resulting from operations                            68,889,347            31,792,942
                                                                                           ----------            ----------
Proceeds from contributions                                                                39,684,999            27,551,027
Fair value of withdrawals                                                                 (68,855,691)          (58,048,238)
                                                                                          -----------           -----------
Net contributions (withdrawals) from partners                                             (29,170,692)          (30,497,211)
                                                                                          -----------           -----------
Total increase (decrease) in net assets                                                    39,718,655             1,295,731
Net assets at beginning of year                                                           503,321,491           502,025,760
                                                                                          -----------           -----------
Net assets at end of year                                                                $543,040,146          $503,321,491
                                                                                         ============          ============

See accompanying notes to financial statements.

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21   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

World Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Income Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct. 31, 2003, foreign currency holdings consisted of multiple denominations.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Oct. 31, 2003, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2003 was $245,000 representing 0.05% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Oct. 31, 2003, the Portfolio has entered into outstanding when-issued securities of $23,754,981.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.77% to 0.67% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $598,097,621 and $616,568,163, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

4. LENDING OF PORTFOLIO SECURITIES

As of Oct. 31, 2003, securities valued at $30,679,572 were on loan to brokers. For collateral, the Portfolio received $31,751,250 in cash. Income from securities lending amounted to $12,208 for the year ended Oct. 31, 2003. The risks to the Portolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FORWARD FOREIGN CURRENCY CONTRACTS

As of Oct. 31, 2003, the Portfolio has forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. See "Summary of significant accounting policies." The terms of the open contracts are as follows:

Exchange date                  Currency to           Currency to        Unrealized     Unrealized
                              be delivered           be received      appreciation   depreciation
Nov. 7, 2003                    18,900,000            21,970,778          $  1,397       $     --
                    European Monetary Unit           U.S. Dollar
Nov. 7, 2003                     2,315,000             2,733,089            42,131             --
                    European Monetary Unit           U.S. Dollar
Nov. 14, 2003                    1,375,333            15,500,000            24,353             --
                               U.S. Dollar          Mexican Peso
Nov. 14, 2003                    1,367,446            15,500,000            32,240             --
                               U.S. Dollar          Mexican Peso
Nov. 25, 2003                   12,958,249         1,410,000,000                --        124,330
                               U.S. Dollar          Japanese Yen
                                                                          --------       --------
Total                                                                     $100,121       $124,330
                                                                          --------       --------

6. INTEREST RATE FUTURES CONTRACTS

As of Oct. 31, 2003, investments in securities included securities valued at $673,297 that were pledged as collateral to cover initial margin deposits on 50 open purchase contracts denominated in Euros and 109 open purchase contracts. The notional market value of the open purchase contracts denominated in Euros as of Oct. 31, 2003 was $6,553,594 with a net unrealized gain of $49,306. The notional market value of the open purchase contracts denominated in U.S. dollars as of Oct. 31, 2003 was $25,824,825 with a net unrealized loss of $268,848. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
25   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

7. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                           Year ended Oct. 31, 2003
                                         Puts                   Calls
                                Contracts    Premiums   Contracts   Premiums
Balance Oct. 31, 2002               --      $      --        --    $      --
Opened                             466        308,107     1,103      977,809
Closed                            (407)      (253,952)   (1,044)    (864,654)
                                  ----       --------    ------     --------
Balance Oct. 31, 2003               59      $  54,155        59    $ 113,155
                                    --      ---------        --    ---------

8. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                                2003    2002     2001     2000     1999
Ratio of expenses to average daily net assets(a)                            .80%    .79%     .78%     .78%     .77%
Ratio of net investment income (loss) to average daily net assets          3.29%   3.66%    5.27%    5.98%    5.90%
Portfolio turnover rate (excluding short-term securities)                   117%     51%      24%      48%      48%
Total return(b)                                                           13.99%   6.89%   11.29%   (4.29%)     --%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Income Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Income Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
27   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Bond Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                               $542,908,102
Capital shares receivable                                                                                           400,853
                                                                                                                    -------
Total assets                                                                                                    543,308,955
                                                                                                                -----------
Liabilities
Capital shares payable                                                                                              152,274
Accrued distribution fee                                                                                              7,082
Accrued transfer agency fee                                                                                           3,203
Accrued administrative services fee                                                                                     849
Other accrued expenses                                                                                               64,805
                                                                                                                     ------
Total liabilities                                                                                                   228,213
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $543,080,742
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    826,222
Additional paid-in capital                                                                                      529,380,582
Undistributed net investment income                                                                               5,836,050
Accumulated net realized gain (loss) (Note 5)                                                                   (14,370,439)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                            21,408,327
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $543,080,742
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $380,369,260
                                                            Class B                                            $157,749,689
                                                            Class C                                            $  4,896,742
                                                            Class Y                                            $     65,051
Net asset value per share of outstanding capital stock:     Class A shares            57,861,587               $       6.57
                                                            Class B shares            24,002,923               $       6.57
                                                            Class C shares               747,827               $       6.55
                                                            Class Y shares                 9,872               $       6.59
                                                                                           -----               ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Global Bond Fund

Year ended Oct. 31, 2003
Investment income
Income:
Interest                                                                                       $22,112,403
Fee income from securities lending                                                                  12,205
   Less foreign taxes withheld                                                                      (7,007)
                                                                                                    ------
Total income                                                                                    22,117,601
                                                                                                ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                4,318,134
Distribution fee
   Class A                                                                                         934,595
   Class B                                                                                       1,630,210
   Class C                                                                                          40,221
Transfer agency fee                                                                              1,032,815
Incremental transfer agency fee
   Class A                                                                                          72,987
   Class B                                                                                          60,182
   Class C                                                                                           1,799
Service fee -- Class Y                                                                                  31
Administrative services fees and expenses                                                          311,211
Compensation of board members                                                                        7,891
Printing and postage                                                                               139,749
Registration fees                                                                                   54,408
Audit fees                                                                                           8,500
Other                                                                                               10,470
                                                                                                    ------
Total expenses                                                                                   8,623,203
   Earnings credits on cash balances (Note 2)                                                       (5,862)
                                                                                                    ------
Total net expenses                                                                               8,617,341
                                                                                                 ---------
Investment income (loss) -- net                                                                 13,500,260
                                                                                                ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                        20,927,943
   Foreign currency transactions                                                                (2,947,445)
   Futures contracts                                                                              (212,623)
   Options contracts written                                                                       228,557
                                                                                                   -------
Net realized gain (loss) on investments                                                         17,996,432
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                           33,079,008
                                                                                                ----------
Net gain (loss) on investments and foreign currencies                                           51,075,440
                                                                                                ----------
Net increase (decrease) in net assets resulting from operations                                $64,575,700
                                                                                               ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Bond Fund

Year ended Oct. 31,                                                                          2003                  2002
Operations and distributions
Investment income (loss) -- net                                                         $  13,500,260         $  14,015,228
Net realized gain (loss) on investments                                                    17,996,432           (13,978,629)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                      33,079,008            28,002,459
                                                                                           ----------            ----------
Net increase (decrease) in net assets resulting from operations                            64,575,700            28,039,058
                                                                                           ----------            ----------
Distributions to shareholders from:
   Net investment income
     Class A                                                                              (12,438,109)           (9,644,735)
     Class B                                                                               (3,958,002)           (2,850,093)
     Class C                                                                                 (103,214)              (18,570)
     Class Y                                                                                   (1,009)               (1,859)
                                                                                               ------                ------
Total distributions                                                                       (16,500,334)          (12,515,257)
                                                                                          -----------           -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                                118,383,281            85,865,445
   Class B shares                                                                          50,004,285            39,838,214
   Class C shares                                                                           3,603,615             2,477,135
   Class Y shares                                                                              41,942                39,390
Reinvestment of distributions at net asset value
   Class A shares                                                                          11,408,319             9,451,955
   Class B shares                                                                           3,683,453             2,694,998
   Class C shares                                                                              93,681                18,429
   Class Y shares                                                                                 985                 2,055
Payments for redemptions
   Class A shares                                                                        (130,390,225)         (112,854,832)
   Class B shares (Note 2)                                                                (63,154,212)          (40,086,791)
   Class C shares (Note 2)                                                                 (1,678,853)             (813,795)
   Class Y shares                                                                             (55,411)              (34,448)
                                                                                              -------               -------
Increase (decrease) in net assets from capital share transactions                          (8,059,140)          (13,402,245)
                                                                                           ----------           -----------
Total increase (decrease) in net assets                                                    40,016,226             2,121,556
Net assets at beginning of year                                                           503,064,516           500,942,960
                                                                                          -----------           -----------
Net assets at end of year                                                               $ 543,080,742         $ 503,064,516
                                                                                        =============         =============
Undistributed net investment income                                                     $   5,836,050         $   1,228,206
                                                                                        -------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
30   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Income Portfolio

The Fund invests all of its assets in the World Income Portfolio (the Portfolio), a series of World Trust, an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in debt obligations of U.S. and foreign issuers.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.98%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
31   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $7,607,918 and accumulated net realized loss has been increased by $7,607,918.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                           2003               2002

Class A
Distributions paid from:
   Ordinary income                        $12,438,109        $9,644,735
   Long-term capital gain                          --                --
Class B
Distributions paid from:
   Ordinary income                          3,958,002         2,850,093
   Long-term capital gain                          --                --
Class C
Distributions paid from:
   Ordinary income                            103,214            18,570
   Long-term capital gain                          --                --
Class Y
Distributions paid from:
   Ordinary income                              1,009             1,859
   Long-term capital gain                          --                --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                             $  7,210,151
Accumulated long-term gain (loss)                         $(14,577,099)
Unrealized appreciation (depreciation)                    $ 20,240,886

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

--------------------------------------------------------------------------------
32   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.04% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19.50 for Class A, $20.50 for Class B, $20 for Class C and $17.50 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

--------------------------------------------------------------------------------
33   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Sales charges received by the Distributor for distributing Fund shares were $867,579 for Class A, $140,300 for Class B and $2,038 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $5,862 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                    Year ended Oct. 31, 2003
                                             Class A           Class B          Class C             Class Y
Sold                                       18,346,322         7,797,131          562,338             6,300
Issued for reinvested distributions         1,795,377           578,536           14,712               154
Redeemed                                  (20,340,957)       (9,764,130)        (260,976)           (9,193)
                                          -----------        ----------         --------            ------
Net increase (decrease)                      (199,258)       (1,388,463)         316,074            (2,739)
                                             --------        ----------          -------            ------

                                                                    Year ended Oct. 31, 2002
                                             Class A           Class B          Class C             Class Y
Sold                                       14,885,496         6,883,558          432,176             6,938
Issued for reinvested distributions         1,684,541           480,718            3,287               366
Redeemed                                  (19,692,200)       (6,992,384)        (140,508)           (6,113)
                                          -----------        ----------         --------            ------
Net increase (decrease)                    (3,122,163)          371,892          294,955             1,191
                                           ----------           -------          -------             -----

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $14,577,099 as of Oct. 31, 2003, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
34   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $6.00    $5.81     $5.39     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .18      .19       .27       .34     .33
Net gains (losses) (both realized and unrealized)                       .60      .17       .30      (.63)   (.36)
Total from investment operations                                        .78      .36       .57      (.29)   (.03)
Less distributions:
Dividends from net investment income                                   (.21)    (.17)     (.15)     (.19)   (.26)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.21)    (.17)     (.15)     (.19)   (.27)
Net asset value, end of period                                        $6.57    $6.00     $5.81     $5.39   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                $380     $348      $355      $389    $598
Ratio of expenses to average daily net assets(c)                      1.36%    1.34%     1.32%     1.30%   1.22%
Ratio of net investment income (loss) to average daily net assets     2.73%    3.12%     4.75%     5.49%   5.49%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      13.25%    6.24%    10.83%    (5.16%)  (.35%)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
35   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $5.99    $5.79     $5.38     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .12      .13       .21       .29     .28
Net gains (losses) (both realized and unrealized)                       .62      .19       .31      (.62)   (.35)
Total from investment operations                                        .74      .32       .52      (.33)   (.07)
Less distributions:
Dividends from net investment income                                   (.16)    (.12)     (.11)     (.16)   (.22)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.16)    (.12)     (.11)     (.16)   (.23)
Net asset value, end of period                                        $6.57    $5.99     $5.79     $5.38   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                $158     $152      $145      $155    $235
Ratio of expenses to average daily net assets(c)                      2.12%    2.10%     2.09%     2.07%   1.98%
Ratio of net investment income (loss) to average daily net assets     1.97%    2.36%     3.99%     4.73%   4.72%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      12.39%    5.59%     9.73%    (5.77%) (1.10%)

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001     2000(b)
Net asset value, beginning of period                                  $5.98    $5.79     $5.38     $5.52
Income from investment operations:
Net investment income (loss)                                            .13      .14       .21       .10
Net gains (losses) (both realized and unrealized)                       .60      .18       .31      (.24)
Total from investment operations                                        .73      .32       .52      (.14)
Less distributions:
Dividends from net investment income                                   (.16)    (.13)     (.11)       --
Net asset value, end of period                                        $6.55    $5.98     $5.79     $5.38

Ratios/supplemental data
Net assets, end of period (in millions)                                  $5       $3        $1       $--
Ratio of expenses to average daily net assets(c)                      2.14%    2.10%     2.09%     2.07%(d)
Ratio of net investment income (loss) to average daily net assets     1.89%    2.29%     3.84%     4.80%(d)
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%
Total return(e)                                                      12.41%    5.51%     9.84%    (2.49%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
36   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                           2003     2002      2001      2000    1999
Net asset value, beginning of period                                  $6.01    $5.80     $5.40     $5.87   $6.17
Income from investment operations:
Net investment income (loss)                                            .19      .20       .29       .35     .34
Net gains (losses) (both realized and unrealized)                       .61      .19       .27      (.62)   (.36)
Total from investment operations                                        .80      .39       .56      (.27)   (.02)
Less distributions:
Dividends from net investment income                                   (.22)    (.18)     (.16)     (.20)   (.27)
Distributions from realized gains                                        --       --        --        --    (.01)
Total distributions                                                    (.22)    (.18)     (.16)     (.20)   (.28)
Net asset value, end of period                                        $6.59    $6.01     $5.80     $5.40   $5.87

Ratios/supplemental data
Net assets, end of period (in millions)                                 $--      $--       $--       $--     $--
Ratio of expenses to average daily net assets(c)                      1.18%    1.17%     1.16%     1.14%   1.07%
Ratio of net investment income (loss) to average daily net assets     2.69%    3.29%     4.90%     5.75%   5.63%
Portfolio turnover rate (excluding short-term securities)              117%      51%       24%       48%     48%
Total return(e)                                                      13.54%    6.72%    10.71%    (4.88%)  (.19%)

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
37   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Bond Fund (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Bond Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
38   --   AXP GLOBAL BOND FUND   --   2003 ANNUAL REPORT

Investments in Securities

World Growth Portfolio

Oct. 31, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (98.2%)(c)
Issuer                                                Shares            Value(a)

Australia (2.1%)

Media (1.1%)
News ADR                                             151,800          $5,411,670

Metals (1.0%)
BHP Billiton                                         621,035           5,164,481

Barbados (0.8%)
Energy equipment & services
Nabors Inds                                          105,799(b)        3,999,202

Bermuda (2.1%)

Insurance (1.0%)
RenaissanceRe Holdings                               112,100           5,042,258

Multi-industry conglomerates (1.1%)
Accenture Cl A                                       236,972(b)        5,545,145

Brazil (1.3%)

Metals (0.5%)
Companhia Vale do Rio Doce ADR                        63,520           2,566,208

Paper & packaging (0.8%)
Aracruz Celulose ADR                                 137,406           3,861,109

Canada (0.5%)

Chemicals
Potash                                                32,310           2,543,766

China (2.6%)

Financial services (0.7%)
Hong Kong Exchanges & Clearing                     1,822,000           3,965,103

Multi-industry (0.8%)
Swire Pacific Cl A                                   634,500           3,872,838

Real estate investment trust (1.0%)
Henderson Land Development                         1,261,000           5,293,612

Finland (0.5%)

Machinery
Kone Cl B                                             48,298           2,523,782

France (2.3%)

Computer software & services (0.8%)
Atos Origin                                           60,623(b)        4,045,221

Energy (1.0%)
Total                                                 32,879           5,110,260

Telecom equipment & services (0.5%)
Alcatel                                              200,447           2,644,773

Germany (4.8%)

Automotive & related (1.1%)
Porsche                                               11,037           5,421,149

Computer software & services (1.3%)
SAP                                                   18,088           2,631,567
T-Online Intl                                        335,000(b)        4,334,439
Total                                                                  6,966,006

Health care products (0.5%)
Altana                                                43,280           2,727,468

Insurance (1.1%)
Muenchener Rueckversicherungs-Gesellschaft            46,082           5,495,780

Textiles & apparel (0.8%)
Puma Rudolf Dassler Sport                             28,529           4,161,540

Hong Kong (1.0%)

Real estate (1.0%)
Sun Hung Kai Properties                              602,000           5,096,965

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

Ireland (0.5%)

Banks and savings & loans
Anglo Irish Bank                                     224,508          $2,696,033

Italy (2.9%)

Banks and savings & loans (1.1%)
Banco Popolare di Verona e Novara                    349,352           5,401,419

Energy (0.8%)
Eni                                                  243,462           3,866,116

Retail -- general (1.0%)
Bulgari                                              605,686           5,477,976

Japan (7.4%)

Automotive & related (0.7%)
Toyota Motor                                         126,600           3,604,475

Cellular telecommunications (0.9%)
NTT DoCoMo                                             2,113           4,574,467

Chemicals (0.9%)
Shin-Etsu Chemical                                   124,900           4,646,755

Electronics (1.0%)
Seiko Epson                                          155,100           5,586,901

Financial services (1.0%)
Nomura Holdings                                      291,000           4,997,571

Industrial transportation (1.0%)
East Japan Railway                                     1,122           5,082,603

Multi-industry (1.9%)
Canon                                                133,000           6,436,167
Mitsubishi                                           369,000           3,829,799
Total                                                                 10,265,966

Malaysia (1.1%)

Leisure time & entertainment
Resorts World Berhad                               1,873,000           5,421,842

Mexico (2.3%)

Beverages & tobacco (0.5%)
Coca-Cola Femsa ADR                                  120,770(b)        2,439,554

Cellular telecommunications (1.0%)
America Movil ADR Series L                           226,941           5,401,196

Financial services (0.8%)
Grupo Financiero BBVA Bancomer Cl B                4,864,460(b)        4,111,245

Netherlands (1.0%)

Food (0.5%)
Koninklijke Numico                                   110,725(b)        2,498,413

Utilities -- telephone (0.5%)
Koninklijke (Royal)                                  341,479(b)        2,596,180

South Korea (1.7%)

Electronics
Samsung Electronics                                   22,360           8,879,763

Sweden (0.8%)

Machinery
Atlas Copco Cl A                                     117,852           4,139,478

Switzerland (4.0%)

Banks and savings & loans (1.8%)
Credit Suisse Group                                  113,188           3,988,090
UBS                                                   86,758           5,327,559
Total                                                                  9,315,649

Health care products (2.3%)
Actelion                                              70,369(b)        6,692,524
Nobel Biocare Holding                                 27,452           2,436,112
Synthes-Stratec                                        2,790           2,561,531
Total                                                                 11,690,167

Insurance (1.7%)
Swiss Life Holding                                    50,862(b)        8,627,133

Taiwan (1.0%)

Electronics
Taiwan Semiconductor Mfg                           2,583,320           5,094,406

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United Kingdom (7.5%)

Banks and savings & loans (0.8%)
Standard Chartered                                   245,791          $3,931,118

Cellular telecommunications (0.8%)
Vodafone Group                                     1,873,539           3,934,383

Computer software & services (0.5%)
lastminute.com                                       545,627(b)        2,745,296

Energy (0.7%)
BP                                                   547,227           3,798,040

Financial services (1.7%)
HSBC Holdings                                        550,456           8,266,746

Health care products (1.0%)
AstraZeneca                                          112,277           5,273,824

Metals (1.0%)
Rio Tinto                                            214,488           5,201,205

Retail -- grocery (1.0%)
Tesco                                                650,000           2,605,877
William Morrison Supermarkets                        712,503           2,708,341
Total                                                                  5,314,218

United States (48.2%)

Aerospace & defense (2.4%)
Boeing                                               174,275           6,707,845
United Technologies                                   65,000(b)        5,504,850
Total                                                                 12,212,695

Banks and savings & loans (5.0%)
Bank of America                                       47,783           3,618,607
North Fork Bancorporation                            207,571           8,091,117
U.S. Bancorp                                         203,856           5,548,960
Wachovia                                             125,000           5,733,750
Wells Fargo                                           47,276           2,662,584
Total                                                                 25,655,018

Beverages & tobacco (1.0%)
PepsiCo                                              108,635           5,194,926

Broker dealers (1.1%)
Morgan Stanley                                       100,000           5,487,000

Cable (1.1%)
Comcast Special Cl A                                 167,483(b)        5,463,295

Computer hardware (4.4%)
Apple Computer                                       228,637(b)        5,233,501
Cisco Systems                                        188,419(b)        3,953,031
Dell                                                 214,153(b)        7,735,206
EMC                                                  396,067(b)        5,481,567
Total                                                                 22,403,305

Computer software & services (2.9%)
Adobe Systems                                         61,253           2,685,332
BEA Systems                                          292,483(b)        4,065,514
Microsoft                                            314,519           8,224,672
Total                                                                 14,975,518

Electronics (3.2%)
Amphenol Cl A                                         66,597(b)        3,912,574
Intel                                                248,800           8,222,840
Lam Research                                         150,000(b)        4,311,000
Total                                                                 16,446,414

Energy (1.7%)
EOG Resources                                         93,599           3,944,262
Exxon Mobil                                          134,480           4,919,278
Total                                                                  8,863,540

Finance companies (1.7%)
Citigroup                                            188,360           8,928,264

Financial services (0.5%)
SLM                                                   66,373           2,599,167

Food (1.1%)
Wrigley (Wm) Jr                                      100,000           5,640,000

Health care products (7.3%)
Amgen                                                123,720(b)        7,640,947
Gilead Sciences                                       90,575(b)        4,943,584
Johnson & Johnson                                    154,834           7,792,794
Myogen                                               300,000(b)        4,800,000
St. Jude Medical                                     114,173(b)        6,640,302
Zimmer Holdings                                       90,000(b)        5,742,900
Total                                                                 37,560,527

Health care services (1.3%)
WellPoint Health Networks                             75,000(b)        6,667,500

Household products (2.5%)
Colgate-Palmolive                                     90,685           4,823,535
Procter & Gamble                                      81,120           7,973,285
Total                                                                 12,796,820

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Issuer                                                Shares            Value(a)

United States (cont.)

Insurance (1.0%)
American Intl Group                                   85,126          $5,178,215

Leisure time & entertainment (1.0%)
Carnival                                             152,749           5,332,468

Machinery (1.3%)
Deere & Co                                           114,294           6,928,502

Media (0.9%)
Fox Entertainment Group Cl A                         175,037(b)        4,848,525

Multi-industry (2.2%)
3M                                                    70,213           5,537,699
ITT Inds                                              61,523           4,182,949
Weight Watchers Intl                                  37,194(b)        1,372,459
Total                                                                 11,093,107

Precious metals (1.3%)
Freeport McMoRan Cooper & Gold Cl B                  178,094           6,901,143

Retail -- general (1.8%)
Staples                                              154,161(b)        4,134,598
Wal-Mart Stores                                       88,381           5,210,060
Total                                                                  9,344,658

Utilities -- electric (0.8%)
Cinergy                                              108,266           3,931,138

Utilities -- natural gas (0.7%)
Kinder Morgan                                         70,599           3,780,576

Total common stocks
(Cost: $474,348,660)                                                $504,570,795

Preferred stock & other (0.6%)(c)
Issuer                                                Shares            Value(a)

Germany
Muenchener Rueckversicherung-
     Gesellschaft Rights                              46,082(b)         $380,885
ProSiebenSat.1 Media                                 185,168           2,852,166

Total preferred stock & other
(Cost: $2,705,832)                                                    $3,233,051

Short-term security (1.0%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Commercial paper
General Electric Capital
         11-03-03              1.04%              $5,200,000          $5,199,549

Total short-term security
(Cost: $5,199,700)                                                    $5,199,549

Total investments in securities
(Cost: $482,254,192)(d)                                             $513,003,395

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $482,660,547 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $36,200,032
     Unrealized depreciation                                         (5,857,184)
                                                                     ----------
     Net unrealized appreciation                                    $30,342,848
                                                                    -----------

--------------------------------------------------------------------------------
13 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Growth Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)
   (identified cost $482,254,192)                                                                      $513,003,395
Foreign currency holdings (identified cost $8,535,824) (Note 1)                                           8,530,527
Dividends and accrued interest receivable                                                                 1,349,436
Receivable for investment securities sold                                                                 1,326,813
                                                                                                          ---------
Total assets                                                                                            524,210,171
                                                                                                        -----------

Liabilities
Disbursements in excess of cash on demand deposit                                                         5,807,277
Payable for investment securities purchased                                                               4,333,688
Accrued investment management services fee                                                                   11,103
Other accrued expenses                                                                                       49,799
                                                                                                             ------
Total liabilities                                                                                        10,201,867
                                                                                                         ----------
Net assets                                                                                             $514,008,304
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statement of operations
World Growth Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                              $  9,869,928
Interest                                                                                                     95,374
Fee income from securities lending (Note 3)                                                                  29,000
   Less foreign taxes withheld                                                                             (752,577)
                                                                                                           --------
Total income                                                                                              9,241,725
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                        3,763,415
Compensation of board members                                                                                 9,191
Custodian fees                                                                                              101,239
Audit fees                                                                                                   27,000
Other                                                                                                        16,238
                                                                                                             ------
Total expenses                                                                                            3,917,083
                                                                                                          ---------
Investment income (loss) -- net                                                                           5,324,642
                                                                                                          ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                       (27,481,179)
   Foreign currency transactions                                                                            (86,386)
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (27,567,565)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   109,515,236
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    81,947,671
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 87,272,313
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
World Growth Portfolio

Year ended Oct. 31,                                                                      2003                  2002
Operations
Investment income (loss) -- net                                                 $   5,324,642        $    5,803,520
Net realized gain (loss) on investments                                           (27,567,565)         (131,918,088)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             109,515,236             9,918,976
                                                                                  -----------             ---------
Net increase (decrease) in net assets resulting from operations                    87,272,313          (116,195,592)
                                                                                   ----------          ------------
Proceeds from contributions                                                         2,304,809            44,021,250
Fair value of withdrawals                                                        (163,329,472)         (375,713,758)
                                                                                 ------------          ------------
Net contributions (withdrawals) from partners                                    (161,024,663)         (331,692,508)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                           (73,752,350)         (447,888,100)
Net assets at beginning of year                                                   587,760,654         1,035,648,754
                                                                                  -----------         -------------
Net assets at end of year                                                       $ 514,008,304        $  587,760,654
                                                                                =============        ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

World Growth Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Growth Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio invests primarily in equity securities of companies around the world, including companies located in developed and emerging countries. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. As of Oct 31, 2003, foreign currency holdings consisted of multiple denominations.

--------------------------------------------------------------------------------
18 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.8% to 0.675% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of AXP Global Equity Fund (formerly AXP Global Growth Fund) to the Lipper Global Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.12% of the Portfolio's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, while retaining the previous maximum adjustment and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began Dec. 1, 2002. The adjustment decreased the fee by $382,729 for the year ended Oct. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

--------------------------------------------------------------------------------
19 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

AEFC has a Subadvisory Agreement with American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC. Investment decisions for the Portfolio are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly-owned subsidiary of AEFC.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $678,292,195 and $818,119,889, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Income from securities lending amounted to $29,000 for the year ended Oct. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

4. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Ratio of expenses to average daily net assets(a)                   .74%         .72%         .62%         .73%         .78%
Ratio of net investment income (loss)
  to average daily net assets                                     1.01%         .67%         .95%         .27%         .61%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(b)                                                  18.91%      (15.58%)     (34.42%)       4.95%       24.16%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
20 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Growth Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended Oct. 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of World Growth Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
21 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Equity Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $  513,950,900
Capital shares receivable                                                                                    13,744
                                                                                                             ------
Total assets                                                                                            513,964,644
                                                                                                        -----------

Liabilities
Capital shares payable                                                                                       25,573
Accrued distribution fee                                                                                      6,424
Accrued service fee                                                                                              15
Accrued transfer agency fee                                                                                   4,714
Accrued administrative services fee                                                                             808
Other accrued expenses                                                                                       99,045
                                                                                                             ------
Total liabilities                                                                                           136,579
                                                                                                            -------
Net assets applicable to outstanding capital stock                                                   $  513,828,065
                                                                                                     ==============

Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    1,127,493
Additional paid-in capital                                                                            1,155,698,652
Undistributed net investment income                                                                          97,478
Accumulated net realized gain (loss) (Note 5)                                                          (673,959,704)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                    30,864,146
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                             $  513,828,065
                                                                                                     ==============
Net assets applicable to outstanding shares:                Class A                                  $  365,819,585
                                                            Class B                                  $  141,588,339
                                                            Class C                                  $      976,538
                                                            Class Y                                  $    5,443,603
Net asset value per share of outstanding capital stock:     Class A shares         79,168,197        $         4.62
                                                            Class B shares         32,188,495        $         4.40
                                                            Class C shares            222,859        $         4.38
                                                            Class Y shares          1,169,771        $         4.65
                                                                                    ---------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statement of operations
AXP Global Equity Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                                              $  9,868,970
Interest                                                                                                     95,840
Fee income from securities lending                                                                           28,996
   Less foreign taxes withheld                                                                             (752,504)
                                                                                                           --------
Total income                                                                                              9,241,302
                                                                                                          ---------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                         3,916,705
Distribution fee
   Class A                                                                                                  921,298
   Class B                                                                                                1,518,123
   Class C                                                                                                    9,258
Transfer agency fee                                                                                       1,816,134
Incremental transfer agency fee
   Class A                                                                                                  139,134
   Class B                                                                                                  101,824
   Class C                                                                                                      740
Service fee -- Class Y                                                                                        6,215
Administrative services fees and expenses                                                                   304,662
Compensation of board members                                                                                 7,891
Printing and postage                                                                                        255,275
Registration fees                                                                                            47,225
Audit fees                                                                                                    9,000
Other                                                                                                        10,793
                                                                                                             ------
Total expenses                                                                                            9,064,277
   Earnings credits on cash balances (Note 2)                                                                (6,954)
                                                                                                             ------
Total net expenses                                                                                        9,057,323
                                                                                                          ---------
Investment income (loss) -- net                                                                             183,979
                                                                                                            -------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                                                (27,480,700)
   Foreign currency transactions                                                                            (86,501)
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (27,567,201)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   109,506,308
                                                                                                        -----------
Net gain (loss) on investments and foreign currencies                                                    81,939,107
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                        $ 82,123,086
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Equity Fund

Year ended Oct. 31,                                                                      2003                  2002
Operations
Investment income (loss) -- net                                                 $     183,979        $   (1,935,522)
Net realized gain (loss) on investments                                           (27,567,201)         (131,909,877)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies             109,506,308             9,920,003
                                                                                  -----------             ---------
Net increase (decrease) in net assets resulting from operations                    82,123,086          (123,925,396)
                                                                                   ----------          ------------

Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                         35,389,682           153,444,115
   Class B shares                                                                   6,481,182            14,910,622
   Class C shares                                                                     483,450               413,384
   Class Y shares                                                                   1,478,386             2,888,855
Payments for redemptions
   Class A shares                                                                (134,289,060)         (377,354,000)
   Class B shares (Note 2)                                                        (60,198,322)         (112,290,601)
   Class C shares (Note 2)                                                           (553,226)             (484,202)
   Class Y shares                                                                  (4,612,498)           (5,560,351)
                                                                                   ----------            ----------
Increase (decrease) in net assets from capital share transactions                (155,820,406)         (324,032,178)
                                                                                 ------------          ------------
Total increase (decrease) in net assets                                           (73,697,320)         (447,957,574)
Net assets at beginning of year                                                   587,525,385         1,035,482,959
                                                                                  -----------         -------------
Net assets at end of year                                                       $ 513,828,065        $  587,525,385
                                                                                =============        ==============
Undistributed net investment income                                             $      97,478        $           --
                                                                                -------------        --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Equity Fund (formerly AXP Global Growth Fund)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Global Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o   Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Growth Portfolio

The Fund invests all of its assets in World Growth Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in equity securities of companies around the world that are positioned to meet market needs in a changing world economy.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
25 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $86,501 and accumulated net realized loss has been decreased by $86,501.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2003                  2002

Class A
Distributions paid from:
     Ordinary income                              $--                   $--
     Long-term capital gain                        --                    --

Class B
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class C
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

Class Y
Distributions paid from:
     Ordinary income                               --                    --
     Long-term capital gain                        --                    --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $      97,478
Accumulated long-term gain (loss)                             $(673,553,387)
Unrealized appreciation (depreciation)                        $  30,457,829

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
26 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
27 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $315,749 for Class A, $121,320 for Class B and $85 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $6,954 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Oct. 31, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                        8,499,668         1,658,622          121,148           359,435
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (33,041,539)      (15,356,093)        (137,322)       (1,146,272)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                   (24,541,871)      (13,697,471)         (16,174)         (786,837)
                                          -----------       -----------          -------          --------

                                                               Year ended Oct. 31, 2002
                                              Class A           Class B          Class C           Class Y

Sold                                       33,048,514         3,279,173           90,882           631,685
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (81,570,654)      (25,562,545)        (113,161)       (1,189,052)
                                          -----------       -----------         --------        ----------
Net increase (decrease)                   (48,522,140)      (22,283,372)         (22,279)         (557,367)
                                          -----------       -----------          -------          --------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $673,553,387 as of Oct. 31, 2003, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
28 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.92        $4.69       $ 8.74       $ 9.18        $7.80
Income from investment operations:
Net investment income (loss)                                        .01           --          .02         (.02)         .02
Net gains (losses) (both realized and unrealized)                   .69         (.77)       (2.71)         .58         1.78
Total from investment operations                                    .70         (.77)       (2.69)         .56         1.80
Less distributions:
Dividends from and in excess of net investment income                --           --         (.02)        (.04)        (.05)
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Total distributions                                                  --           --        (1.36)       (1.00)        (.42)
Net asset value, end of period                                    $4.62        $3.92       $ 4.69       $ 8.74        $9.18

Ratios/supplemental data
Net assets, end of period (in millions)                            $366         $406         $714       $1,356       $1,260
Ratio of expenses to average daily net assets(c)                  1.50%        1.39%        1.18%        1.22%        1.25%
Ratio of net investment income (loss)
  to average daily net assets                                      .26%         .01%         .39%        (.21%)        .14%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  17.86%      (16.42%)     (34.83%)       4.74%       23.59%

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.76        $4.53       $ 8.53        $9.01        $7.68
Income from investment operations:
Net investment income (loss)                                       (.03)        (.04)        (.02)        (.08)        (.05)
Net gains (losses) (both realized and unrealized)                   .67         (.73)       (2.64)         .56         1.75
Total from investment operations                                    .64         (.77)       (2.66)         .48         1.70
Less distributions:
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Net asset value, end of period                                    $4.40        $3.76       $ 4.53        $8.53        $9.01

Ratios/supplemental data
Net assets, end of period (in millions)                            $142         $173         $309         $575         $464
Ratio of expenses to average daily net assets(c)                  2.27%        2.16%        1.95%        1.98%        2.02%
Ratio of net investment income (loss)
  to average daily net assets                                     (.52%)       (.77%)       (.38%)       (.95%)       (.62%)
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  17.02%      (17.00%)     (35.38%)       3.89%       22.66%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
29 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000(b)
Net asset value, beginning of period                              $3.75        $4.52       $ 8.54       $ 9.57
Income from investment operations:
Net investment income (loss)                                       (.03)        (.04)        (.02)        (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.73)       (2.64)       (1.02)
Total from investment operations                                    .63         (.77)       (2.66)       (1.03)
Less distributions:
Dividends from and in excess of net investment income                --           --         (.02)          --
Distributions from realized gains                                    --           --        (1.34)          --
Total distributions                                                  --           --        (1.36)          --
Net asset value, end of period                                    $4.38        $3.75       $ 4.52       $ 8.54

Ratios/supplemental data
Net assets, end of period (in millions)                              $1           $1           $1           $1
Ratio of expenses to average daily net assets(c)                  2.29%        2.19%        1.95%        1.98%(d)
Ratio of net investment income (loss)
  to average daily net assets                                     (.52%)       (.78%)       (.42%)      (1.15%)(d)
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%
Total return(e)                                                  16.80%      (17.04%)     (35.37%)     (10.76%)(f)

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                       2003         2002         2001         2000         1999
Net asset value, beginning of period                              $3.94        $4.70       $ 8.76       $ 9.20        $7.81
Income from investment operations:
Net investment income (loss)                                        .02          .01          .04         (.01)         .03
Net gains (losses) (both realized and unrealized)                   .69         (.77)       (2.73)         .58         1.78
Total from investment operations                                    .71         (.76)       (2.69)         .57         1.81
Less distributions:
Dividends from and in excess of net investment income                --           --         (.03)        (.05)        (.05)
Distributions from realized gains                                    --           --        (1.34)        (.96)        (.37)
Total distributions                                                  --           --        (1.37)       (1.01)        (.42)
Net asset value, end of period                                    $4.65        $3.94       $ 4.70       $ 8.76        $9.20

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $8          $12          $20          $26
Ratio of expenses to average daily net assets(c)                  1.30%        1.21%        1.01%        1.05%        1.13%
Ratio of net investment income (loss)
  to average daily net assets                                      .43%         .18%         .55%        (.06%)        .24%
Portfolio turnover rate (excluding short-term securities)          132%         123%         218%         131%          83%
Total return(e)                                                  18.02%      (16.17%)     (34.78%)       4.86%       23.86%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
30 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) Adjusted to an annual basis.

(e) Total return does not reflect payment of a sales charge.

(f) Not annualized.

--------------------------------------------------------------------------------
31 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Equity Fund (formerly AXP Global Growth Fund) (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Equity Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
32 -- AXP GLOBAL EQUITY FUND -- 2003 ANNUAL REPORT

Investments in Securities

World Technologies Portfolio

Oct. 31, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (94.7%)
Issuer                                         Shares         Value(a)

Cable (4.5%)
Comcast Special Cl A                           90,000(b)     $2,935,800
NTL                                           110,000(b)      6,790,300
Total                                                         9,726,100

Cellular telecommunications (1.3%)
NII Holdings Cl B                              35,000(b)      2,698,150

Computer hardware (17.0%)
Cisco Systems                                 372,600(b)      7,817,148
Dell                                          172,000(b)      6,212,640
EMC                                           164,000(b)      2,269,760
Hewlett-Packard                               630,000        14,055,300
NVIDIA                                        210,000(b)      3,712,800
SimpleTech                                    285,000(b)      2,237,250
Total                                                        36,304,898

Computer software & services (26.9%)
Affiliated Computer Services Cl A              53,000(b)      2,593,290
Art Technology Group                        1,050,000(b)      2,005,500
Ascential Software                            258,000(b)      5,725,020
Aspen Technology                              258,750(b)      2,070,000
Dot Hill Systems                              202,000(b)      2,708,820
Fiserv                                         64,000(b)      2,260,480
Internap Network Services                   1,329,975(b)      1,476,272
Interwoven                                    983,000(b)      3,725,570
M-Systems Flash Disk Pioneers                 100,000(b,c)    1,980,000
MAXIMUS                                       120,000(b)      4,189,200
Microsoft                                     384,000        10,041,600
MRO Software                                  113,200(b)      1,431,980
OPNET Technologies                            100,000(b)      1,404,000
Oracle                                        585,000(b)      6,996,600
PeopleSoft                                    100,000(b)      2,076,000
Synopsys                                       40,000(b)      1,268,800
TALX                                           31,100           673,626
UBI Soft Entertainment                         70,000(b,c)    2,263,039
Vignette                                    1,140,000(b)      2,861,400
Total                                                        57,751,197

Electronics (28.8%)
Analog Devices                                125,000(b)      5,541,250
ASML Holding                                  180,000(b,c)    3,159,000
Atmel                                         213,000(b)      1,201,320
DSP Group                                      50,000(b)      1,194,000
FormFactor                                     51,500(b)      1,283,895
Intel                                         195,000         6,444,750
Jabil Circuit                                  75,000(b)      2,088,750
KLA-Tencor                                     78,000(b)      4,471,740
LG Electronics                                 38,000(c)      1,968,230
MEMC Electronic Materials                     368,000(b)      4,121,600
Photon Dynamics                                60,000(b)      2,269,200
Samsung Electronics                             7,400(c)      2,938,741
Silicon Laboratories                           49,000(b)      2,645,020
Solectron                                     745,000(b)      4,127,300
STMicroelectronics                            120,000(c)      3,196,800
Trimble Navigation                            278,000(b)      7,686,700
United Microelectronics ADR                   700,000(c)      3,675,000
Vishay Intertechnology                        205,000(b)      3,843,750
Total                                                        61,857,046

Engineering & construction (1.3%)
Quanta Services                               345,000(b)      2,822,100

Leisure time & entertainment (2.5%)
Imax                                          580,000(b,c)    5,248,420

Lodging & gaming (0.5%)
Scientific Games Cl A                          80,000(b)      1,064,000

Media (0.5%)
iVillage                                      350,000(b)      1,025,500

Multi-industry (2.8%)
Accenture Cl A                                 96,250(b,c)    2,252,250
Sony ADR                                       43,000(c)      1,513,600
Zebra Technologies Cl A                        37,500(b)      2,135,625
Total                                                         5,901,475

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
9   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Issuer                                         Shares         Value(a)

Telecom equipment & services (8.5%)
Corning                                       253,000(b)     $2,777,940
Nokia ADR                                     587,000(c)      9,973,130
Westell Technologies Cl A                     663,000(b)      5,522,790
Total                                                        18,273,860

Total common stocks
(Cost: $184,347,250)                                       $202,672,746

Preferred stocks & other (0.3%)(b,f)
Issuer                                         Shares         Value(a)

Bluestream Ventures LP                      1,500,000(e)       $553,938
Marketsoft
  Cv                                          225,410           112,705
Paxonet Communications
  Series C                                    106,383(d)             --
Portera
  Series G                                    425,374(d)             --
Sun Hill Software                              25,751             1,288

Total preferred stocks & other
(Cost: $4,555,118)                                             $667,931

Short-term securities (4.2%)
Issuer                Annualized               Amount         Value(a)
                     yield on date           payable at
                      of purchase             maturity

U.S. government agencies (3.3%)
Federal Home Loan Mtge Corp Disc Nt
  12-04-03               1.06%               $600,000          $599,435
Federal Natl Mtge Assn Disc Nts
  12-17-03               1.05                 300,000           299,617
  01-07-04               1.05                 900,000           898,326
  01-28-04               1.07               2,400,000         2,394,094
  01-28-04               1.08               2,700,000         2,692,790
Total                                                         6,884,262

Commercial paper (0.9%)
BASF
  11-24-03               1.06               1,300,000(g)      1,299,073
Fairway Finance
  11-10-03               1.07                 700,000(g)        699,790
Total                                                         1,998,863

Total short-term securities
(Cost: $8,882,783)                                           $8,883,125

Total investments in securities
(Cost: $197,785,151)(h)                                    $212,223,802

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Oct. 31, 2003, the value of foreign securities represented 17.8% of net assets.

(d)  Negligible market value.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions. At Oct. 31, 2003, the amount of capital committed to the LLC or LP for future investment was $1,000,000.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 1 to the financial statements). Information concerning such security holdings at Oct. 31, 2003, is as follows:

     Security                                    Acquisition             Cost
                                                    dates
     Bluestream Ventures LP                06-28-00 thru 09-23-03    $1,430,113
     Marketsoft
       Cv                                         12-11-00            1,100,001
     Paxonet Communications
       Series C                            04-04-01 thru 04-23-01       300,000
     Portera
       Series G                                   11-10-00            1,425,003
     Sun Hill Software (formerly Vcommerce)       07-21-00              300,001

(g) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(h) At Oct. 31, 2003, the cost of securities for federal income tax purposes was $198,140,516 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $19,186,194
     Unrealized depreciation                                         (5,102,908)
                                                                     ----------
     Net unrealized appreciation                                    $14,083,286
                                                                    -----------


--------------------------------------------------------------------------------
11   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
World Technologies Portfolio

Oct. 31, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $197,785,151)                                   $212,223,802
Cash in bank on demand deposit                                             9,313
Dividends and accrued interest receivable                                 55,466
Receivable for investment securities sold                             14,593,881
                                                                      ----------
Total assets                                                         226,882,462
                                                                     -----------
Liabilities
Payable for investment securities purchased                            8,120,109
Payable upon return of securities loaned (Note 4)                      4,750,000
Accrued investment management services fee                                 4,236
Other accrued expenses                                                    35,915
                                                                          ------
Total liabilities                                                     12,910,260
                                                                      ----------
Net assets                                                          $213,972,202
                                                                    ============
* Including securities on loan, at value (Note 4)                   $  4,714,700
                                                                    ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statement of operations
World Technologies Portfolio

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                $   391,982
Interest                                                                     323,082
Fee income from securities lending (Note 4)                                   42,823
   Less foreign taxes withheld                                               (27,516)
                                                                             -------
Total income                                                                 730,371
                                                                             -------
Expenses (Note 2):
Investment management services fee                                         1,185,180
Compensation of board members                                                  7,891
Custodian fees                                                                72,143
Audit fees                                                                    21,000
Other                                                                         15,425
                                                                              ------
Total expenses                                                             1,301,639
   Earnings credits on cash balances (Note 2)                                   (250)
                                                                                ----
Total net expenses                                                         1,301,389
                                                                           ---------
Investment income (loss) -- net                                             (571,018)
                                                                            --------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                         64,902,476
   Foreign currency transactions                                              (8,704)
                                                                              ------
Net realized gain (loss) on investments                                   64,893,772
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies     18,832,116
                                                                          ----------
Net gain (loss) on investments and foreign currencies                     83,725,888
                                                                          ----------
Net increase (decrease) in net assets resulting from operations          $83,154,870
                                                                         ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
World Technologies Portfolio

Year ended Oct. 31,                                                              2003              2002
Operations
Investment income (loss) -- net                                             $   (571,018)     $   (960,315)
Net realized gain (loss) on investments                                       64,893,772       (86,891,957)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         18,832,116        15,298,490
                                                                              ----------        ----------
Net increase (decrease) in net assets resulting from operations               83,154,870       (72,553,782)
                                                                              ----------       -----------
Proceeds from contributions                                                   22,782,493        12,839,018
Fair value of withdrawals                                                    (12,875,419)      (37,231,532)
                                                                             -----------       -----------
Net contributions (withdrawals) from partners                                  9,907,074       (24,392,514)
                                                                               ---------       -----------
Total increase (decrease) in net assets                                       93,061,944       (96,946,296)
Net assets at beginning of year                                              120,910,258       217,856,554
                                                                             -----------       -----------
Net assets at end of year                                                   $213,972,202      $120,910,258
                                                                            ============      ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

World Technologies Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

World Technologies Portfolio (the Portfolio) is a series of World Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. The Portfolio invests in equity securities of companies in the information technology industry throughout the world. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Foreign securities are valued based on quotations from the principal market in which securities are normally traded. American Express Financial Corporation
(AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Portfolio and board of trustees if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Portfolio also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

--------------------------------------------------------------------------------
15   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Portfolio also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Portfolio is subject to the credit risk that the other party will not complete its contract obligations.

Illiquid securities

As of Oct. 31, 2003, investments in securities included issues that are illiquid which the Portfolio currently limits to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities as of Oct. 31, 2003 was $667,931 representing 0.31% of net assets. These securities are valued at fair value according to methods selected in good faith by the board. According to board guidelines, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

--------------------------------------------------------------------------------
16   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Portfolio on a forward-commitment basis, including when-issued securities and future capital commitments for limited partnership interests, can take place one month or more after the transaction date. During this period, when-issued securities are subject to market fluctuations, and they may affect the Portfolio's net assets the same as owned securities. The Portfolio designates cash or liquid securities at least equal to the amount of its forward-commitments. As of Oct. 31, 2003, the Portfolio has entered into outstanding future capital commitments for limited partnership interests of $1,000,000.

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with AEFC to manage its portfolio. Under this agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.72% to 0.595% annually. On Nov. 13, 2002, shareholders approved the addition of the performance incentive adjustment that may adjust the management fee upward or downward based upon a comparison of the performance of Class A shares of the AXP Global Technology Fund to the Lipper Science and Technology Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The first adjustment was made on June 1, 2003 and covered the six-month period beginning Dec. 1, 2002. The adjustment increased the fee by $67,468 for the year ended Oct. 31, 2003.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
17   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

During the year ended Oct. 31, 2003, the Portfolio's custodian fees were reduced by $250 as a result of earnings credits from overnight cash balances. The Portfolio also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express
Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $800,351,844 and $794,939,151, respectively, for the year ended Oct. 31, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $495,249 for the year ended Oct. 31, 2003.

4. LENDING OF PORTFOLIO SECURITIES

As of Oct. 31, 2003, securities valued at $4,714,700 were on loan to brokers. For collateral, the Portfolio received $4,750,000 in cash. Income from securities lending amounted to $42,823 for the year ended Oct. 31, 2003. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended Oct. 31,                                             2003       2002     2001     2000     1999
Ratio of expenses to average daily net assets(a)                         .84%       .77%     .75%     .74%    1.14%
Ratio of net investment income (loss) to average daily net assets       (.37%)     (.51%)   (.11%)    .10%    (.98%)
Portfolio turnover rate (excluding short-term securities)                546%       391%     233%     116%     113%
Total return(b)                                                        68.97%    (34.78%) (69.21%)  66.70%  109.53%

Notes to financial highlights

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
18   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD OF TRUSTEES AND UNITHOLDERS

WORLD TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of World Technologies Portfolio (a series of World Trust) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of World Technologies Portfolio as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

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19   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Global Technology Fund

Oct. 31, 2003
Assets
Investment in Portfolio (Note 1)                                                                     $ 213,943,279
Capital shares receivable                                                                                  123,191
                                                                                                           -------
Total assets                                                                                           214,066,470
                                                                                                       -----------
Liabilities
Capital shares payable                                                                                      21,930
Accrued distribution fee                                                                                     2,876
Accrued service fee                                                                                              1
Accrued transfer agency fee                                                                                  3,107
Accrued administrative services fee                                                                            353
Other accrued expenses                                                                                      41,062
                                                                                                            ------
Total liabilities                                                                                           69,329
                                                                                                            ------
Net assets applicable to outstanding capital stock                                                   $ 213,997,141
                                                                                                     =============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $   1,292,669
Additional paid-in capital                                                                             624,584,419
Undistributed net investment income                                                                        148,698
Accumulated net realized gain (loss) (Note 5)                                                         (426,465,386)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                   14,436,741
                                                                                                        ----------
Total -- representing net assets applicable to outstanding capital stock                             $ 213,997,141
                                                                                                     =============
Net assets applicable to outstanding shares:               Class A                                   $ 145,381,527
                                                           Class B                                   $  64,386,508
                                                           Class C                                   $   3,999,864
                                                           Class Y                                   $     229,242
Net asset value per share of outstanding capital stock:    Class A shares       84,335,891           $        1.72
                                                           Class B shares       42,182,314           $        1.53
                                                           Class C shares        2,615,766           $        1.53
                                                           Class Y shares          132,926           $        1.72
                                                                                   -------           -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Global Technology Fund

Year ended Oct. 31, 2003
Investment income
Income:
Dividends                                                                         $   391,927
Interest                                                                              323,035
Fee income from securities lending                                                     42,817
   Less foreign taxes withheld                                                        (27,512)
                                                                                      -------
Total income                                                                          730,267
                                                                                      -------
Expenses (Note 2):
Expenses allocated from Portfolio                                                   1,301,206
Distribution fee
   Class A                                                                            261,243
   Class B                                                                            477,623
   Class C                                                                             26,874
Transfer agency fee                                                                   999,213
Incremental transfer agency fee
   Class A                                                                             74,212
   Class B                                                                             58,920
   Class C                                                                              2,856
Service fee -- Class Y                                                                    114
Administrative services fees and expenses                                              93,713
Compensation of board members                                                           7,125
Printing and postage                                                                   42,448
Registration fees                                                                      55,623
Audit fees                                                                              7,000
Other                                                                                   8,673
                                                                                        -----
Total expenses                                                                      3,416,843
   Earnings credits on cash balances (Note 2)                                          (1,281)
                                                                                       ------
Total net expenses                                                                  3,415,562
                                                                                    ---------
Investment income (loss) -- net                                                    (2,685,295)
                                                                                   ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions                                                           64,893,085
   Foreign currency transactions                                                       (8,703)
                                                                                       ------
Net realized gain (loss) on investments                                            64,884,382
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies              18,829,617
                                                                                   ----------
Net gain (loss) on investments and foreign currencies                              83,713,999
                                                                                   ----------
Net increase (decrease) in net assets resulting from operations                   $81,028,704
                                                                                  ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Global Technology Fund

Year ended Oct. 31,                                                              2003             2002
Operations
Investment income (loss) -- net                                             $ (2,685,295)     $ (3,613,346)
Net realized gain (loss) on investments                                       64,884,382       (86,881,115)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies         18,829,617        15,296,644
                                                                              ----------        ----------
Net increase (decrease) in net assets resulting from operations               81,028,704       (75,197,817)
                                                                              ----------       -----------
Capital share transactions (Note 3)
Proceeds from sales
   Class A shares (Note 2)                                                    40,338,279        37,783,172
   Class B shares                                                             11,875,873        14,424,364
   Class C shares                                                              1,324,959         1,493,914
   Class Y shares                                                                138,070            76,038
Payments for redemptions
   Class A shares                                                            (30,612,393)      (54,052,105)
   Class B shares (Note 2)                                                   (10,091,766)      (19,608,355)
   Class C shares (Note 2)                                                      (704,810)       (1,832,580)
   Class Y shares                                                                (29,506)          (46,571)
                                                                                 -------           -------
Increase (decrease) in net assets from capital share transactions             12,238,706       (21,762,123)
                                                                              ----------       -----------
Total increase (decrease) in net assets                                       93,267,410       (96,959,940)
Net assets at beginning of year                                              120,729,731       217,689,671
                                                                             -----------       -----------
Net assets at end of year                                                   $213,997,141      $120,729,731
                                                                            ============      ============
Undistributed net investment income                                         $    148,698      $     86,706
                                                                            ------------      ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
22   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Global Technology Fund
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP Global Technology Fund (a series of AXP Global Series, Inc.)
is registered under the Investment Company Act of 1940 (as amended) as a non-diversified, open-end management investment company. AXP Global Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in World Technologies Portfolio

The Fund invests all of its assets in World Technologies Portfolio (the Portfolio), a series of World Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests in equity securities of companies in the information technology industry throughout the world.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of Oct. 31, 2003 was 99.99%. Valuation of securities held by the Portfolio is discussed in Note 1 of the Portfolio's "Notes to financial statements" (included elsewhere in this report).

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
23   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,747,287 and accumulated net realized loss has been decreased by $8,703 resulting in a net reclassification adjustment to decrease paid-in capital by $2,755,990.

The tax character of distributions paid for the years indicated is as follows:

Year ended Oct. 31,                              2003            2002

Class A
Distributions paid from:
      Ordinary income                             $--             $--
      Long-term capital gain                       --              --
Class B
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --
Class C
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --
Class Y
Distributions paid from:
      Ordinary income                              --              --
      Long-term capital gain                       --              --

As of Oct. 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                           $          --
Accumulated long-term gain (loss)                       $(425,961,372)
Unrealized appreciation (depreciation)                  $  14,081,425

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

--------------------------------------------------------------------------------
24   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is not being charged to the Fund until a new transfer agency system is installed.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

--------------------------------------------------------------------------------
25   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $470,632 for Class A, $72,179 for Class B and $549 for Class C for the year ended Oct. 31, 2003.

During the year ended Oct. 31, 2003, the Fund's transfer agency fees were reduced by $1,281 as a result of earnings credits from overnight cash balances.

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended Oct. 31, 2003
                                            Class A      Class B      Class C    Class Y
Sold                                     29,664,616    9,892,297    1,093,757     97,979
Issued for reinvested distributions              --           --           --         --
Redeemed                                (23,738,698)  (8,875,386)    (608,977)   (21,555)
                                        -----------   ----------     --------    -------
Net increase (decrease)                   5,925,918    1,016,911      484,780     76,424
                                          ---------    ---------      -------     ------

                                                      Year ended Oct. 31, 2002
                                            Class A      Class B      Class C    Class Y
Sold                                     24,601,849   10,522,166    1,103,099     50,002
Issued for reinvested distributions              --           --           --         --
Redeemed                                (37,466,707) (16,160,687)  (1,796,278)   (29,205)
                                        -----------  -----------   ----------    -------
Net increase (decrease)                 (12,864,858)  (5,638,521)    (693,179)    20,797
                                        -----------   ----------     --------     ------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Oct. 31, 2003.

--------------------------------------------------------------------------------
26   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes the Fund has a capital loss carry-over of $425,961,372 as of Oct. 31, 2003, that will expire in 2009 through 2010, if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $1.03      $1.60     $ 5.26    $ 11.27      $ 5.41
Income from investment operations:
Net investment income (loss)                                             (.02)      (.03)      (.02)      (.01)       (.08)
Net gains (losses) (both realized and unrealized)                         .71       (.54)     (3.64)      7.05        5.94
Total from investment operations                                          .69       (.57)     (3.66)      7.04        5.86
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.72      $1.03     $ 1.60    $  5.26      $11.27

Ratios/supplemental data
Net assets, end of period (in thousands)                             $145,382    $80,831   $146,139   $319,164      $7,435
Ratio of expenses to average daily net assets(c)                        1.94%      1.91%      1.63%      1.24%(e)    1.11%(e)
Ratio of net investment income (loss) to average daily net assets      (1.47%)    (1.65%)     (.99%)     (.38%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.99%    (35.62%)   (69.58%)    66.58%     108.32%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
27   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $ .92      $1.44     $ 4.77    $ 11.02      $ 5.33
Income from investment operations:
Net investment income (loss)                                             (.03)      (.04)      (.04)      (.04)       (.14)
Net gains (losses) (both realized and unrealized)                         .64       (.48)     (3.29)      6.84        5.83
Total from investment operations                                          .61       (.52)     (3.33)      6.80        5.69
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.53      $ .92     $ 1.44    $  4.77      $11.02

Ratios/supplemental data
Net assets, end of period (in thousands)                              $64,387    $37,877    $67,425   $138,545        $220
Ratio of expenses to average daily net assets(c)                        2.75%      2.71%      2.42%      2.01%(f)    1.86%(f)
Ratio of net investment income (loss) to average daily net assets      (2.27%)    (2.45%)    (1.78%)    (1.16%)     (1.76%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.30%    (36.11%)   (69.81%)    65.25%     106.72%

Class C
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001      2000(b)
Net asset value, beginning of period                                    $ .92      $1.44     $ 4.77      $5.05
Income from investment operations:
Net investment income (loss)                                             (.03)      (.04)      (.04)      (.01)
Net gains (losses) (both realized and unrealized)                         .64       (.48)     (3.29)      (.27)
Total from investment operations                                          .61       (.52)     (3.33)      (.28)
Net asset value, end of period                                          $1.53      $ .92     $ 1.44      $4.77

Ratios/supplemental data
Net assets, end of period (in thousands)                               $4,000     $1,964     $4,069     $3,298
Ratio of expenses to average daily net assets(c)                        2.72%      2.69%      2.42%      2.01%(d),(g)
Ratio of net investment income (loss) to average daily net assets      (2.26%)    (2.39%)    (1.84%)    (1.17%)(d)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%
Total return(j)                                                        66.30%    (36.11%)   (69.81%)    (5.54%)(k)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Oct. 31,                                             2003       2002       2001       2000        1999
Net asset value, beginning of period                                    $1.03      $1.60     $ 5.25    $ 11.27      $ 5.41
Income from investment operations:
Net investment income (loss)                                             (.02)      (.03)      (.02)        --        (.08)
Net gains (losses) (both realized and unrealized)                         .71       (.54)     (3.63)      7.03        5.94
Total from investment operations                                          .69       (.57)     (3.65)      7.03        5.86
Less distributions:
Distributions from realized gains                                          --         --         --      (1.29)         --
Tax return of capital                                                      --         --         --     (11.76)(i)      --
Total distributions                                                        --         --         --     (13.05)         --
Net asset value, end of period                                          $1.72      $1.03     $ 1.60    $  5.25      $11.27

Ratios/supplemental data
Net assets, end of period (in thousands)                                 $229        $58        $57        $88        $225
Ratio of expenses to average daily net assets(c)                        1.69%      1.72%      1.49%       .94%(h)    1.11%(h)
Ratio of net investment income (loss) to average daily net assets      (1.25%)    (1.61%)     (.89%)     (.80%)     (1.01%)
Portfolio turnover rate (excluding short-term securities)                546%       391%       233%       116%        113%
Total return(j)                                                        66.99%    (35.63%)   (69.52%)    66.27%     108.32%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.45% and 1.22% for the periods ended Oct. 31, 2000 and 1999, respectively.

(f) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.26% and 1.97% for the periods ended Oct. 31, 2000 and 1999, respectively.

(g) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratio of expenses for Class C would have been 2.26% for the period ended Oct. 31, 2000.

(h) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.19% and 1.12% for the periods ended Oct. 31, 2000 and 1999, respectively.

(i)  A distibution payable to a single corporate shareholder.

(j)  Total return does not reflect payment of a sales charge.

(k)  Not annualized.

Prior to April 19, 2000, the Fund had not engaged in a broad public offering of its shares, or been subject to redemption requests. It had sold shares only to a single investor. One factor impacting the Fund's 2000 and 1999 performance was the high concentration in technology investments, particularly in securities of internet and communication companies. These investments performed well and had a greater effect on the Fund's performance than similar investments made by other funds because of high concentration, the lack of cash flows and the smaller size of the Fund. There is no assurance that the Fund's future investments will result in the same level of performance.

--------------------------------------------------------------------------------
29   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP GLOBAL SERIES, INC.

We have audited the accompanying statement of assets and liabilities of AXP Global Technology Fund (a series of AXP Global Series, Inc.) as of October 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2003, and the financial highlights for each of the years in the five-year period ended October 31, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Global Technology Fund as of October 31, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

December 12, 2003

--------------------------------------------------------------------------------
30   --   AXP GLOBAL TECHNOLOGY FUND   --   2003 ANNUAL REPORT

PART C. OTHER INFORMATION

Item 23. Exhibits

(a)(1) Articles of Incorporation, dated October 28, 1988, filed as Exhibit 1 to Registration Statement No. 33-25824, are incorporated by reference.

(a)(2) Articles of Amendment, dated October 10, 1990, filed as Exhibit 1 to Registrant's Post Effective Amendment No. 9 to Registration Statement No. 33-25824, are incorporated by reference.

(a)(3) Articles of Amendment, dated June 16, 1999, filed electronically as Exhibit (a)(3) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, are incorporated by reference.

(a)(4) Articles of Amendment of AXP Global Series, Inc., dated November 14, 2002, filed electronically as Exhibit (a)(4) to Registration Statement No. 33-25824 on or about Dec. 20, 2002, are incorporated by reference.

(b) By-laws, as amended January 11, 2001, filed electronically as Exhibit (b) to Registrant's Post-Effective Amendment No. 36 to Registration Statement No. 33-25824 filed on or about Dec. 20, 2001, are incorporated by reference.

(c)       Instruments Defining Rights of Security Holders: Not Applicable.

(d)(1) Investment Management Services Agreement between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund, and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 5(a) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-25824, is incorporated by reference.

          The agreement for IDS Global Bond and IDS Global Growth Fund was assumed by corresponding Portfolios when each Fund adopted the master/feeder structure. IDS Emerging Markets Fund and IDS Innovations Fund are part of a master/feeder structure. Therefore, the Investment Management Services Agreement is with the corresponding Portfolios.

(d)(2) Investment Management Services Agreement between AXP Global Series, Inc., on behalf of its underlying series AXP Global Balanced Fund, and American Express Financial Corporation dated December 1, 2002 filed electronically as Exhibit (d)(6) to Registration Statement
          No. 33-25824 on or about Dec. 20, 2002, is incorporated by reference.

(d)(3) Investment Advisory Agreement between American Express Financial Corporation and American Express Asset Management International Inc. dated Feb. 11, 1999, for AXP Global Balanced Fund filed as Exhibit
          (d)(6) to AXP Variable Portfolio - Investment Series, Inc.'s Post-Effective Amendment No. 37, to Registration Statement No. 2-73115 filed on or about May 28, 1999, is incorporated by reference.

(d)(4) Addendum to Investment Advisory Agreement dated June 26, 2000 between American Express Financial Corporation and American Express Asset Management International Inc. for AXP Global Balanced Fund filed as Exhibit (d)(4) to AXP International Fund, Inc.'s Post-Effective Amendment No. 33, to Registration Statement No. 2-92309 filed on or about December 21, 2000, is incorporated by reference.

(e) Distribution Agreement, dated July 8, 1999, between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (e) to AXP Utilities Income Fund, Inc. Post-Effective Amendment No. 22 to Registration Statement
          No. 33-20872 filed on or about August 27, 1999. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15% of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g)(1) Custodian Agreement between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund, and American Express Trust Company, dated March 20, 1995, filed electronically as Exhibit 8(a) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-25824, is incorporated by reference.

(g)(2) Custodian Agreement between IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund, IDS Global Balanced Fund and IDS Innovations Fund, and American Express Trust Company, dated November 13, 1996, filed electronically as Exhibit 8(b) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-25824, is incorporated by reference.

(g)(3) Addendum to the Custodian Agreement between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund, American Express Trust Company and American Express Financial Corporation, dated May 13, 1996, filed electronically as Exhibit 8(e) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-25824, is incorporated by reference.

(g)(4) Addendum to the Custodian Agreement between IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund and IDS Innovations Fund, American Express Trust Company and American Express Financial Corporation, dated November 13, 1996, filed electronically as Exhibit 8(d) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-25824, is incorporated by reference.

(g)(5) Custodian Agreement Amendment between IDS International Fund, Inc. and American Express Trust Company, dated October 9, 1997, filed electronically on or about December 23, 1997 as Exhibit 8(c) to IDS International Fund, Inc.'s Post-Effective Amendment No. 26 to Registration Statement No. 2-92309, is incorporated by reference. Registrant's Custodian Agreement Amendments differ from the one incorporated by reference only by the fact that Registrant is one executing party.

(g)(6) Custodian Agreement, dated May 13, 1999, between American Express Trust Company and The Bank of New York is incorporated by reference to Exhibit (g)(3) to IDS Precious Metals Fund, Inc Post -Effective Amendment No. 33 to Registration Statement File No. 2-93745 filed on or about May 24, 1999.

(g)(7) Custodian Agreement First Amendment between American Express Trust Company and The Bank of New York, dated December 1, 2000, filed electronically as Exhibit (g)(4) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(8) Custodian Agreement Second Amendment between American Express Trust Company and The Bank of New York, dated June 7, 2001, filed electronically as Exhibit (g)(5) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(9) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated January 31, 2002, filed electronically as Exhibit (g)(6) to AXP Precious Metals Fund, Inc. Post-Effective Amendment No. 37 to Registration Statement No. 2-93745, filed on or about May 28, 2002 is incorporated by reference.

(g)(10) Custodian Agreement Amendment between American Express Trust Company and The Bank of New York, dated April 29, 2003, filed electronically as Exhibit (g)(8) to AXP Partners Series, Inc. Post-Effective Amendment No. 7 to Registration Statement
          No. 333-57852, filed on or about May 22, 2003 is incorporated by reference.

(h)(1) Administrative Services Agreement between IDS Global Series, Inc., on behalf of IDS Global Bond Fund and IDS Global Growth Fund, and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(f) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-25824, is incorporated by reference.

(h)(2) Administrative Services Agreement between IDS Global Series, Inc., on behalf of IDS Emerging Markets Fund, IDS Global Balanced Fund and IDS Innovations Fund, and American Express Financial Corporation, dated November 13, 1996, filed electronically as Exhibit 9(g) to Registrant's Post-Effective Amendment No. 27 to Registration Statement No. 33-25824, is incorporated by reference.

(h)(3) Amendment to Administrative Services Agreement between AXP Growth Series, Inc. and American Express Financial Corporation, dated June 3, 2002, filed electronically on or about June 12, 2002 as Exhibit (h)(7) to AXP Growth Series, Inc. Post-Effective Amendment No. 71 to Registration Statement No. 2-38355, is incorporated by reference. Registrant's Amendments to Administrative Services Agreements differ from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(4) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement, on behalf of IDS Emerging Markets Fund, IDS Global Balanced Fund, IDS Global Bond Fund and IDS Global Growth Fund, differs from the one incorporated by reference only by the fact that Registrant is one executing party. Registrant's Class Y Shareholder Service Agreement, on behalf of AXP Innovations Fund, differs from the one incorporated by reference only by the fact that Registrant is one executing party and it is dated March 15, 2000.

(h)(5) Transfer Agency Agreement between AXP Global Series, Inc., on behalf of AXP Emerging Markets Fund, AXP Global Balanced Fund, AXP Global Bond Fund, AXP Global Growth Fund and AXP Global Technology Fund, and American Express Client Service Corporation, dated May 1, 2003, filed electronically on or about Oct. 23, 2003 as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 33-25824 is incorporated by reference.

(h)(6) Class I Shares Transfer Agency Agreement between the American Express Funds and American Express Client Service Corporation dated Nov. 13, 2003 filed electronically on or about Nov. 25, 2003 as Exhibit (h)(9), is incorporated by reference to AXP Stock Series, Inc. Post-Effective Amendment No. 105 to Registration Statement No. 2-11358.

(h)(7) License Agreement, dated January 12, 1989, filed as Exhibit 9(b) to Registrant's Post-Effective Amendment No. 1 to Registration Statement No. 33-25824, is incorporated by reference.

(h)(8) License Agreement, dated June 17, 1999, between the American Express Funds and American Express Company, filed electronically on or about September 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(9) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Emerging Markets Fund, and Strategist World Fund, Inc., on behalf of Strategist Emerging Markets Fund, dated March 10, 2000, filed electronically as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(10) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Global Bond Fund, and Strategist World Fund, Inc., on behalf of Strategist World Income Fund, dated March 10, 2000, filed electronically as Exhibit (h)(8) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(11) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Global Growth Fund, and Strategist World Fund, Inc., on behalf of Strategist World Growth Fund, dated March 10, 2000, filed electronically as Exhibit (h)(9) to Registrant's Post-Effective Amendment No. 35 to Registration Statement No. 33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(12) Agreement and Plan of Reorganization between AXP Global Series, Inc., on behalf of AXP Innovations Fund, and Strategist World Fund, Inc., on behalf of Strategist World Technologies Fund, dated March 10, 2000,
          filed   electronically  as  Exhibit  (h)(10)  to  Registrant's
          Post-Effective  Amendment  No.  35  to  Registration  Statement  No.
          33-25824 filed on or about Dec. 21, 2000, is incorporated by reference.

(h)(13) Fee Waiver Agreement between American Express Financial Corporation, American Express Client Service Corporation and AXP Emerging Markets Fund, dated Nov. 1, 2003, is filed electronically herewith.

(h)(14) Fee Waiver Agreement between American Express Financial Corporation, American Express Client Service Corporation and AXP Global Technology Fund, dated Nov. 1, 2003, is filed electronically herewith.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)       Independent Auditors' Consent is filed electronically herewith.

(k)       Omitted Financial Statements: None.

(l) Agreement made in consideration for providing initial capital between IDS Global Series, Inc. and IDS Financial Corporation, filed as
          Exhibit 13 to Registration Statement No. 33-25824, is incorporated by reference.

(m)(1) Plan and Agreement of Distribution, dated July 1, 1999, between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc. Post-Effective Amendment No. 36 to Registration Statement File No.
          2-72174 filed on or about July 30, 1999. Registrant's Plan and Agreement of Distribution differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(m)(2) Plan and Agreement of Distribution for Class C shares, dated March 9, 2000, between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
          Statement File No. 2-51586 filed on or about June 14, 2000. Registrant's Plan and Agreement of Distribution for Class C shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n) Rule 18f-3 Plan, dated March 9, 2000, is incorporated by reference to Exhibit (n) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)       Reserved.

(p)(1)    Code  of  Ethics  adopted  under  Rule  17j-1  for  Registrant   filed
          electronically on or about March 30, 2000, as Exhibit (p)(1) to AXP Market Advantage Series, Inc. Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter dated May 2003, filed electronically on or about Aug. 15, 2003, as Exhibit (p)(2) to AXP Fixed Income Series, Inc. Post-Effective Amendment No. 55 to Registration Statement No. 2-51586, is incorporated by reference.

(q)(1) Directors'/Trustees' Power of Attorney, to sign Amendments to this Registration Statement, dated Jan. 8, 2003, filed electronically as Exhibit (q)(1) on or about Oct. 23, 2003 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 33-25824 is incorporated by reference.

(q)(2) Officers' Power of Attorney, to sign Amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-25824 on or about October 23, 2002 is incorporated by reference.

(q)(3) Officers' Power of Attorney, to sign Amendments to this Registration Statement, dated September 17, 2002, filed electronically as Exhibit
          (q)(3) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-25824 on or about October 23, 2002 is incorporated by reference.

(q)(4) Trustees' Power of Attorney, to sign Amendments to this Registration Statement, dated Jan. 8, 2003, filed electronically as Exhibit (q)(4) on or about Oct. 23, 2003 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 33-25824 is incorporated by reference.

(q)(5) Officers' Power of Attorney, to sign Amendments to this Registration Statement, dated Jan. 9, 2002, filed electronically as Exhibit (q)(5) is incorporated by reference to AXP Global Series, Inc. Post-Effective Amendment No. 37 filed on or about October 23, 2002.

(q)(6) Officers' Power of Attorney, to sign Amendments to this Registration Statement, dated September 18, 2002, filed electronically as Exhibit
          (q)(6) to Registrant's Post-Effective Amendment No. 37 to Registration Statement No. 33-25824 on or about October 23, 2002 is incorporated by reference.

Item 24.  Persons Controlled by or Under Common Control with the Registrant:

          None.

Item 25.  Indemnification

The Articles of Incorporation of the registrant provide that the Fund shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that she or he is or was a director, officer, employee or agent of the Fund, or is or was serving at the request of the Fund as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Fund may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended. The By-laws of the registrant provide that present or former directors or officers of the Fund made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Fund to the full extent authorized by the Minnesota Business Corporation Act, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the directors, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address*                Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------
Ruediger Adolf                  American Express Financial                                Senior Vice President
Senior Vice President           Advisors Inc.

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director and Vice President - Annuities
Vice President - General        Assurance Company            P.O. Box 5555
Manager Annuities                                            Albany, NY  12205-0555

                                American Enterprise Life                                  Director, Chairman of the Board and
                                Insurance Company                                         Executive Vice President - Annuities

                                American Express Financial                                Vice President - General Manager
                                Advisors Inc.                                             Annuities

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Life Insurance Company                                Director and Executive Vice President -
                                                                                          Annuities

                                IDS Life Insurance Company   P.O. Box 5144                Director and Vice President - Annuities
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director and Chairman of the Board

                                IDS Life Variable Annuity                                 Manager and Chairman of the Board
                                Funds A & B

Ward D. Armstrong               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Retirement Services and Asset
Retirement Services                                                                       Management
and Asset Management
                                American Express Asset                                    Director and President
                                Management Group Inc.

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

                                Kenwood Capital Management LLC                            Manager

                                Northwinds Marketing                                      Manager
                                Group LLC

John M. Baker                   American Express Financial                                Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                                             Sponsor Services
Services
                                American Express Asset                                    Vice President
                                Management Group Inc.

                                American Express Trust                                    Director and Senior Vice President
                                Company

Dudley Barksdale                American Express Financial                                Vice President - Service
Vice President - Service        Advisors Inc.                                             Development
Development

Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director, President and Chief
Vice President -                Assurance Company            P.O. Box 5555                Executive Officer
Insurance Products                                           Albany, NY  12205-0555

                                American Express Financial                                Vice President - Insurance
                                Advisors Inc.                                             Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Maryland Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President and Chief
                                Agency of Oklahoma Inc.                                   Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company                                         and Vice President-Insurance Products

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Life Insurance Company                                Director and President

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Life Variable Annuity                                 Manager, President and Chief
                                Funds A & B                                               Executive Officer

                                IDS REO 1, LLC                                            President

                                IDS REO 2, LLC                                            President

Arthur H. Berman                American Express                                          Senior Vice President and
Senior Vice President and       Financial Advisors Inc.                                   Chief Financial Officer
Chief Financial Officer
                                American Express                                          Director
                                Trust Company

Walter S. Berman                Advisory Capital Partners LLC                             Treasurer
Director, Senior Vice President
and Treasurer                   Advisory Capital Strategies                               Treasurer
                                Group Inc.

                                Advisory Convertible Arbitrage LLC                        Treasurer

                                Advisory Credit Opportunities                             Treasurer
                                GP LLC

                                Advisory Quantitative                                     Treasurer
                                Equity (General Partner) LLC

                                Advisory Select LLC                                       Treasurer

                                American Centurion Life                                   Treasurer
                                Assurance Company

                                American Enterprise Life                                  Vice Pesident and Treasurer
                                Insurance Company

                                American Enterprise REO 1, LLC                            Treasurer

                                American Express Asset Management                         Treasurer
                                Group, Inc.

                                American Express                                          Director and Treasurer
                                Certificate Company

                                American Express Client                                   Treasurer
                                Service Corporation

                                American Express Corporation                              Treasurer

                                American Express Financial                                Director, Senior Vice President
                                Advisors Inc.                                             and Treasurer

                                American Express Financial                                Treasurer
                                Advisors Japan Inc.

                                American Express Insurance                                Treasurer
                                Agency of Alabama Inc.

                                American Express Insurance                                Treasurer
                                Agency of Arizona Inc.

                                American Express Insurance                                Treasurer
                                Agency of Idaho Inc.

                                American Express Insurance                                Treasurer
                                Agency of Maryland Inc.

                                American Express Insurance                                Treasurer
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Treasurer
                                Agency of Nevada Inc.

                                American Express Insurance                                Treasurer
                                Agency of New Mexico Inc.

                                American Express Insurance                                Treasurer
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Treasurer
                                Agency of Wyoming Inc.

                                American Partners Life                                    Vice Pesident and Treasurer
                                Insurance Company

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Maryland, Inc.

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Pennsylvania, Inc.

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                AMEX Assurance Company                                    Treasurer

                                IDS Cable Corporation                                     Treasurer

                                IDS Cable II Corporation                                  Treasurer

                                IDS Capital Holdings Inc.                                 Treasurer

                                IDS Insurance Agency of                                   Treasurer
                                Arkansas, Inc.

                                IDS Life Insurance Company                                Vice Pesident and Treasurer

                                IDS Life Insurance Company                                Vice Pesident and Treasurer
                                of New York

                                IDS Management Corporation                                Treasurer

                                IDS Partnership Services                                  Treasurer
                                Corporation

                                IDS Property Casualty                                     Treasurer
                                Insurance Company

                                IDS Realty Corporation                                    Treasurer

                                IDS REO 1, LLC                                            Treasurer

                                IDS REO 2, LLC                                            Treasurer

Robert C. Bloomer               American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Leslie H. Bodell                American Express                                          Vice President - Technologies
Vice President -                Financial Advisors Inc.
Technologies

Kenneth I. Chenault             American Express Company     World Financial Center       Chairman and Chief
Director                                                     200 Vesey Street             Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company                                    Director, President and Chief
Vice President and General                                                                Executive Officer
Manager - IDS Property
Casualty                        American Express Financial                                Vice President and General
                                Advisors Inc.                                             Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director, President and Chief
                                Insurance Company            DePere, WI 54115             Executive Officer

Paul A. Connolly                American Express Financial                                Vice President - Retail Distribution
Vice President - Retail         Advisors Inc.                                             Services
Distribution Services

James M. Cracchiolo             American Express Financial                                Director, Chairman of the Board,
Director, Chairman of           Advisors Inc.                                             President and Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel

Luz Maria Davis                 American Express Financial                                Vice President - AEFA
Vice President - AEFA           Advisors Inc.                                             Communications
Communications

William V. Elliott              American Express Financial                                Vice President - Financial
Vice President - Financial      Advisors Inc.                                             Planning and Advice
Planning and Advice

Benjamin R. Field               American Express                                          Vice President - Finance Education &
Vice President - Finance        Financial Advisors Inc.                                   Planning Services
Education & Planning
Services

Giunero Floro                   American Express                                          Vice President - Creative Services
Vice President - Creative       Financial Advisors Inc.
Services

Terrence J. Flynn               American Express                                          Vice President - Brokerage Clearing
Vice President - Brokerage      Financial Advisors Inc.                                   Operations
Clearing Operations
                                American Enterprise                                       Senior Vice President
                                Investment Services Inc.


Jeffery P. Fox                  American Express                                          Vice President - Investment Accounting
Vice President -                Financial Advisors Inc.
Investment Accounting
                                IDS Life Series, Inc.                                     Chief Financial Officer

                                IDS Life Variable Annuity                                 Chief Financial Officer
                                Funds A & B

Barbara H. Fraser               American Express Financial                                Executive Vice President -  Chief
Executive Vice                  Advisors Inc.                                             Marketing Officer
President - Chief
Marketing Officer               IDS Life Insurance Company                                Director, Chairman of the Board and
                                                                                          Chief Executive Officer

                                American Express Trust Company                            Vice President

Gordon M. Fines                 American Express Asset                                    Senior Vice President -
Vice President - Senior         Management Group Inc.                                     Growth Spectrum
Portfolio Manager I
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager I

Peter A. Gallus                 American Express Financial                                Vice President -
Vice President - Investment     Advisors Inc.                                             Investment Administration
Administration
                                Kenwood Capital Management LLC                            Manager

                                IDS Capital Holdings Inc.                                 Vice President and Controller

Steve Guida                     American Enterprise                                       Vice President
Vice President - New            Investment Services Inc.
Business and Service
                                American Express Financial                                Vice President - New
                                Advisors Inc.                                             Business and Service

Teresa A. Hanratty              American Express Financial                                Senior Vice
Senior Vice                     Advisors Inc.                                             President - Field Management
President - Field Management

Lorraine R. Hart                AMEX Assurance Company                                    Vice President -
Vice President - Investment                                                               Investments
Administration Officer
                                American Centurion Life      20 Madison Ave. Extension    Vice President -  Investments
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President -  Investments
                                Insurance Company            Minneapolis, MN  55474

                                American Enterprise          829 AXP Financial Center     Vice President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express                                          Vice President -  Investments
                                Certificate Company

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer

                                American Express International                            Vice President - Investments
                                Deposit Company

                                American Express Financial                                Vice President - Investment
                                Advisors Inc.                                             Administration Officer

                                American Express                                          Vice President -  Investments
                                International Deposit
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President - Investments

                                IDS Life Insurance Company                                Vice President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President - Investments
                                of New York                  Albany, NY 12205

                                IDS Life Series Fund, Inc.                                Vice President - Investments

                                IDS Life Variable Annuity                                 Vice President - Investments
                                Funds A and B

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

                                IDS REO 1, LLC                                            Vice President

                                IDS REO 2, LLC                                            Vice President

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

Janis K. Heaney                 American Express Financial                                Vice President - Incentive
Vice President - Incentive      Advisors Inc.                                             Management
Management

Brian M. Heath                  American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Sales Manager
and General Sales Manager

Henry Heitman                   American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             Product Development
Product Development

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director, Vice President - Third
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555        Party Distribution
Distribution
                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                American Enterprise          829 AXP Financial Center     President
                                REO 1, LLC                   Minneapolis, MN  55474

                                American Express Financial                                Vice President - Third
                                Advisors Inc.                                             Party Distribution

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Debra A. Hutchinson             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

James M. Jensen                 American Express Financial                                Vice President - Advice
Vice President - Advice and     Advisors Inc.                                             and Retail Distribution
Retail Distribution Group,                                                                Group Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Nancy E. Jones                  American Express Financial                                Vice President - Business Development
Vice President -                Advisors Inc.                                             Strategy
Business Development
Strategy

William A. Jones                American Express                                          Vice President - Technologies III
Vice President -                Financial Advisors Inc.
Technologies III

John C. Junek                   American Express Financial                                Senior Vice President and
Senior Vice President           Advisors Inc.                                             General Counsel
and General Counsel
                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial                                Vice President - Retail
Vice President - Retail         Advisors Inc.                                             Distribution Services and
Distribution Services and                                                                 Chief of Staff
Chief of Staff

Theresa A. Kaminski
Vice President -
Compliance

Michelle M. Keeley              American Express                                          Senior Vice President - Fixed Income
Senior Vice President -         Financial Advisors Inc.
Fixed Income
                                American Express Asset                                    Director
                                Management Group, Inc.

Claire Kolmodin                 American Express Financial                                Vice President - Strategic
Vice President - Strategic      Advisors Inc.                                             Initiatives
Initiatives

Christopher J. Kopka            Advisory Capital Partners LLC                             Money Laundering
                                                                                          Prevention Officer

                                Advisory Capital Strategies                               Money Laundering
                                Group Inc.                                                Prevention Officer

                                Advisory Convertible Arbitrage LLC                        Money Laundering
                                                                                          Prevention Officer

                                Advisory Credit Opportunities                             Money Laundering
                                GP LLC                                                    Prevention Officer

                                Advisory Quantitative                                     Money Laundering
                                Equity (General Partner) LLC                              Prevention Officer

                                Advisory Select LLC                                       Money Laundering
                                                                                          Prevention Officer

                                American Enterprise                                       Money Laundering
                                Investment Services, Inc.                                 Prevention Officer

                                American Enterprise Life                                  Money Laundering
                                Insurance Company                                         Prevention Officer

                                American Express Asset Management                         Money Laundering
                                Group, Inc.                                               Prevention Officer

                                American Express Asset Management                         Money Laundering
                                International, Inc.                                       Prevention Officer

                                American Express                                          Money Laundering
                                Certificate Company                                       Prevention Officer

                                American Express Client                                   Money Laundering
                                Service Corporation                                       Prevention Officer

                                American Express Corporation                              Money Laundering
                                                                                          Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Inc.                                             Prevention Officer

                                American Express Financial                                Money Laundering
                                Advisors Japan Inc.                                       Prevention Officer

                                American Express Financial                                Money Laundering
                                Corporation                                               Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Alabama Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Arizona Inc.                                    Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Idaho Inc.                                      Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Maryland Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Massachusetts Inc.                              Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Nevada Inc.                                     Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of New Mexico Inc.                                 Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Oklahoma Inc.                                   Prevention Officer

                                American Express Insurance                                Money Laundering
                                Agency of Wyoming Inc.                                    Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Kentucky, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Maryland, Inc.

                                American Express Property                                 Money Laundering
                                Casualty Insurance Agency                                 Prevention Officer
                                of Pennsylvania, Inc.

                                Boston Equity General                                     Money Laundering
                                Partner LLC                                               Prevention Officer

                                IDS Cable II Corporation                                  Money Laundering
                                                                                          Prevention Officer

                                IDS Insurance Agency of                                   Money Laundering
                                Arkansas, Inc.                                            Prevention Officer

                                IDS Life Series Fund, Inc.                                Money Laundering
                                                                                          Prevention Officer

                                IDS Life Variable Annuity                                 Money Laundering
                                Funds A & B                                               Prevention Officer

                                IDS Property Casualty                                     Money Laundering
                                Insurance Company                                         Prevention Officer

Lori J. Larson                  American Express Financial                                Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                                             and Direct Services
and Direct Services

Daniel E. Laufenberg            American Express Financial                                Vice President and Chief
Vice President and Chief        Advisors Inc.                                             U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial                                Vice President and General
Vice President and General      Advisors Inc.                                             Manager Platinum Financial
Manager Platinum Financial                                                                Services
Services

Catherine M. Libbe              American Express                                          Vice President - Marketing & Product
Vice President -                Financial Advisors Inc.                                   Services
Marketing  & Product
Services

Diane D. Lyngstad               American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer,
Financial Officer,                                                                        U.S. Retail Group
U.S. Retail Group
                                American Express Client                                   Vice President and Chief
                                Service Corporation                                       Financial Officer

Thomas A. Mahowald              American Express Financial                                Vice President and Director of
Vice President and Director     Advisors Inc.                                             Equity Research
of Equity Research

Timothy J. Masek                American Express Financial                                Vice President and Director
Vice President and Director     Advisors Inc.                                             of Fixed Income Research
of Fixed Income Research

Mark T. McGannon                American Express Financial                                Vice President and
Vice President and              Advisors Inc.                                             General Manager - Products Sales
General Manager -
Products Sales

Brian J. McGrane                American Express                                          Vice President - LFO Finance
Vice President -                Financial Advisors Inc.
LFO Finance
                                Advisory Capital Partners LLC                             Vice President and Chief Financial
                                                                                          Officer

                                Advisory Capital                                          Vice President and Chief Financial
                                Strategies Group Inc.                                     Officer

                                Advisory Convertible                                      Vice President and Chief Financial
                                Arbitrage LLC                                             Officer

                                Advisory Credit                                           Vice President and Chief Financial
                                Opportunities GP LLC                                      Officer

                                Advisory Quantitative Equity                              Vice President and Chief Financial
                                (General Partner) LLC                                     Officer

                                Advisory Select LLC                                       Vice President and Chief Financial
                                                                                          Officer

                                American Express Asset                                    Vice President and Chief Financial
                                Management Group Inc.                                     Officer

                                Boston Equity General                                     Vice President and Chief Financial
                                Partner LLC                                               Officer

Sarah M. McKenzie               American Express Financial                                Vice President -
Vice President -                Advisors Inc.                                             Managed and Brokerage Products
Managed and Brokerage
Products                        American Express Personal                                 Director
                                Trust Services, FSB

Timothy S. Meehan               American Express                                          Secretary
Secretary                       Financial Advisors Inc.

                                American Enterprise Investment Services                   Secretary

                                American Enterprise REO 1, LLC                            Secretary

                                American Express Asset                                    Secretary
                                Management Group Inc.

                                American Express Asset                                    Secretary
                                Management International Inc.

                                American Express Client Service                           Secretary
                                Corporation

                                American Express Financial                                Secretary
                                Advisors Inc. Japan

                                American Express Insurance                                Secretary
                                Agency of Alabama Inc.

                                American Express Insurance                                Secretary
                                Agency of Arizona Inc.

                                American Express Insurance                                Secretary
                                Agency of Idaho Inc.

                                American Express Insurance                                Secretary
                                Agency of Maryland Inc.

                                American Express Insurance                                Secretary
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Secretary
                                Agency of Nevada Inc.

                                American Express Insurance                                Secretary
                                Agency of New Mexico Inc.

                                American Express Insurance                                Secretary
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Secretary
                                Agency of Wyoming Inc.

                                American Express Personal                                 Secretary
                                Trust Services, FSB

                                American Express Property                                 Secretary
                                Casualty Insurance Agency

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Kentucky Inc.

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Maryland  Inc.

                                American Express Property Casualty                        Secretary
                                Insurance Agency of Pennslyvania Inc.

                                Amex Assurance Company                                    Secretary

                                IDS Cable Corporation                                     Secretary

                                IDS Cable II Corporation                                  Secretary

                                IDS Capital Holdings Inc.                                 Secretary

                                IDS Insurance Agency of                                   Secretary
                                Arkansas Inc.

                                IDS Life Insurance Company                                Secretary

                                IDS Management Corporation                                Secretary

                                IDS Partnership Services Corporation                      Secretary

                                IDS Property Casualty                                     Secretary
                                Insurance Company

                                IDS Realty Company                                        Secretary

                                IDS REO 1, LLC                                            Secretary

                                IDS REO 2, LLC                                            Secretary

                                Investors Syndicate Development Corp.                     Secretary

Paula R. Meyer                  American Express Financial                                Senior Vice President and General
Senior Vice President           Advisors Inc.                                             Manager - Mutual Funds
and General
Manager - Mutual Funds          American Express Certificate                              Director, President Chairman of the
                                Company                                                   Board and Chief Executive Officer

                                American Express                                          Director and President
                                International Deposit
                                Company

                                American Express                                          Director
                                Trust Company

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Barry J. Murphy                 American Express Client                                   Director, Chairman of the Board,
Executive Vice President -      Service Corporation                                       President and Chief Executive Officer
U.S. Retail Group
                                American Express Financial                                Executive Vice President -
                                Advisors Inc.                                             U.S. Retail Group

                                IDS Life Insurance Company                                Director

Rebecca Nash                    American Express Financial                                Vice President -
Vice President -                Corporation                                               Service Operations
Service Operations
                                AMEX Assurance Company                                    Vice President -
                                                                                          Service Operations

                                IDS Property Casualty                                     Vice President -
                                Insurance Company                                         Service Operations

Balakrish R. Natarajan          American Express Financial                                Vice President - Finance
Vice President - Finance        Advisors Inc.

Francois B. Odouard             American Express Financial                                Vice President - Brokerage
Vice President -                Advisors Inc.
Brokerage

Michael J. O'Keefe              American Express Financial                                Vice President - Advisory
Vice President - Advisory       Advisors Inc.                                             Business Systems
Business Systems

Kristi L. Petersen              American Express Financial                                Vice President - SPS and
Vice President - SPS and        Advisors Inc.                                             External Products
External Products
                                IDS Cable Corporation                                     Director, President and Chief Executive
                                                                                          Officer

                                IDS Cable II Corporation                                  Director, President and Chief Executive
                                                                                          Officer

                                IDS Futures Corporation                                   Director, President and Chief Executive
                                                                                          Officer

                                IDS Management Corporation                                Director, President and Chief Executive
                                                                                          Officer

                                IDS Partnership Services                                  Director, President and Chief Executive
                                Corporation                                               Officer

                                IDS Realty Corporation                                    Director, President and Chief Executive
                                                                                          Officer

Ronald W. Powell                American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                Kenwood Capital Management LLC                            Chief Legal Officer

Teresa J. Rasmussen             American Express Financial                                Vice President and
Vice President and Assistant    Advisors Inc.                                             Assistant General Counsel
General Counsel
                                American Centurion Life                                   Counsel and Secretary
                                Assurance Company

                                American Enterprise Life                                  Director
                                Insurance Company

                                American Express Corporation                              Director, Vice President and Secretary

                                IDS Life Insurance Company                                Vice President, General Counsel and
                                                                                          Assistant Secretary

                                IDS Life Insurance Company   20 Madison Ave. Extension    Assistant General Counsel and
                                of New York                  Albany, NY 12205-0555        Assistant Secretary

                                American Partners                                         Director, Vice President,
                                Life Insurance Company                                    General Counsel and Secretary

Mark A. Riordan                 American Express                                          Vice President - Finance
Vice President - Finance        Financial Advisors Inc.                                   Emerging Technologies
Emerging Technologies

Daniel J. Rivera                American Express                                          Vice President - Senior
Vice President - Senior         Financial Advisors Inc.                                   Portfolio Manager II
Portfolio Manager II

ReBecca K. Roloff               American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital                                          Director
Senior Vice President -         Strategies Group Inc.
Institutional
Group                           Advisory Select LLC                                       Director

                                American Express Asset                                    Director and Chief
                                Management Group Inc.                                     Executive Officer

                                American Express Asset                                    Director and Executive Vice President
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management International,
                                (Japan) Ltd.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Institutional Group

                                American Express Financial                                Director
                                Advisors Japan Inc.

                                American Express Trust                                    Director
                                Company

                                IDS Life Insurance Company                                Director

                                Northwinds Marketing                                      Manager
                                Group LLC

Andrew C. Schell                American Express Financial                                Vice President - Client
Vice President - Client         Advisors Inc.                                             Development and Migration
Development and Migration

Peter B. Schofield              American Express                                          Vice President - Auditing
Vice President - Auditing       Financial Advisors Inc.

Gary A. Scott                   American Express                                          Vice President - Client Acquisition
Vice President -                Financial Advisors Inc.                                   Marketing
Client Acquisition
Marketing

Bridget Sperl                   American Enterprise                                       Director, President and Chief
Senior Vice President -         Investment Services Inc.                                  Executive Officer
Client Service
Organization                    American Express Client                                   Director and Senior Vice President
                                Service Corporation

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Client Service Organization

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

Jacqueline M. Sinjem            American Express Financial                                Vice President - Plan
Vice President - Plan           Financial Corporation                                     Sponsor Services
Sponsor Services
                                American Express Financial                                Vice President - Plan
                                Advisors Inc.                                             Sponsor Services

                                American Express Trust                                    Vice President - Plan
                                Company                                                   Sponsor Services

Lisa A. Steffes                 American Express Financial                                Vice President - Marketing
Vice President - Marketing      Advisors Inc.                                             Offer Development
Offer Development
                                AMEX Assurance Company                                    Director

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

David K. Stewart                American Express                                          Vice President - AEFA Controller
Vice President -                Financial Advisors Inc.
AEFA Controller

Caroline Stockdale-Boon         American Express                                          Senior Vice President -
Senior Vice President -         Financial Advisors Inc.                                   Human Resources
Human Resources

Jeffrey J. Stremcha             American Express Financial                                Vice President - Technologies I
Vice President -                Advisors Inc.
Technologies I

John T. Sweeney                 American Express Financial                                Vice President - Lead
Vice President - Lead           Advisors Inc.                                             Financial Officer, Products Group
Financial Officer,
Products Group                  AMEX Assurance Company                                    Director

                                American Centurion Life                                   Vice President - Finance
                                Assurance Company

                                American Enterprise                                       Vice President - Finance
                                Life Insurance Company

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Maryland Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Certificate                              Vice President - Finance
                                Company

                                American Partners                                         Vice President - Finance
                                Life Insurance Company

                                IDS Cable Corporation                                     Director

                                IDS Cable II Corporation                                  Director

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Life Insurance Company                                Director and Executive
                                                                                          Vice President - Finance

                                IDS Life Insurance Company                                Vice President - Finance
                                New York

                                IDS Partnership                                           Director
                                Services Corporation

                                IDS Property Casualty                                     Director
                                Insurance Company

                                IDS Realty Corporation                                    Director

William F. "Ted" Truscott       Advisory Capital Strategies                               Director
Senior Vice President -         Group Inc.
Chief Investment Officer
                                American Express Asset                                    Director and Chairman of the Board,
                                Management Group Inc.                                     Chief Investment Officer

                                American Express Asset                                    Director
                                Management International Inc.

                                American Express Financial                                Senior Vice President -
                                Advisors Inc.                                             Chief Investment Officer

                                IDS Capital Holdings Inc.                                 Director and President

                                Kenwood Capital Management LLC                            Manager

George F. Tsafaridis            American Express                                          Vice President - Quality & Service Support
Vice President -                Financial Advisors Inc.
Quality & Service Support

Peter S. Velardi                American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Andrew O. Washburn              American Express                                          Vice President - Mutual Fund Marketing
Vice President -                Financial Advisors Inc.
Mutual Fund Marketing

Beth E. Weimer                  American Express Financial                                Vice President - Chief Compliance Officer
Vice President                  Advisors Inc.
Chief Compliance Officer
                                American Enterprise                                       Chief Compliance Officer
                                Investment Services Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management Group Inc.

                                American Express Asset                                    Chief Compliance Officer
                                Management International Inc.

                                IDS Life Insurance Company                                Chief Compliance Officer

Jeffery A. Williams             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Cross-Sell/Strategic
Cross-Sell/Strategic                                                                      Management
Management

William J. Williams             American Express                                          Senior Vice President - Field Management
Senior Vice President -         Financial Advisors Inc.
Field Management

Dianne L. Wilson                American Express                                          Vice President - Insurance Operations
Vice President -                Financial Advisors Inc.
Insurance Operations
                                Amex Assurance Company                                    Director and Senior Vice President

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Property Casualty Company                             Director and Senior Vice President

Michael D. Wolf                 American Express Asset                                    Executive Vice President
Vice President - Senior         Management Group Inc.
Portfolio Manager
                                American Express Financial                                Vice President - Senior
                                Advisors Inc.                                             Portfolio Manager

Michael R. Woodward             American Express Financial                                Senior Vice President -
Senior Vice President -         Advisors Inc.                                             Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

David L. Yowan                  American Enterprise          829 AXP Financial Center     Treasurer
Vice President and Corporate    REO 1, LLC                   Minneapolis, MN  55474
Treasurer
                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Treasurer
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Kenwood Capital Management LLC                            Treasurer

* Unless otherwise noted, address is 70100 AXP Financial Center, Minneapolis, MN 55474.


Item 27. Principal Underwriters.

(a) American Express Financial Advisors acts as principal underwriter for the following investment companies:

          AXP California  Tax-Exempt  Trust;  AXP Dimensions  Series,  Inc.; AXP
          Discovery  Series,  Inc.;  AXP Equity  Series,  Inc.; AXP Fixed Income
          Series,  Inc.; AXP Global Series,  Inc.; AXP Government Income Series,
          Inc.; AXP Growth Series, Inc.; AXP High Yield Income Series, Inc.; AXP
          High Yield  Tax-Exempt  Series,  Inc.;  AXP Income  Series,  Inc.; AXP
          International  Series,  Inc.; AXP Investment Series, Inc.; AXP Managed
          Series,  Inc.;  AXP Market  Advantage  Series,  Inc.; AXP Money Market
          Series,  Inc.; AXP Partners Series,  Inc.; AXP Partners  International
          Series,  Inc.; AXP Progressive Series,  Inc.; AXP Sector Series, Inc.;
          AXP Selected Series,  Inc.; AXP Special  Tax-Exempt  Series Trust; AXP
          Stock Series,  Inc.; AXP Strategy Series, Inc.; AXP Tax-Exempt Series,
          Inc.; AXP Tax-Free Money Series, Inc.; Growth Trust; Growth and Income
          Trust;  Income Trust;  Tax-Free  Income Trust;  World Trust;  American
          Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address*                              Underwriter

         Ruediger Adolf                                 Senior Vice President                  None

         Gumer C. Alvero                                Vice President - General               None
                                                        Manager Annuities

         Ward D. Armstrong                              Senior Vice President -                None
                                                        Retirement Services and
                                                        Asset Management

         John M. Baker                                  Vice President - Plan                  None
                                                        Sponsor Services

         Dudley Barksdale                               Vice President - Service               None
                                                        Development

         Timothy V. Bechtold                            Vice President -                       None
                                                        Insurance Products

         Arthur H. Berman                               Senior Vice President - Chief          None
                                                        Financial Officer - Finance

         Walter S. Berman                               Director, Senior Vice President -      None
                                                        and Treasurer

         Robert C. Bloomer                              Vice President - Technologies III      None

         Leslie H. Bodell                               Vice President - Technologies I        None

         Rob Bohli                                      Group Vice President -                 None
         10375 Richmond Avenue #600                     South Texas
         Houston, TX  77042

         Walter K. Booker                               Group Vice President -                 None
         61 South Paramus Road                          New Jersey
         Mack-Cali Office Center IV,
         3rd Floor
         Paramus, NJ  07652

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      Northern California
         Suite 200
         Walnut Creek, CA  94596

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Relationship          None
                                                        Leader Retail Distribution Services

         James M. Cracchiolo                            Director, Chairman, President and      None
                                                        Chief Executive Officer

         Colleen Curran                                 Vice President and                     None
                                                        Assistant General Counsel

         Luz Maria Davis                                Vice President - AEFA                  None
                                                        Communications

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York/Vermont
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington D.C./Baltimore
         Pike
         Vienna, VA  22182

         Kenneth Dykman                                 Group Vice President -                 None
         6000 28th Street South East                    Greater Michigan
         Suite 200
         Grand Rapids, MI  49546

         Bradford L. Drew                               Group Vice President -                 None
         1000 S. Pine Island Road                       Southern Florida
         Suite 510
         Plantation, FL  33324

         William V. Elliot                              Vice President - Financial             None
                                                        Planning and Advice

         Benjamin R. Field                              Vice President - Finanace              None
                                                        Education and Planning Services

         Gordon M. Fines                                Vice President - Senior                None
                                                        Portfolio Manager I

         Giunero Floro                                  Vice President - Creative              None
                                                        Services

         Terrence J. Flynn                              Vice President - Brokerage             None
                                                        Clearing Operations

         Jeffrey P. Fox                                 Vice President - Investment            Treasurer
                                                        Accounting

         Barbara H. Fraser                              Executive Vice President -             None
                                                        AEFA Products and Corporate
                                                        Marketing

         Peter A. Gallus                                Vice President -                       None
                                                        Investment
                                                        Administration

         Gary W. Gassmann                               Group Vice President -                 None
         2677 Central Park Boulevard                    Detroit Metro
         Suite 350
         Southfield, MN  48076

         Steven Guida                                   Vice President -                       None
                                                        New Business and Service

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Lorraine R. Hart                               Vice President - Investments           None
                                                        Administration Officer

         Janis K. Heaney                                Vice President -                       None
                                                        Incentive Management

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Henry Heitman                                  Vice President - Brokerage             None
                                                        Product Development

         Jon E. Hjelm                                   Group Vice President -                 None
         655 Metro Place South                          Ohio Valley
         Suite 570
         Dublin, OH  43017

         David X. Hockenberry                           Group Vice President -                 None
         830 Crescent Centre Drive                      Mid South
         Suite 490
         Franklin, TN  37067-7217

         Carol A. Holton                                Vice President - Third                 None
                                                        Party Distribution

         Debra A. Hutchinson                            Vice President - Technologies I        None

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Great Plains
         Suite 900
         Oklahoma City, OK  73112

         Theodore M. Jenkin                             Group Vice President -                 None
         6000 Freedom Square Drive                      Steel Cities
         Suite 300
         Cleveland, OH  44131

         James M. Jensen                                Vice President -                       None
                                                        Advice and
                                                        Retail Distribution
                                                        Group Product,
                                                        Compensation and Field
                                                        Administration

         Jody M. Johnson                                Group Vice President -                 None
                                                        Twin Cities Metro

         Nancy Jones                                    Vice President - Interactive           None
                                                        Business Development

         William A. Jones                               Vice President - Technologies III      None

         John C. Junek                                  Senior Vice President,                 None
                                                        General Counsel

         Ora J. Kaine                                   Vice President -                       None
                                                        Retail Distribution Services
                                                        and Chief of Staff

         Theresa Kaminski                               Vice President - Compliance            None

         Michelle M. Keeley                             Senior Vice President -                None
                                                        Fixed Income

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      Northern Texas
         801 East Campbell Road
         Richardson, TX  75081

         Claire Kolmodin                                Vice President - Strategic             None
                                                        Initiatives

         Christopher J. Kopka                           Money Laundering Prevention            Non
                                                        Officer

         Mitre Kutanovski                               Group Vice President -                 None
         125 South Wacker Drive                         Chicago Metro
         Suite 1550
         Chicago, IL  60606

         Lori J. Larson                                 Vice President -                       None
                                                        Brokerage and Direct
                                                        Services

         Daniel E. Laufenberg                           Vice President and Chief               None
                                                        U.S. Economist

         Jane W. Lee                                    Vice President and General             None
                                                        Manager Platinum Financial
                                                        Services

         Catherine M. Libbe                             Vice President - Marketing             None
                                                        & Product Services

         Diane D. Lyngstad                              Vice President - Lead Financial        None
                                                        Officer, U.S. Retail Group

         Thomas A. Mahowald                             Vice President and Director of         None
                                                        Equity Research

         Timothy J. Masek                               Vice President and                     None
                                                        Director of Fixed Income
                                                        Research

         Mark T. McGannon                               Vice President and General             None
                                                        Sales Manager - Products

         Brian J. McGrane                               Vice President - LFO Finance           None

         Dean O. McGill                                 Group Vice President -                 None
         11835 W. Olympic Blvd                          Los Angeles Metro
         Suite 900 East
         Los Angeles, CA  90064

         Sarah M. McKenzie                              Vice President - Managed and           None
                                                        Brokerage Products

         Timothy S. Meehan                              Secretary                              None

         Penny Meier                                    Vice President - Business              None
                                                        Transformation/Six Sigma

         Paula R. Meyer                                 Senior Vice President and              President
                                                        General Manager - Mutual Funds

         Barry J. Murphy                                Executive Vice President -             None
                                                        U.S. Retail Group

         Rebecca Nash                                   Vice President - Service               Non
                                                        Operations

         Balakrish R. Natarnjan                         Vice President - Finance               None

         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Patrick H. O'Connell                           Group Vice President -                 None
         Commerce Center One                            Southern New England
         333 East River
         Hartford, CT  06108-4200

         Francois B. Odouard                            Vice President - Brokerage             None

         Michael J. O'Keefe                             Vice President -                       None
                                                        Advisory Business Systems

         Kristi L. Petersen                             Vice President - SPS and               None
                                                        External Products

         John G. Poole                                  Group Vice President -                 None
         14755 North Outer Forty Road                   Gateway/Springfield
         Suite 500
         Chesterfield, MO  63017

         Larry M. Post                                  Group Vice President -                 None
         2 Constitution Plaza                           New England
         Charlestown, MA  02129

         Ronald W. Powell                               Vice President and                     None
                                                        Assistant General Counsel

         Teresa J. Rasmussen                            Vice President and                     None
                                                        Assistant General Counsel

         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Carolinas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         Mark Riordan                                   Vice President - Finance               None
                                                        Emerging Technologies

         Daniel J. Rivera                               Vice President - Senior                None
                                                        Portfolio Manager II

         ReBecca K. Roloff                              Senior Vice President -                None
                                                        Field Management and
                                                        Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                Board member and
                                                        Institutional Group                    Vice President

         Maximillian G. Roth                            Group Vice President -                 None
         1400 Lombardi Avenue                           Wisconsin/Upper Michigan
         Suite 202
         Green Bay, WI  54304

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         Andrew C. Schell                               Vice President - Client Development    None
                                                        and Migration

         Peter B. Schofield                             Vice President - Auditing              None

         Gary A. Scott                                  Vice President - Client                None
                                                        Acquisition Marketing

         Jacqueline M. Sinjem                           Vice President - Plan                  None
                                                        Sponsor Services

         Albert L. Soule                                Group Vice President -                 None
         6925 Union Park Center                         Western Frontier
         Suite 200
         Midvale, UT  84047

         Bridget Sperl                                  Senior Vice President -                None
                                                        Client Service Organization

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California/Hawaii
         Two Park Plaza
         Irvine, CA  92614

         Lisa A. Steffes                                Vice President -                       None
                                                        Marketing Offer
                                                        Development

         David K. Stewart                               Vice President - AEFA Controller       None

         Caroline Stockdale-Boon                        Senior Vice President -                None
                                                        Human Resources

         Jeffrey J. Stremcha                            Technologies I                         None

         John T. Sweeney                                Vice President - Lead Financial        None
                                                        Officer, Products Group

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Georgia/North Florida
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         188 106th Avenue NE                            Pacific Northwest
         Suite 640
         Bellevue, WA  98004-5902

         William F. "Ted" Truscott                      Senior Vice President -                Board member and
                                                        Chief Investment Officer               Vice President

         George F. Tsafaridis                           Vice President - Quality &             None
                                                        Service Support

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Senior Vice President -                None
                                                        Field Management

         Andrew O. Washburn                             Vice President -                       None
                                                        Mutual Fund Marketing

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Eastern Pennsylvania/
         Suite 200                                      Delaware
         Camp Hill, PA  17011

         Beth E. Weimer                                 Vice President and                     None
                                                        Chief Compliance Officer

         Jeffrey A. Williams                            Senior Vice President -                None
                                                        Cross-Sell/Strategic
                                                        Management

         William J. Williams                            Senior Vice President -                None
                                                        Field Management

         Dianne L. Wilson                               Vice President - Insurance             None
                                                        Operations

         Michael D. Wolf                                Vice President - Senior                None
                                                        Portfolio Manager

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020


* Business address is: 70100 AXP Financial Center, Minneapolis, MN 55474 unless otherwise noted.

Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Global Series, Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 19th day of December, 2003.


AXP GLOBAL SERIES, INC.



By /s/   Paula R. Meyer
   -----------------------
         Paula R. Meyer, President



By /s/   Jeffrey P. Fox
   ---------------------
         Jeffrey P. Fox, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of December, 2003.

Signature                                            Capacity


/s/  Arne H. Carlson*                                Chair of the Board
---------------------
     Arne H. Carlson

                                                     Director
--------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone*                              Director
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser*                              Director
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter*                                Director
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                  Director
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.*                          Director
-----------------------------
     Stephen R. Lewis, Jr.

Signature                                            Capacity


/s/  Alan G. Quasha*
----------------------                               Director
     Alan G. Quasha

/s/  Stephen W. Roszell*                             Director
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson*                                Director
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby*                           Director
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott*                            Director
-------------------------
     William F. Truscott

* Signed pursuant to Directors'/Trustees' Power of Attorney, dated Jan. 8, 2003, filed electronically as Exhibit (q)(1) on or about Oct. 23, 2003 to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 33-25824, by:



/s/ Leslie L. Ogg
------------------
    Leslie L. Ogg

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, WORLD TRUST consents to the filing of this Amendment to the Registration Statement signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 19th day of December, 2003.

WORLD TRUST


By   /s/  Paula R. Meyer
     ---------------------
          Paula R. Meyer, President


By  /s/  Jeffrey P. Fox
    --------------------
         Jeffrey P. Fox


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 19th day of December, 2003.

Signature                                            Capacity

/s/  Arne H. Carlson**                               Chair of the Board
---------------------
     Arne H. Carlson

                                                     Trustee
--------------------------
     Philip J. Carroll, Jr.

/s/  Livio D. DeSimone**                             Trustee
-----------------------
     Livio D. DeSimone

/s/  Barbara H. Fraser**                             Trustee
------------------------
     Barbara H. Fraser

/s/  Heinz F. Hutter**                               Trustee
----------------------
     Heinz F. Hutter

/s/  Anne P. Jones**                                 Trustee
-------------------
     Anne P. Jones

/s/  Stephen R. Lewis, Jr.**                         Trustee
-----------------------------
     Stephen R. Lewis, Jr.

/s/  Alan G. Quasha**                                Trustee
----------------------
     Alan G. Quasha

Signature                                            Capacity


/s/  Stephen W. Roszell**                            Trustee
-------------------------
     Stephen W. Roszell

/s/  Alan K. Simpson**                               Trustee
---------------------
     Alan K. Simpson

/s/  Alison Taunton-Rigby**                          Trustee
---------------------------
     Alison Taunton-Rigby

/s/  William F. Truscott**                           Trustee
-------------------------
     William F. Truscott

** Signed pursuant to Trustees' Power of Attorney, dated Jan. 8, 2003, filed electronically on or about Oct. 23, 2003 as Exhibit (q)(4) to Registrant's Post-Effective Amendment No. 39 to Registration Statement No. 33-25824, by:



/s/ Leslie L. Ogg
------------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 40 TO REGISTRATION STATEMENT NO. 33-25824

This Post-Effective Amendment contains the following papers and documents:

The facing sheet.

Part A.  Prospectuses for:

         AXP Emerging Markets Fund.
         The prospectus supplement for AXP Emerging Markets Fund Class I shares. AXP Global Balanced Fund
         AXP Global Bond Fund
         The prospectus supplement for AXP Global Bond Fund Class I shares.
         AXP Global Equity Fund
         AXP Global Technology Fund

Part B.  Statements of Additional Information for:

         AXP Emerging Markets Fund
         AXP Global Balanced Fund
         AXP Global Bond Fund
         AXP Global Equity Fund
         AXP Global Technology Fund

         Financial statements for:

         AXP Emerging Markets Fund
         AXP Global Balanced Fund
         AXP Global Bond Fund
         AXP Global Equity Fund
         AXP Global Technology Fund

Part C.

         Other information.
         Exhibits

The signatures.